As filed with the Securities and Exchange Commission on June __, 2007


                                                         Registration Statement
                                                                 No. 333-105007

===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                           POST-EFFECTIVE AMENDMENT
                                   NO. 1 TO
                            REGISTRATION STATEMENT
                               ON FORM S-3 UNDER
                          THE SECURITIES ACT OF 1933


                          BEAR STEARNS DEPOSITOR INC.
            (Exact name of registrant as specified in its charter)

         Delaware                                       13-4164633
(State of Incorporation)                   (I.R.S. Employer Identification No.)

                              383 Madison Avenue
                           New York, New York 10179
                                (212) 272-2000
                   (Address of principal executive offices)


                               Craig Overlander
                              383 Madison Avenue
                           New York, New York 10179
                                (212) 272-2000
                          (Name of agent for service)


                                With a copy to:


                            Siegfried Knopf, Esq.
                              Sidley Austin LLP
                              787 Seventh Avenue
                           New York, New York 10019


Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expect to be made pursuant to Rule 434, please check the following box. [ ]




                                                                   CALCULATION OF REGISTRATION FEE
===================================================================================================================================
                                                                            Proposed           Proposed
                                                                             Maximum           Maximum
                            Title of                      Amount         Offering Price       Aggregate              Amount of
                  Securities to Be Registered        to be Registered        Per Unit*      Offering Price*      Registration Fee
--------------------------------------------------  -------------------- ----------------  -------------------  -------------------
Trust Certificates...........................         $306,594,932             100%           $306,594,932         $24,803.53(1)
===================================================================================================================================
*Estimated for the purpose of calculating the registration fee.
-------------------------------------------------------------------------------------------------------------------
(1)      Previously paid.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.

                               EXPLANATORY NOTE


         This registration statement includes a prospectus with a corresponding form of prospectus supplement for offering series of certificates representing the entire beneficial ownership interest in various trusts to be created from time to time, the assets of which consist primarily of a fixed income security or pool of such securities satisfying the criteria set forth in the prospectus, together with certain other assets as described in the prospectus, deposited in trust by Bear Stearns Depositor Inc. This registration statement is being amended by post-effective amendment to bring it into compliance with Regulation AB.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange is effective. This prospectus is not an offer to sell and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                     Subject to Completion Dated [ ], 200[ ]

Prospectus Supplement
(To Prospectus Dated [  ], 200[  ])

                               $[            ]
                     [CALLABLE] TRUST CERTIFICATES (TRUCs)
                         Series 200[ ]-[ ], Class [ ]

(Underlying Securities will be [securities type] due [     ] issued by [name of
                              underlying issuer])

                         TRUCs Series 200[ ]-[ ] Trust
                                Issuing Entity

                          Bear Stearns Depositor Inc.
                             Depositor and Sponsor


                                                  AGGREGATE      [INITIAL]                                            PROCEEDS
                                   NUMBER OF      PRINCIPAL/     INTEREST          PRICE TO          UNDERWRITING      BEFORE
                                  CERTIFICATES     NOTIONAL        RATE             PUBLIC              DISCOUNT      EXPENSES
                                                   BALANCE
[Class [  ] Certificates]                           $[ ]       [[ ]%] [Variable]     $[ ]                 $[ ]           $[ ]
[Class [  ] Certificates]                           $[ ]       [[ ]%] [Variable]     $[ ]                 $[ ]           $[ ]




                          ----------------------------------------------

THE CERTIFICATES          The Issuing Entity
WILL REPRESENT
INTERESTS IN THE              o   will be formed pursuant to a Trust Agreement between Bear Stearns Depositor
ISSUING ENTITY                    Inc., as depositor, and [ ], as trustee, for the sole purpose of issuing the
ONLY AND WILL                     certificates.
NOT REPRESENT AN
INTEREST IN OR                o   will issue [ ] classes of certificates having an aggregate principal balance of
OBLIGATION OF                     $[ ], [all of which] [of which only the Class [ ] certificates] are offered
BEAR STEARNS                      hereby. [The Class [ ] certificates are interest-only notional amount
DEPOSITOR INC.,                   certificates, and the initial notional amount of such certificates is not included
THE TRUSTEE OR ANY                in the aggregate certificate principal balance.]
OF THEIR AFFILIATES.
                          The Certificates

                              o   will represent an undivided beneficial interest in the assets of the Issuing
                                  Entity, which will consist of the Underlying Securities [and the [interest rate]
                                  [currency] swap agreement] described herein.

                              o   are entitled to distributions of interest [monthly] [quarterly] [semi-annually] on the [___] day of each [_____] commencing [__________].

                              o   currently have no trading market.

                              o   will not be insured or guaranteed by any governmental agency.

                              o   [are callable in whole or in part if the Call Warrants on the Underlying
                                  Securities are exercised.]

                              o   [will have the benefit of credit support in the form of a [letter of credit]
                                  [surety bond] [financial guaranty insurance policy] [reserve account], as described under "Description of Credit Support" in this prospectus supplement.]

YOU SHOULD REVIEW THE INFORMATION IN THE SECTION ENTITLED "RISK FACTORS" BEGINNING ON PAGE S-[ ] OF THIS PROSPECTUS SUPPLEMENT
AND ON PAGE [ ] OF THE ACCOMPANYING PROSPECTUS PRIOR TO MAKING A DECISION TO INVEST IN THE CERTIFICATES.



For complete information about the offered certificates, read both this prospectus supplement and the accompanying prospectus. This prospectus supplement must be accompanied by the prospectus if it is being used to offer and sell the offered certificates.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the offered certificates or passed upon the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.

Subject to the satisfaction of certain conditions, the underwriter[s] named below will purchase the offered certificates from Bear Stearns Depositor Inc. See "Method of Distribution" in this prospectus supplement. The offered certificates will be issued in book-entry form only on or about [ ], 200[ ].

                            ------------------------
                 Bear, Stearns & Co. Inc. [Other Underwriters]
             The date of the prospectus supplement is [ ], 200[ ].

              IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS

We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) the accompanying prospectus, which provides general information, some of which does not apply to your series of certificates and (b) this prospectus supplement, which describes the specific terms of your series of certificates. It is important for you to read and consider all of the information contained in both this prospectus supplement and the accompanying prospectus in making your investment decision.

We include cross-references in this prospectus supplement and the accompanying prospectus to captions in these materials where you can find further related discussions. Unless otherwise stated, cross-references in this prospectus supplement are to captions in this prospectus supplement. The following table of contents provides the pages on which these captions are located.

You can find a listing of the pages where capitalized terms used in this prospectus supplement and the accompanying prospectus are defined under the caption "Index of Terms for Prospectus Supplement" beginning on page S-[ ] in this document and under the caption "Index of Terms for Prospectus" beginning on page [ ] in the accompanying prospectus.

                              --------------------

The underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the Class [ ] Certificates, including over-allotment, stabilizing and short-covering transactions in such securities and the imposition of penalty bids, in each case in connection with the offering of the certificates. For a description of these activities, see "Method of Distribution" herein.

                              --------------------

For 90 days following the date of this prospectus supplement, all dealers selling the offered certificates are required to deliver a prospectus supplement and prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriter of the offered certificates and with respect to their unsold allotments or subscriptions.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

We are not offering the offered certificates in any state where the offer is not permitted.

         [In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a "Relevant Member State"), each underwriter represents and agrees that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the "Relevant Implementation Date") it has not made and will not make an offer of the Class [ ] Certificates to the public in that Relevant Member State except that it may, with effect from and including the Relevant Implementation Date, make an offer of Class [ ] Certificates to the public in that Relevant Member State at any time:

         (a) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

         (b) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year;
                  (2) a total balance sheet of more than (euro)43,000,000 and
                  (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

         (c) in any other circumstances which do not require the publication by the trust of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an "offer of Class [ ] Certificates to the public" in relation to any Class [ ] Certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Class [ ] Certificates to be offered so as to enable an investor to decide to purchase or subscribe the Class [ ] Certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

          Each underwriter represents and agrees that:

         (a) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the Class [ ] Certificates in circumstances in which Section 21(1) of the FSMA does not apply to the trust; and

         (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Class [ ] Certificates in, from or otherwise involving the United Kingdom.

                      NOTICE TO UNITED KINGDOM INVESTORS

         The distribution of this prospectus supplement (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at persons who (1) are outside the United Kingdom, or (2) have professional experience in matters relating to investments, or (3) are persons falling within Articles 49(2)(a) through (d) ("high net worth companies, unincorporated associates, etc.") or 19 (Investment Professionals) of the Financial Services and Market Act 2000 (Financial Promotion) Order 2005 (all such persons together being referred to as the "Relevant Persons"). This prospectus supplement must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this prospectus supplement relates, including the Class [ ] Certificates, is available only to Relevant Persons and will be engaged in only with Relevant Persons.

    POTENTIAL INVESTORS IN THE UNITED KINGDOM ARE ADVISED THAT ALL, OR MOST, OF THE PROTECTIONS AFFORDED BY THE UNITED KINGDOM REGULATORY SYSTEM WILL NOT APPLY TO AN INVESTMENT IN THE ISSUER AND THAT COMPENSATION WILL NOT BE
AVAILABLE UNDER THE UNITED KINGDOM FINANCIAL SERVICES COMPENSATION SCHEME.]

                               TABLE OF CONTENTS

                             Prospectus Supplement

SUMMARY OF PRINCIPAL TERMS..................................................S-6
TRANSACTION ILLUSTRATION...................................................S-15
RISK FACTORS...............................................................S-16
FORMATION OF THE ISSUING ENTITY............................................S-19
USE OF PROCEEDS............................................................S-19
AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS.......................S-19
DESCRIPTION OF THE DEPOSITED ASSETS........................................S-20
     General...............................................................S-20
     Underlying Securities.................................................S-22
     [Government Trust Certificates].......................................S-24
     [The Swap Agreement...................................................S-24
[DESCRIPTION OF CREDIT SUPPORT]............................................S-25
     [The Letter of Credit.................................................S-25
     [The Surety Bond......................................................S-25
     [Reserve Account......................................................S-26
DESCRIPTION OF THE CERTIFICATES............................................S-26
     General...............................................................S-26
     Definitive Certificates...............................................S-27
     Collections and Distributions.........................................S-27
     Fees and Expenses.....................................................S-30
     Allocation of Losses; Subordination [specify if applicable]...........S-30
     [Restrictions on Transfer of the Class [  ] Certificates..............S-31
     [Call Warrants; Redemption Upon Exercise of the Call Warrants.........S-31
     Default on Underlying Securities......................................S-31
     SEC Reporting Failure.................................................S-32
DESCRIPTION OF THE TRUST AGREEMENT.........................................S-33
     General...............................................................S-33
     The Trustee...........................................................S-33
     Events of Default.....................................................S-34
     Voting Rights.........................................................S-35
     Voting of Underlying Securities, [Modification of Indenture]..........S-35
     Termination...........................................................S-36
     Reports in Relation to the Certificates...............................S-36
MATERIAL FEDERAL INCOME TAX CONSEQUENCES...................................S-36
ERISA CONSIDERATIONS.......................................................S-37
     Trust Assets as "Plan Assets".........................................S-37
     Prohibited Transaction Exemptions.....................................S-38
METHOD OF DISTRIBUTION.....................................................S-38
     Underwriting..........................................................S-38
LISTING....................................................................S-39
RATINGS....................................................................S-40
LEGAL PROCEEDINGS..........................................................S-40
LEGAL OPINIONS.............................................................S-40
INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT...................................S-41


                             ----------------------

                          SUMMARY OF PRINCIPAL TERMS

                  This summary highlights the principal economic terms of the Class [ ] Certificates being issued by the Issuing Entity and offered by this Prospectus Supplement and of the Underlying Securities. It does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the Class [ ] Certificates, you should carefully read this prospectus supplement and the accompanying prospectus in full. Certain capitalized terms used in this prospectus supplement are defined on the pages indicated in the "Index of Terms for Prospectus Supplement."


Transaction Participants
------------------------

  Issuing Entity.................................. Bear Stearns Depositor Inc., as depositor, and [  ], as trustee, will form the TRUCs Series 200[  ]-[  ] Trust (the "Issuing
                                                   Entity" or "Trust").

  Depositor and Sponsor........................... Bear Stearns Depositor Inc., an indirect wholly-owned subsidiary of The Bear Stearns Companies Inc. (the "Depositor").  See "Bear
                                                   Stearns Depositor Inc." in the accompanying prospectus.  The
                                                   Depositor will also be the "sponsor" of the offering of the
                                                   Certificates under this prospectus supplement for purposes of
                                                   Item 1101(1) of Regulation AB under the Securities Act of 1933.
                                                   References to the "Depositor" in this prospectus supplement and in the prospectus also include the Depositor in its capacity
                                                   as sponsor.

  Trustee......................................... [      ], a [        ] [banking association] [trust company].

The Securities
--------------

  Securities Offered.............................. [  ] [Callable] Trust Certificates, [     ] Series 200[  ]-[  ],
                                                   consisting of Class [ ] Certificates [[,] [and] Class [ ]
                                                   Certificates [and specify others]]. [The Issuing Entity
                                                   will also issue Class [ ] Certificates in an aggregate
                                                   initial [principal] [notional] amount of $[ ], which are
                                                   not being offered hereby.] The Class [ ] Certificates [and the Class [ ] Certificates] are collectively referred to
                                                   herein as the "Certificates."

                                                   The $[ ] initial principal balance of each Class [ ]
                                                   Certificate represents the amount that the related
                                                   certificateholder is entitled to receive as distributions
                                                   allocable to principal. Such amount due to a
                                                   certificateholder will decline to the extent distributions allocable to principal are made.

                                                     S-6

                                                   [The Class [ ] Certificates will be [principal]
                                                   [interest]-only certificates and will not entitle holders
                                                   thereof to distributions of [interest] [principal].] [The
                                                   notional amount of the Class [ ] Certificates as of any
                                                   date of determination is equal to [specify]. The
                                                   establishment of a notional amount for the Class [ ]
                                                   Certificates is solely for convenience in determining the
                                                   basis on which distributions on the Class [ ] Certificates are calculated [and determining the relative voting rights of certificateholders of Class [ ] Certificates for
                                                   purposes of voting on a class-by-class basis or otherwise.
                                                   The notional amount does not represent the right to receive any distributions allocable to principal.]

  Initial Number of Class [  ] Certificates....... [      ].

  [Other Certificates............................. The Issuing Entity will issue the following classes of certificates each of which will not be offered under this prospectus
                                                   supplement. [Describe any other classes of certificates
                                                   that are issued but not offered, including any subordinated classes not rated in one of the four highest rating
                                                   categories and any residual or equity interests.] These
                                                   classes will initially be held by [ ].]

  [Notional/Principal Amount of Class [  ]
  Certificates]................................... [$] [      ].

  Initial Certificate Principal Balance........... [$] [      ].

  Final Scheduled Distribution Date............... [      ].

  [Initial] Interest Rate......................... [The variable interest rates applicable to the calculation of the interest distributable on any Distribution Date on the
                                                   certificates [(other than the Class [ ] Certificates)] are equal to [describe method for determining variable rates].
                                                   The initial variable interest rates for the Class [ ]
                                                   Certificates [,] [and] the Class [ ] Certificates [and
                                                   specify others] are approximately [ ]% [,] [and] [ ]% [and
                                                   [ ]%] per annum, respectively.] [The interest rate
                                                   applicable to the calculation of the interest distributable on any Distribution Date on the [specify classes]
                                                   Certificates is fixed at [ ]% [and [ ]%, respectively,] per annum.] [[ ]% per annum.]

  Deposited Assets................................ The Deposited Assets will consist [solely] [primarily] of the
                                                   Underlying Securities [which will be subject to the Call
                                                   Warrants] [and describe any other assets, including any
                                                   Swap Agreement]. See "--The Underlying Securities" and
                                                   "Description of the Deposited Assets."


                                                     S-7


                                                   [The Deposited Assets will also include [ describe any
                                                   interest rate or currency derivatives permitted under Item
                                                   1115 of Regulation AB] (such assets, together with the
                                                   Underlying Securities, the "Deposited Assets").]
                                                   Under the [derivative] agreement [identify the counterparty or other provider of the Other Deposited Assets] (the
                                                   "Counterparty") will be obligated to make a payment to the
                                                   Issuing Entity [describe terms under which payments will be made or received] in order to provide protection against
                                                   [describe currency or interest rate risks protected
                                                   against]. Shortfalls due to [describe currency or interest rate risks] that are not covered by the [derivative]
                                                   agreement will be borne by the Certificateholders or a [pro rata] [describe other] basis.]

Credit Support.................................... [The certificateholders of the [specify particular classes]
                                                   Certificates will have the benefit of [describe any letter of credit; surety bond; or other applicable credit support]
                                                   which will be used to support or ensure the [servicing and]
                                                   [timely] [ultimate] distribution of amounts due with
                                                   respect to the Underlying Securities, including providing
                                                   certain coverage with respect to losses]. Under the [credit support] agreement [identify the credit support provider]
                                                   will be obligated to make a payment to the Issuing Entity
                                                   [describe terms under which payments will be made or
                                                   received] in order to provide protection against [losses
                                                   due to payment defaults on the Underlying Securities].
                                                   Shortfalls due to [losses on the Underlying Securities]
                                                   that are not covered by this credit support will be borne
                                                   by the Certificateholders on a [pro rata] [or describe
                                                   other] basis.]

Original Issue Date............................... [ ].

Cut-off Date...................................... [ ].

Distribution Date[s].............................. [ ] and [ ] of each year, or if any such date is not a business day, the next succeeding business day, commencing [ ].

Interest Accrual Periods.......................... [Monthly] [Quarterly] [Semi-annual] periods (or, in the case of the first
                                                   Interest Accrual Period, from and including the Original
                                                   Issue Date to, but excluding, the first Distribution Date).

Distributions..................................... Holders of the Class [ ] Certificates will be entitled to receive on each Distribution Date, to the extent of funds available to the Issuing Entity, after [the payment of trustee fees and]
                                                   the reimbursement of the Trustee for any extraordinary
                                                   trust expenses incurred pursuant to the instructions of all the certificateholders],

                                                        o   [in the case of each class of Certificates other than the
                                                            Class [ ] Certificates,] distributions of interest on
                                                            the Underlying Securities to the extent necessary to
                                                            pay interest at the [applicable interest rate] [rate of
                                                            [ ]% per annum on the outstanding principal balance] of
                                                            the Class [ ] Certificates,[ and]


                                                        S-8

                                                        o   [in the case of each class of Certificates other than the
                                                            Class [ ] Certificates,] distributions of principal
                                                            received on the Underlying Securities to the extent
                                                            necessary to pay the outstanding principal balance of
                                                            the Class [ ] Certificates[.] [, and]

                                                        o   [[in the case of each class of Certificates other than the
                                                            Class [ ] Certificates,] distributions allocable to
                                                            premium (if any) in an amount equal to all payments of
                                                            premium (if any) received on the Underlying Securities
                                                            for the applicable Collection Period.]

                                                   Distributions will be made to certificateholders only if, and to the extent that, payments are made with respect to the Deposited
                                                   Assets or are otherwise covered by any credit support. [In the event that principal distributions with respect to the
                                                   Underlying Securities are insufficient to pay the outstanding principal balances of the Class [ ] Certificates and the Class [
                                                   ] Certificates, the holders will share in such principal
                                                   distributions on a [pro rata] [or describe other] basis based on the outstanding principal balances of their respective
                                                   Certificates.] [The holders of the Class [ ] Certificates will be entitled to receive on each Distribution Date distributions allocable to interest in an amount equal to [describe
                                                   interest].] [The holders of the Class [ ] Certificates will not be entitled to receive any distributions allocable to principal or premium (if any).] See "Description of the
                                                   Certificates--Collections and Distributions."

  [Ordinary Trustee Fees]......................... [On each Distribution Date on which payments allocable to interest are received by the Issuing Entity, the Trustee will designate as ordinary trustee fees an amount equal to the
                                                   product of (i) the aggregate principal balance of the
                                                   outstanding Certificates on the record date and (ii) [ ]% per annum ("Ordinary Trustee Fees").] [On each Distribution Date on which payments allocable to interest are received by the Issuing
                                                   Entity, the Trustee will receive $[ ] as ordinary trustee fees
                                                   ("Ordinary Trustee Fees").]

  Special Distribution Dates...................... If a payment with respect to the Underlying Securities is made to the Trustee after the Distribution Date on which such payment was scheduled to be distributed to certificateholders or in connection with the redemption, prepayment or liquidation of the
                                                   Underlying Securities in whole or in part, then the Trustee will distribute any such amounts received on the next occurring business day (a "Special Distribution Date") as if the funds had constituted available funds on the Distribution Date immediately preceding such Special Distribution Date; provided, however, that the record date for such Special Distribution Date shall be
                                                   [___] business day[s] prior to the day on which the related payment was received.

  Record Date..................................... The [   ] day immediately preceding each Distribution Date.


                                                        S-9

  [Subordination]................................. [The rights of the holders of the Class [  ] Certificates [and specify other classes] to receive distributions of principal, premium (if any), and interest with respect to the Deposited
                                                   Assets will be subordinated to the rights of the holders of the
                                                   Class [ ] Certificates to receive distributions. [Losses
                                                   attributable to principal, premium (if any) and interest
                                                   realized on a Deposited Asset (such losses, "Realized Losses")
                                                   will be allocated to reduce the principal balance, first, of the
                                                   Class [ ] Certificates and, then, of the Class [ ]
                                                   Certificates.]. See "Description of the Certificates--Allocation
                                                   of Losses; Subordination."]

  [Exercise of Call Warrants]..................... [The Call Warrants permit the holders thereof to purchase all or a portion of the Underlying Securities from the Issuing Entity at any time after [ ] and during any earlier period during which
                                                   (1) an Underlying Securities Event of Default has occurred and is continuing, (2) a tender offer for the Underlying Securities has occurred and is continuing, (3) any redemption or other unscheduled payment on the Underlying Securities has been
                                                   announced and the distribution to securityholders of the
                                                   redemption price or other payment has not yet occurred or (4) an
                                                   SEC Reporting Failure (as defined in this Prospectus Supplement)
                                                   has occurred.

                                                        o    An exercise of the Call Warrants in whole will result
                                                             in the redemption of all of the Certificates.

                                                        o    In the event of an exercise of the Call Warrants
                                                             in part, [the trustee will select by lot a
                                                             corresponding amount of Class [ ] Certificates for
                                                             redemption] [the Class [ ] Certificates will be
                                                             redeemed pro rata in part in a corresponding amount].

                                                        o    Any redemption of Class [ ] Certificates resulting
                                                             from an exercise of the Call Warrants on [ ] will be
                                                             at a price equal to 100% of the principal amount of
                                                             the Class [ ] Certificates to be redeemed plus accrued
                                                             and unpaid interest on the called Underlying
                                                             Securities to the call date; [any redemption of Class
                                                             [ ] Certificates resulting from an exercise of the
                                                             Call Warrants prior to [ ] will be at a price equal to
                                                             100% of the principal amount of the Class [ ]
                                                             Certificates to be redeemed plus accrued and unpaid
                                                             interest on the called Underlying Securities to the
                                                             call date plus a redemption premium equal to $[ ] per
                                                             Class [ ] Certificate; no [other] redemption or other
                                                             premium will be paid.]

                                                       S-10


  SEC Reporting Failure........................... If the Depositor receives notice that the Underlying Securities [Issuer]
                                                   [Guarantor] [of Underlying Securities representing 10% or more of the aggregate principal amount of the Underlying Securities]
                                                   is not filing periodic reports under the Securities Exchange Act of 1934 and as a result the Issuing Entity is unable to comply with its reporting obligations under the Exchange Act (an "SEC
                                                   Reporting Failure"), the Depositor will take the actions
                                                   described under "Description of the Certificates--SEC Reporting
                                                   Failure" [which actions may include applying to withdraw the
                                                   Class [ ] Certificates from listing and registration on the [New
                                                   York] [American] Stock Exchange or providing an instruction to the Trustee to liquidate the Issuing Entity in which case the net proceeds of the liquidation would be distributed to
                                                   Certificateholders in accordance with the distribution
                                                   priorities described in this prospectus supplement.]

  [Optional Termination].......................... [[The Depositor] may purchase at a price equal to the [principal amount]
                                                   [liquidation preference amount] of the Underlying Securities all the Deposited Assets in the Issuing Entity on any Distribution
                                                   Date on which the aggregate [principal amount] [liquidation preference amount] of the Underlying Securities remaining in the
                                                   Issuing Entity is less than [10%] of the aggregate [principal amount] [liquidation preference amount] of the Deposited Assets as of the Cut-off Date. This would cause the termination of the
                                                   Issuing Entity and early retirement of the certificates.
                                                   [Specify any other purchase or repurchase option of the
                                                   Depositor] See "Description of the Trust Agreement--Termination"
                                                   herein and "Description of Trust Agreement--Termination" in the
                                                   prospectus.]

  [Other Liquidation or Amortization Events]...... [Specify any other liquidation or amortization events or performance triggers that would alter transaction structure or flow of funds.]

  Denominations; Specified Currency............... The Class [  ] Certificates [and Class [  ] Certificates] [and specify others]
                                                   will be denominated and payable in [U.S. dollars] [ ] (the
                                                   "Specified Currency") and will each have an initial [principal]
                                                   [notional] balance of $[ ].

  Form of Security................................ [Book-entry certificates with The Depository Trust Company ("DTC")].  See
                                                   "Description of the Certificates--General." Distributions will be settled in [immediately available (same-day)] [clearinghouse
                                                   (next-day)] funds.

  Ratings......................................... [At the time of issuance, the Class [  ] Certificates will be rated no lower than the Underlying Securities are rated. As of the date of this prospectus supplement, the Underlying Securities are rated [ ]
                                                   by [ ] [and [ ] by [ ]]. [Specify specific ratings requirements for particular classes.] See "Ratings."


                                                       S-11

  Material Federal Income Tax Consequences........ In the opinion of tax counsel to the Issuing Entity, the Issuing Entity will not be classified as an association or publicly traded
                                                   partnership taxable as a corporation for federal income tax purposes. The parties will take the position that, although not free from doubt, the Issuing Entity will constitute a guarantor trust for federal income tax purposes, and consequently, each holder of a Certificate will be treated for federal income tax purposes as the owner of a pro rata undivided interest in the
                                                   Underlying Securities [and as having issued a pro rata portion of the Call Warrants]. See "Material Federal Income Tax
                                                   Consequences."

  ERISA Considerations............................ An employee benefit plan subject to the Employee Retirement Income
                                                   Security Act of 1974, as amended ("ERISA"), including an
                                                   individual retirement account (an "IRA") or Keogh plan (a
                                                   "KEOGH") (each, a "Plan") should consult its advisors concerning the ability of such Plan to purchase Class [___] Certificates under ERISA or the Code. See "ERISA Considerations."

  [Listing]....................................... [The Class [___] Certificates have been approved for listing, subject to official notice of issuance, on the [New York] [American]
                                                   [other] Stock Exchange. However, it is unlikely that trading of the Class [___] Certificates on the [New York] [American]
                                                   [other] Stock Exchange will be active. See "Listing."]

The Underlying Securities
-------------------------

Underlying Securities...........................   [A [  ]%] [floating rate] [debt security due [   ] [A pool of [debt
                                                   securities of various issuers] [preferred securities of trusts organized to issue trust-originated preferred securities] [term preferred stock having an investment grade rating] [United
                                                   States treasury securities] [debt securities of various United
                                                   States government sponsored entities] [debt securities of
                                                   various foreign government issuers], having an aggregate
                                                   principal amount of $[ ].

                                                   [Interest] [Dividends] on the Underlying Securities accrue[s] at the Underlying Securities Rate for each Underlying Securities
                                                   Interest Accrual Period and is payable on each Underlying
                                                   Securities Payment Date. The entire principal amount of the
                                                   Underlying Securities will be payable on the Underlying
                                                   Securities Final Payment Date. [The Underlying Securities have a remaining term to maturity of approximately [___] years.] [As of the Cut-off Date, the pool of Underlying Securities have a weighted average [interest] [dividend] rate of [___]% and a weighted average remaining term to maturity of approximately
                                                   [___] years. [Approximately [___]% [specify if greater than 10%]
                                                   of such Underlying Securities consist of debt securities of
                                                   [name issuer].]


                                                       S-12

Underlying Securities Issuer....................   [Specify issuer] [Pool of various domestic corporations, limited liability companies, banking organizations and insurance
                                                   companies.] [A trust or other legal entity organized under the laws of [ ] to issue trust preferred securities.] [A [
                                                   ]%]-[floating rate] [United States treasury securities] [debt securities of various United States government sponsored
                                                   entities] [Government Trust Certificates ("GTCs") [Pool of various foreign private issuers], having an aggregate principal amount of $[ ].

                                                   [The [Underlying Securities Issuer] is subject to the
                                                   informational requirements of the Securities Exchange Act of
                                                   1934 and in accordance therewith files reports and other
                                                   information (including financial information) with the SEC under the Underlying Securities Issuer's Exchange Act file number,
                                                   001-__________].

                                                   The Underlying Securities Issuers are not participating in this offering, will not receive any proceeds either from the sale of the Underlying Securities to the Depositor or from the issuance or the Certificates and have no direct obligations under the
                                                   Certificates.

                                                   [Name such obligor] is a [U.S. government-sponsored entity]
                                                   [specify other] whose principal executive offices are located at
                                                   [specify address]. The obligor [makes available to the public certain annual financial and other information].

[Underlying Securities Guarantor]...............   [Specify Underlying Securities Guarantor, if any.]

[Underlying Securities Guarantee]...............   [Describe Underlying Securities Guarantee, if any.]

[Foreign Government Guarantor]..................   [Specify Foreign Government Guarantor, if any.]

[GSE Issuer]....................................   [Specify issuer] [Pool of various U.S. government sponsored entity issuers].

Underlying Securities Trustee...................   [      ].

[Underlying Securities Fiscal and Paying Agent].   [      ].

Underlying Securities Original Issue Date.......   [      ].

Underlying Securities Final Payment Date........   [      ].

[Amortization]..................................   [Describe amortization schedule, if any].

Denominations[; Underlying Securities Currency].   The Underlying Securities are [denominated and payable in [U.S.
                                                   dollars] [    ] and are] available in minimum denominations of $[  ]
                                                   and [multiples thereof] [multiples of $[  ]].

                                                       S-13


Underlying Securities Payment Dates.............   [      ] and [      ].

Underlying Securities Rate......................   [  % per annum.] [A [Weighted Average] rate per annum equal to [specify interest rate formula for debt security].]

Underlying Securities Interest                     [Monthly] [Quarterly] [Semi-annual] periods.
Accrual Periods.................................

[Priority]......................................   [Describe senior or subordinated status or liquidation preference of any of the Underlying Securities].

[Security]......................................   [Describe existence of any security for obligations or state that Underlying
                                                   Securities are unsecured].

[Redemption/Put/Defeasance/Other Features]......   [Describe existence of any redemption, put, defeasance right or other material features applicable to the Underlying Securities].

Form of Security................................   Book-entry debt securities with DTC [listed on the [New York] [American] Stock
                                                   Exchange [specify other listing]].

[Underlying Securities Trustee].................   [      ] [The Underlying Securities have been issued pursuant to an
                                                   indenture between [      ] and the issuer of the Underlying Securities].

[Fiscal and Paying Agent].......................   [      ] [The Underlying Securities have been issued pursuant to a fiscal
                                                   and paying agency agreement, between [      ] and the issuer of the Underlying
                                                   Securities] [specify other agreement].

Ratings.........................................   As of the date of this prospectus supplement, the Underlying Securities are
                                                   rated [[   ] by [   ] [and [   ] by [   ]].  A rating of the Underlying
                                                   Securities is not a recommendation to purchase, hold or sell such Underlying
                                                   Securities, and there can be no assurance that a rating will remain for any given period of time or that a rating will not be revised or withdrawn entirely by a rating agency if in its judgment circumstances in the future so warrant.  See "Ratings."


          [This prospectus supplement provides only selected summary information with respect to the Underlying Securities. No investigation of the Underlying Securities Issuer [or the Underlying Securities Guarantor] (including, without limitation, any investigation as to their financial condition or creditworthiness) or of the Underlying Securities (including, without limitation, any investigation as to their ratings) has been made by the Depositor, the Trustee or the Underwriters in connection with the issuance of the [Certificates]. Potential certificateholders should obtain and evaluate the same information concerning the
Underlying Securities Issuer [and the Underlying Securities Guarantor] as they would obtain and evaluate if they were investing directly in the Underlying Securities or in other securities issued [or guaranteed ]by the Underlying Securities Issuer [or the
Underlying Securities Guarantor]. None of the Depositor, the trustee, the underwriters or any of their respective affiliates assumes any responsibility for the accuracy or completeness of any publicly available information of the Underlying Securities
Issuer [or the Underlying Securities Guarantor] filed with the SEC or otherwise made publicly available or considered by a purchaser of the Certificates in making his or her investment decision in connection therewith.




                           TRANSACTION ILLUSTRATION

                  The following diagram outlines the structure of the transactions contemplated in this prospectus supplement.


-------------                         ------------------
| Qualified |/     (Call Warrants)    |  Bear Stearns  |
|  Private  |-------------------------| Depositor Inc. |
| Investors |\                        | (Depositor and |
-------------                         |    Sponsor)    |
                                      ------------------
                                          |      /|\
                                          |       |
              Underlying Securities       |       |
                (subject to call          |       |    $
                   warrants)              |       |
                                          |       |
                                          |       |
                                         \|/      |
                                   -----------------------                      -------------------
                                   |                     |                     \|                 |
                                   |        TRUCs        |----------------------| [Swap Provider] |
                                   | Series 200[ ] Trust |                     /| [Credit Support |
                                   |  (Issuing Entity)   |/                     |    Provider]    |
                                   |                     |----------------------|                 |
                                   |                     |\                     |                 |
                                   -----------------------                      -------------------
                                     |  /|\       /|\  |
                                     |   |         |   |
                    Class A-[___]    |   |  $      |   |        Class A-[___]
                    Certificates     |   |         |   |  Principal Interest Only
                                     |   |         |   |       Certificates
                                     |   |         |   |    (not offered hereby)
                                    \|/  |         |  \|/
                           -------------------   ---------------------
                           | Bear, Stearns & |   |  Bear Stearns &   |
                           |     Co. Inc.    |   |      Co. Inc.     |
                           |  [Underwriters] |   | (Placement Agent) |
                           -------------------   ---------------------
                                |  /|\                      /|\   |
                                |   |                        |    |               Class A-[___]
                Class A-[___]   |   |                        |    |       Principal Interest Only
                Certificates    |   |  $                  $  |    |            Certificates
                                |   |                        |    |       [(not offered hereby)]
                               \|/  |                        |   \|/
                           -------------                  -------------
                           |   Public  |                  | Qualified |
                           | Investors |                  |  Private  |
                           |           |                  | Investors |
                           -------------                  -------------



                                 RISK FACTORS

                  You should consider the following risk factors, together with the risk factors set forth in the prospectus, in deciding whether to purchase the Class [ ] Certificates.


No due diligence investigation of the Underlying   [Bear, Stearns & Co. Inc. participated in the initial public offering of the
Securities, the Underlying Securities Issuer [or   Underlying Securities and considered certain financial information related to the
the Underlying Securities Guarantor] has been      Underlying Securities Issuer in connection with such offering.  However, in] [In]
made by the Depositor, the Underwriter[s] or the   connection with the present offering, none of the Depositor, the Underwriter[s]
Trustee in connection with the offering of the     or the Trustee
Class [  ] Certificates.
                                                        o    has made, or will make, any due diligence investigation
                                                             of the business, operations or condition, financial or
                                                             otherwise, or creditworthiness of the Underlying
                                                             Securities Issuer [or the Underlying Securities
                                                             Guarantor] or

                                                        o    has verified, or will verify, any reports or information
                                                             filed by the Underlying Securities Issuer [or the Underlying
                                                             Securities Guarantor] with the Securities and Exchange
                                                             Commission or any other comparable U.S. or international
                                                             government agency or otherwise made available to the public.
                                                             It is strongly recommended that prospective investors in the
                                                             Class [  ] Certificates consider and evaluate publicly available financial and other information regarding the Underlying
                                                             Securities Issuer [and the Underlying Securities
                                                             Guarantor]. The issuance of the Certificates should
                                                             not be construed as an endorsement by the Depositor,
                                                             the Underwriter[s] or the Trustee of the financial
                                                             condition or business prospects of the Underlying
                                                             Securities Issuer [or the Underlying Securities
                                                             Guarantor]. See "Description of the Deposited Assets."

The Underlying Securities Issuer [and the          The Class [  ] Certificates do not represent an interest in, or obligation of,
Underlying Securities Guarantor] [is] [are] the    and have not been issued by, the Depositor, the Trustee or any of their
only source[s] of payment for the Class [  ]       affiliates.  The payments made by the Underlying Securities Issuer [or the
Certificates.                                      Underlying Securities Guarantor] on the Underlying Securities are the only source[s] of payment for your Class [ ] Certificates.
                                                   Certificateholders are directly exposed to the credit risk of the Underlying Securities Issuer [and the Underlying Securities
                                                   Guarantor]. None of the Depositor, the Trustee or any of their affiliates has the ability to declare a dividend on or otherwise determine the amount of payments made on the Class [ ]
                                                   Certificates. The Underlying Securities Issuer [and the
                                                   Underlying Securities Guarantor] are subject to laws permitting bankruptcy, moratorium, reorganization and other related
                                                   actions, and financial difficulties experienced by the
                                                   Underlying Securities Issuer [or the Underlying Securities
                                                   Guarantor] could result in delays in payment, partial payment or nonpayment of the Underlying Securities and, in turn, your Class
                                                   [ ] Certificates. In the event of nonpayment on the Underlying
                                                   Securities, you will bear the loss resulting from such
                                                   nonpayment. See "Description of the Certificates."


                                                       S-16


If an Underlying Securities Event of Default       On the first Distribution Date for the Certificates, the Trustee will pay the
occurs on or before the first Distribution Date    Depositor, to the extent available from payments on the Underlying Securities,
for the Certificates, then the Depositor will      an amount equal to interest accrued on the Underlying Securities from [ ] to,
share pro rata with the certificateholders in      but excluding, the Original Issue Date. If the Depositor is not paid such amount
proceeds of the Underlying Securities to           on such date, it will have a claim for such amount. In satisfaction of
the extent of its claim for accrued interest.      that claim, the Depositor will receive its pro rata share, based on the ratio the amount owed to the Depositor bears to all amounts owed on the
                                                   Certificates in respect of accrued interest, of any proceeds from the recovery on the Underlying Securities. See "Description of the Trust Agreement."

You may lose all or a portion of your investment   Upon the occurrence of an Underlying Securities Event of Default, the Trustee,
in the Class [  ] Certificates following the       at the direction of each Certificateholder, will either
occurrence of an Underlying Securities Event of
Default.

                                                        o     distribute in-kind the Underlying Securities related to such
                                                              Certificateholder or

                                                        o     liquidate the Underlying Securities related to such
                                                              Certificateholder (it being understood that if no such direction is given, Certificateholders will be deemed to have elected liquidation.

                                                   [The interests of the holders of the Class [ ] Certificates and
                                                   Class [ ] Certificates in the Underlying Securities or the
                                                   proceeds received by the Issuing Entity in connection with any liquidation of the Underlying Securities will be determined in accordance with a formula which is based on the present value of the amounts due, or to become due, on such Certificates.]
                                                   Because the liquidation proceeds or the value of the Underlying
                                                   Securities, together with any amounts received prior to any such distribution, may be in an amount less than you paid for your
                                                   Certificates, you may lose a portion of your investment in the
                                                   Certificates. See "Description of the Certificates--Collections
                                                   and Distributions."


You may lose all or a portion of your investment   Should the Underlying Issuer [Underlying Securities Guarantor] cease to report
in the Class [  ] Certificates, following the      under the Securities Exchange Act of 1934, the Trustee may be
occurrence of an SEC Reporting Failure.            required to liquidate the Underlying Securities, [or to distribute to any duly electing Certificateholder its proportionate share of the
                                                   Underlying Securities themselves (subject to the requirement that the Underlying Securities be distributed in authorized denominations)]. Any such liquidation of the Underlying
                                                   Securities would result in a final distribution to
                                                   Certificateholders of the net proceeds of such liquidation. In any event, there can be no assurance that, at the time of any such liquidation or distribution, the market price of the
                                                   Underlying Securities will equal the principal amount of the
                                                   Certificates. As a result, you may suffer a loss upon any such occurrence. A failure or termination of reporting by the
                                                   Underlying Issuer may occur as a result of, among other reasons, a merger or acquisition, redemption or delisting of unrelated securities of the Underlying Issuer, or any



                                                       S-17

                                                   guarantors of its obligations, or changes in its corporate structure, a restatement or unavailability of financial
                                                   statements, or other events over which, in each case, the
                                                   Depositor has no control.

A change or withdrawal by any Rating Agency of     At the time of issuance, the Class [ ] Certificates will have its initial rating may reduce the market value of  ratings assigned by [ ] and [ ] equivalent to the ratings of the
the Class [ ] Certificates.                        Underlying Securities, which, as of the date of this prospectus
                                                   supplement were [   ] by [   ] and [   ] by [   ]. It is
                                                   expected that the ratings of the Class [ ] Certificates will change if the ratings of the Underlying Securities change.

                                                   Any rating issued with respect to the Class [ ] Certificates is not a recommendation to purchase, sell or hold a security
                                                   inasmuch as such ratings do not comment on the market price of the Class [ ] Certificates or their suitability for a particular investor. There can be no assurance that the ratings will remain for any given period of time or that the ratings will not be revised or withdrawn entirely by any rating agency if, in its judgment, circumstances (including, without limitation, the rating of the Underlying Securities) so warrant. A revision or withdrawal of any such rating may have an adverse effect on the market price of the Class [ ] Certificates.


                  [Describe risk factors applicable to the specific Underlying Securities and other Deposited Assets and the particular structure of the Certificates being offered, including factors relating to the yield on the Certificates and risks associated with the Deposited Assets (including any material risks as a result of any repurchase option or put and the inclusion in the Deposited Assets of GTCs) and the terms thereof, as described elsewhere herein.]

                  [The Underlying Securities are not guaranteed by the federal government or any agency or instrumentality thereof, other than the issuer of the Underlying Securities.]

                  See "Risk Factors" and "Maturity and Yield Considerations" in the prospectus.

                        FORMATION OF THE ISSUING ENTITY

                  The Issuing Entity will be formed pursuant to the trust agreement (including the [ ] Series 200[ ]-[ ] supplement) between Bear Stearns Depositor Inc. (the "Depositor") and the Trustee (the "Trust Agreement"). At the time of the execution and delivery of the [ ] Series 200[ ]-[ ] supplement, the Depositor will deposit [ %] [floating rate] [specify security] due [ ] of [specify issuer], having an [aggregate principal amount] [aggregate liquidation preference amount] of $[ ] (the "Underlying Securities") in the Issuing Entity.

                  The Underlying Securities have been or will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor). As of [ ], the market price of the Underlying Securities was [ ], which market price was determined [state method of determination]. The Underlying Securities will not be acquired from the Underlying Securities Issuer as part of any distribution by or pursuant to any agreement with such issuer. [Neither the] [The] Underlying Securities Issuer [nor the Underlying Securities Guarantor] [is not] [are] participating in this offering and [neither] will [not] receive any of the proceeds of the sale of the Underlying Securities to the Depositor or the issuance of the Certificates. [Neither the Depositor nor any of its affiliates participated in the initial public offering of the Underlying Securities] [Bear, Stearns & Co. Inc., an underwriter of the Class [ ] Certificates and an affiliate of the Depositor, participated in the initial public offering of the Underlying Securities as a [co-underwriter] [underwriter]].

                  The fiscal year end for the Issuing Entity will be December 31, commencing with December 31, 200[ ].

                  Since the Issuing Entity is a common law trust, it may not be eligible for relief under the federal bankruptcy laws, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts look at various considerations in making this determination, so it is not possible to predict with any certainty whether or not the Issuing Entity would be characterized as a "business trust." Several steps have been taken to minimize the risk of an Issuing Entity bankruptcy. The transfer of the Underlying Securities has been structured so that the Issuing Entity will be the sole owner of the Underlying Securities free and clear of any lien other than the rights of the [name provider of credit support or derivative provider]. In addition, the permissible activities of the Issuing Entity are limited to issuing the Certificates, entering into and performing its obligations under the Trust Agreement, the material terms of which are described in this Prospectus Supplement and the Prospectus under "Description of the Certificates" and "Description of the Trust Agreement."

                                USE OF PROCEEDS

                  The net proceeds received by the Depositor from the sale of the Certificates will be used to purchase the Underlying Securities and to enter into [describe any Other Deposited Assets and/or Credit Support], which will be contributed to the Issuing Entity and will collectively constitute the Deposited Assets.

             AFFILIATIONS, RELATIONSHIPS AND RELATED TRANSACTIONS

                  [There are no affiliations between the Depositor or the Issuing Entity, the Trustee, [or any credit enhancement provider or derivatives counterparty]. There are currently no business relationships, agreements, arrangements, transactions or understandings between (a) the Depositor or the Issuing Entity and (b) any of the parties referred to in the preceding sentence, or any of their respective affiliates, that were entered into outside the normal course of business or that contain terms other than would be obtained in an arm's length transaction with an unrelated third party and that are material to the investor's understanding of the Certificates, or that relate to the Certificates or the Deposited Assets. No such business relationship, agreement, arrangement, transaction or understanding has existed during the past two years.]

                      DESCRIPTION OF THE DEPOSITED ASSETS

General

                  This prospectus supplement sets forth certain relevant terms with respect to the Underlying Securities, but does not provide detailed information with respect to the Underlying Securities Issuer[s] [, [any] [the] Underlying Securities Guarantor] or the Underlying Securities. This prospectus supplement relates only to the Class [ ] Certificates offered hereby. All disclosure contained herein with respect to the Underlying Securities is derived from publicly available documents.

                  [Specify Underlying Securities Issuer's name, organizational form and the general character of its business] [Specify Underlying Securities Guarantor, if any, guarantor's organizational form and the general character of its business.]

                  The Underlying Securities [Issuer] [Guarantor] is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission" or the "SEC") under the Underlying Securities [Issuer's] [Guarantor's] Exchange Act File Number, [ ]. Reports, proxy statements and other information filed by the Underlying Securities [Issuer] [Guarantor] with the Commission pursuant to the informational requirements of the Exchange Act can be inspected and copied, at prescribed rates, at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a database, known as "EDGAR" that can be accessed through the Commission's web site at http://www.sec.gov as well as through certain privately run internet services. The EDGAR database contains reports, proxy statements and other information regarding registrants that file electronically with the Commission. [Such reports, proxy statements and other information can also be inspected at the offices of the [New York] [American] [other] Stock Exchange, on which one or more of the Underlying Securities [Issuer's] [Guarantor's] securities are listed.] [The Underlying Securities [Issuer] [Guarantor] also makes available to the public upon request certain annual financial and other information.]

                  NONE OF THE DEPOSITOR, THE UNDERWRITER[S] OR THE TRUSTEE HAS PARTICIPATED IN THE PREPARATION OF SUCH REPORTING DOCUMENTS, OR MADE ANY DUE DILIGENCE INVESTIGATION WITH RESPECT TO THE INFORMATION PROVIDED THEREIN. No investigation has been made of the financial condition or creditworthiness of the Underlying Securities Issuer [or the Underlying Securities Guarantor] in connection with the issuance of the Class [ ] Certificates. Additionally, events affecting the Underlying Securities, the Underlying Securities Issuer or the Underlying Securities Guarantor may have occurred since the date such documents were made public, which may not yet have been publicly disclosed. Such events could affect the accuracy or completeness of the publicly available documents described above.

                  [The Issuing Entity will have no significant assets other than the Underlying Securities from which to make distributions of amounts due in respect of the Certificates. Consequently, the ability of certificateholders to receive distributions in respect of the Certificates will depend entirely on the Issuing Entity's receipt of payments on the Underlying Securities. Prospective purchasers of the Class [ ] Certificates should consider carefully the financial condition of the Underlying Securities Issuer [and the Underlying Securities Guarantor] and [its] [their] respective abilities to make payments in respect of the Underlying Securities. This prospectus supplement relates only to the Class [ ] Certificates offered hereby. All information contained in this prospectus supplement regarding the Underlying Securities [and] [,] the Underlying Securities Issuer [and the Underlying Securities Guarantor] is derived solely from publicly available documents.]

                  [Provide disclosure required pursuant to Regulation AB, Item 1107(j), if expenses incurred in connection with the selection and acquisition of the pool assets are to be paid from offering proceeds.]

[Use the following where the Underlying Securities consist of a pool of obligations of multiple obligors.]

                  [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of [treasury securities] [and] publicly traded debt securities, trust preferred securities or term preferred stock of

[domestic corporations, limited liability companies, banking organizations and insurance companies] [U.S. government-sponsored entities ("GSEs")] [Government Trust Certificates ("GTCs")]. [The Deposited Assets will consist primarily of the Underlying Securities, which are a pool of publicly issued debt securities. The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Issuing Entity. The Underlying Securities will not be acquired either from the respective obligors on the Underlying Securities or pursuant to any distribution by or agreement with such obligors.

                  The composition of the Underlying Securities pool and the distribution by ratings, remaining term to maturity and interest rate of the Underlying Securities as of the Cut-off Date are as set forth below:

                 Composition of the Underlying Securities Pool
                            as of the Cut-off Date

           Number of Underlying
           Securities:
           Aggregate Principal Balance:                  [$]
           Average Principal Balance:                    [$]
           Largest Balance:                              [$]
           Weighted Average Interest Rate:                 %
           Weighted Average Original
           Term to Maturity:                             Years
           Weighted Average Remaining
           Term to Maturity:                             Years
           Longest Remaining Term to
           Maturity:                                     Years


                    Distribution by Industry Classification
           of the Underlying Securities Pool as of the Cut-off Date


                                                       Percent of
                                           Aggregate   Aggregate
Industry                                   Principal   Principal
Classification             Number           Balance     Balance
--------------             ------           -------     -------
                          ---------       ----------- --------------
Total
                          =========       =========== ===============


                        Distribution by Ratings of the
               Underlying Securities Pool as of the Cut-off Date


                                                       Percent of
                                           Aggregate   Aggregate
                                           Principal   Principal
           Rating          Number           Balance     Balance
           ------          ------           -------     -------
                          ---------       ----------- --------------
Total
                          =========       =========== ===============

                  Distribution by Remaining Term to Maturity of the Underlying Securities Pool as of the Cut-off Date



                                                       Percent of
                                           Aggregate   Aggregate
Remaining Term                             Principal   Principal
 To Maturity               Number           Balance     Balance
--------------             ------           -------     -------
                          ---------       ----------- --------------
Total
                          =========       =========== ===============



                     Distribution by Interest Rate of the
               Underlying Securities Pool as of the Cut-off Date



                                                       Percent of
                                           Aggregate   Aggregate
                                           Principal   Principal
Interest Rate Range        Number           Balance     Balance
-------------------        ------           -------     -------

      % to        %                         [$]               %

Greater than      %        ------           -------   ----------

Total                                       [$]            100%
                           =======          =======   ==========

                  No payment due on any of the Underlying Securities is delinquent as of the Cut-off Date or will be delinquent as of the Closing Date.

                  [The Underlying Securities consist of debt securities of [domestic corporate issuers [specify other]]. [The Underlying Securities consist of debt securities issued or guaranteed by foreign private issuers]. [The Underlying Securities consist of [treasury securities] [debt securities of U.S. government-sponsored entities] [GTCs]. As of the Cut-off Date, [all of] [approximately % of] the Underlying Securities were rated [investment grade] [specify particular rating] by at least one nationally recognized rating agency, and, based on publicly available information, no obligor of any Underlying Security was in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any rating of any of the Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Security or the Certificates, and a rating may not remain for any given period of time or may be lowered or withdrawn entirely by a rating agency in the future. See "Ratings" herein and "Risk Factors--Ratings of the Certificates" in the accompanying prospectus regarding considerations applicable to the ratings of the Certificates.]

                  [With respect to Underlying Securities that consist of debt securities issued or guaranteed by foreign private issuers, provide any pertinent governmental, legal or regulatory or administrative matters and any pertinent tax matters, exchange controls, currency restrictions or other economic, fiscal, monetary or potential factors in the applicable home jurisdiction that could materially affect the Certificates.]

Underlying Securities

                  The Underlying Securities have been issued pursuant to [an] agreement[s] (specify other)) between the [various] [issuer[s] of the Underlying Securities and Underlying Securities [trustee[s]] [fiscal agent[s]] [a certificate of designation].

                  The following summary describes material terms of the Underlying Securities as set forth in the Underlying Securities offering document, but investors should refer to the indenture[s] [fiscal agency agreement[s]]

[certificate[s] of designation] [pooling and servicing agreement[s]] with respect to the Underlying Securities for all the terms governing the Underlying Securities.

                  [The following is a summary of the events of default with respect to the Underlying Securities (each, an "Underlying Security Event of Default")]:

                        o failure to make payments of principal (and premium, if any) and interest to holders of the Underlying Securities when the same shall be due;

                        o material breaches of certain representations, warranties or covenants or failure to observe or perform in any material respect any covenant or agreement continuing for a specified period of time after notice thereof is given to the issuer of the Underlying Securities [or GSE issuer] by [the Underlying Securities trustee or] the holders of not less than a specified percentage of the Underlying Securities;

                        o [failure by the issuer of the Underlying Securities to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer of the Underlying Securities or the acceleration by or on behalf of the holders thereof of such securities;]

                        o certain events of bankruptcy or insolvency relating to the issuer of the [Underlying Securities] [GSE issuer]; and

                        o [describe any additional common events of default with respect to the pool of Underlying Securities].]

                  [As of the Cut-off Date, [all of] [approximately [ ]% of] the Underlying Securities were [subject to [describe any put, call or other conversion or redemption options applicable to the Underlying Securities [and [all of] [approximately [ ]% of] the Underlying Securities were [describe the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured) and describe commonalities with respect to any subordination or security provisions or collateral].]

                  [The [pool of] Underlying Securities, together with any other assets described below and any credit support described under "Description of Credit Support," represent the sole assets of the Issuing Entity that are available to make distributions in respect of the Certificates.]

                  [Use the following with respect to each obligor the Underlying Securities of which represent more than 10% of the total Underlying Securities available to make distributions in respect of the Certificates-only a single obligor is referred to for purposes of this section of the form of prospectus supplement.]

                  The Underlying Securities will be purchased by the Depositor in the secondary market (either directly or through an affiliate of the Depositor) and will be deposited into the Issuing Entity. The Underlying Securities will not be acquired either from [name such obligor] or pursuant to any distribution by or agreement with [name such obligor]. [Describe any put, call or other conversion or redemption options applicable to the Underlying Securities, as well as the nature of the obligation represented by such Underlying Securities (i.e., senior, subordinate, secured)]. As of the Cut-off Date, the foregoing security comprising [ %] of the Underlying Securities was rated [specify investment grade rating] [investment grade] by [specify nationally recognized rating agency or agencies], and, based on publicly available information, the obligor thereon was not in default in the payment of any installments of principal, interest or premium (if any) with respect thereto. Any such rating of such Underlying Securities is not a recommendation to purchase, hold or sell such Underlying Securities or the Certificates, and a rating may not remain for any given period of time or may be lowered or withdrawn entirely by a rating agency in the future. See "Ratings" herein and "Risk Factors-Ratings of the Certificates" in the accompanying prospectus regarding certain considerations applicable to the ratings of the Certificates.

                  [[ ]% by principal balance, as of the Cut-off Date of] [All of] the Deposited Assets of the Issuing Entity will consist of the following Underlying Securities: [ %] [floating rate] [specify security] due [ ] of [specify issuer], having an [aggregate principal amount] [aggregate liquidation preference amount] outstanding as of the Cut-off Date of approximately [$][specify currency].

                  [According to [name such issuer]'s publicly available documents, [name such issuer] is a [identify form of domestic corporation trust banking organization or insurance company] whose principal executive offices are located at [specify address]. The Depositor is not an affiliate of [name such issuer]. [Name such obligor] is subject to the informational requirements of the Exchange Act and in accordance therewith files reports and other information (including financial information) with the SEC. Reports, proxy statements and other information filed by [name such obligor] with the Commission pursuant to the informational requirements of the Exchange Act can be inspected and copied, at prescribed rates, at the public reference facilities maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549. The Commission maintains a database, known as "EDGAR" that can be accessed through the Commission's web site at http://www.sec.gov as well as through certain privately run internet services. The EDGAR database contains reports, proxy statements and other information regarding registrants that file electronically with the Commission. [Such reports, proxy statements and other information can also be inspected at the offices of the [New York] [American] [other] Stock Exchange, on which one or more of [name such obligor]'s securities are listed.] [[Name such obligor] also makes available to the public upon request certain annual financial and other information.]

[The Federal National Mortgage Association] [The Federal Home Loan Mortgage Corporation] [The Student Loan Marketing Association] [The Resolution Funding Corporation] [The Federal Home Loan Banks] [Tennessee Valley Authority] [Federal Farm Credit Banks] [Specify other GSE issuer]

                  [Describe GSE issuer or pool of various GSE issuers.]

[Government Trust Certificates]

                  [Describe GTCs and any guaranty.]

                  The Issuing Entity will have no other significant assets [other than any credit support or those assets referred to below] from which to make distributions of amounts due in respect of the Certificates. Consequently, the ability of certificateholders to receive distributions in respect of the Certificates will depend [almost] entirely on the Issuing Entity's receipt of payments on the foregoing Underlying Securities from [name such obligor]. Prospective purchasers of the Certificates should consider carefully [name such obligor]'s financial condition and its ability to make payments in respect of such Underlying Securities. This prospectus supplement relates only to the Class [ ] Certificates being offered hereby. All information contained in this prospectus supplement regarding [name such obligor] is derived from the publicly available documents described in the preceding paragraph. Neither the Depositor nor [any of] the Underwriter[s] has participated in the preparation of such documents.

                  [The Deposited Assets will also include [direct obligations of the United States of America] [describe any assets which are ancillary or incidental to the Underlying Securities, including hedging contracts such as puts, calls, interest rate swaps, currency swaps, floors, caps and collars, and any cash or other security pledged to support the Underlying Securities] (such assets, together with the Underlying Securities, the "Deposited Assets").]

[The Swap Agreement

                  [The Issuing Entity has entered into a [interest rate swap] [interest rate cap] [interest rate floor transaction] [interest rate collar]
[currency swap] with [       ] (the "Swap Agreement"). The following section
describes, in summary, the material terms of the Swap Agreement.

                  [Add language describing the operation and material terms of the swap agreement, including the method of calculation of payments by the swap counterparty and the timing of those payments; the applicable provisions of the swap agreement relating to modification and amendment, events of default, swap agreement termination events, early termination and termination payments, if any, owing by the trust or to the trust; and any material provisions regarding substitution of the swap agreement.]

                  [     ], the swap counterparty, is organized as a [      ]
under the laws of [      ]. [Add language describing the general character of
the business of the swap counterparty.] The long-term credit rating assigned to the swap counterparty by Moody's is currently "[ ]" and by Standard & Poor's is "[ ]."

                  The sponsor has determined that the significance percentage for the Swap Agreement is [ ]%. The significance percentage of the Swap Agreement is the percentage equivalent of (i) the amount of a reasonable good-faith estimate of maximum probable exposure divided by (ii) the aggregate principal balance of the [Underlying Securities] [Class [ ] Certificates]. [Add appropriate financial disclosure as contemplated in Item 1115 of Regulation AB if the significance percentage is 10% or more.]]



                        [DESCRIPTION OF CREDIT SUPPORT]

                  For the benefit [solely] of the [Offered] [Class [ ] Certificates [and the Class [ ] Certificates]], credit support will be obtained [and will constitute part of the Issuing Entity to the extent provided below] to support or ensure the [servicing and] [timely] [ultimate] distribution of amounts due with respect to the Deposited Assets, in the form and amount described below.

[The Letter of Credit

                  Simultaneously with the Depositor's assignment of the
Deposited Assets to the Issuing Entity, the Depositor will obtain a letter of
credit from [     ] in favor of the Trustee on behalf of the certificateholders.
A copy of the letter of credit will be filed with the SEC on or after the date of issuance of the Certificates.

                  The letter of credit will be irrevocable and will [support the [timely] [ultimate] remittance of amounts due with respect to the Deposited Assets]. [The maximum amount that the Trustee may draw under the letter of credit will initially be equal to [ ]. The initial amount of the letter of credit will be $[ ]. Thereafter, the amount of the letter of credit with respect to any Distribution Date will equal [the lesser of (i) [ ]% of the aggregate Certificate Principal Balance outstanding on the preceding Distribution Date (after giving effect to any payment of principal made on such preceding Distribution Date) but in any event not less than $[ ], and
(ii)] the amount of the letter of credit on the preceding Distribution Date, plus [(a) reimbursement of certain advances under the letter of credit and (b) recoveries on defaulted Deposited Assets] [describe other methods]. The letter of credit expires on [ ], 20[ ]. The Trustee will be obligated, in the event of a drawing on the letter of credit, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the letter of credit bank to the extent of any amounts owing, in the manner and priority specified herein.]

                  [Add language regarding the letter of credit bank with respect to its organizational form, the general character of its business, its debt ratings, any regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and an address for further information concerning the letter of credit bank. In addition, if the letter of credit bank is liable or contingently liable to provide payments representing 10% or more of the cash flow supporting any class of Certificates, add appropriate financial disclosure as contemplated in Item 1114 of Regulation AB.]]

[The Surety Bond

                  Simultaneously with the Depositor's assignment of the Deposited Assets to the Issuing Entity, the Depositor will obtain a surety
bond from [    ] in favor of the Trustee on behalf of the certificateholders. A copy of the surety bond will be filed with the SEC on or after the date of the issuance of the Certificates.

                  The surety bond will guaranty [timely] [ultimate] distributions of the principal of and premium (if any) and interest with respect to the [Offered] [Class [ ]] Certificates. The surety bond expires on [ ], 20[ ]. The

Trustee will be obligated, in the event of a drawing on the surety bond, to pursue appropriate remedies against the Deposited Assets and other collateral, and any realization thereon shall be paid to the surety to the extent of any amounts owing, in the manner and priority specified herein.

                  [Add language regarding the issuer of the surety bond with respect to its organizational form, the general character of its business, its debt ratings, activities it engages in, any regulatory authorities having jurisdiction over it and the nature of such regulation, a narrative description of its assets, liabilities (including deposits) and equity, and an address for further information concerning the issuer of the surety bond. In addition, if the issuer of the surety bond is liable or contingently liable to provide payments representing 10% or more of the cash flow supporting any class of Certificates, add appropriate financial disclosure as contemplated in
Item 1114 of Regulation AB.]]

[Reserve Account

                  The Depositor will deposit with the Trustee on the Closing Date cash, letters of credit and short-term investments acceptable to the Rating Agency initially rating the Certificates in the amount of $[ ]. [Collections with respect to the Deposited Assets not distributed with respect to the Certificates shall be deposited in the Reserve Account.] Amounts deposited in the Reserve Account will be used by the Trustee to make payments of principal of and premium (if any) and interest on the Certificates to the extent that funds are not otherwise available. Immediately after any Distribution Date, amounts in the Reserve Account in excess of [indicate formula] [may be paid to the Depositor].]

                        DESCRIPTION OF THE CERTIFICATES

General

                  The Certificates will consist of [ ] classes of Certificates, designated as Class [ ] [,] [and] Class [ ] [and Class [ ]] Certificates. The Certificates will be denominated and distributions on them will be payable in the Specified Currency. The Certificates represent in the aggregate the entire beneficial ownership interest in the Issuing Entity. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [notional amount] of $[ ] (approximate) and a [ ]% [variable] interest rate. The Class [ ] Certificates have in the aggregate an initial [Certificate Principal Balance] [notional amount] of $[ ] (approximate) and a [ ]% [variable] interest rate. [The Class [ ] Certificates have in the aggregate an initial [certificate principal balance] [notional amount] of $[ ] (approximate) and a [ ]% [variable] interest rate.] [The Class [ ] Certificates, which are not being offered hereby, will be transferred by the Depositor to an affiliate on the Closing Date, and may be sold at any time by the Depositor in accordance with the terms of the Trust agreement.] The property of the Issuing Entity will consist of (i) the Underlying Securities [and] [,] (ii) all payments on or collections in respect of the Underlying Securities received on or after the Original Issue Date and until, with respect to any portion of the Underlying Securities as to which the Call Warrants are exercised, the date of such exercise or, if the Call Warrants are not exercised, the final maturity date of the Underlying Securities, (iii) all proceeds of any exercise of the Call Warrants [and (iv) [describe any other property of the Issuing Entity]]. The property of the Issuing Entity will be held for the benefit of the holders of the Certificates by the Trustee.

                  The Certificates [(other than the Class [ ] Certificates [and specify others] (the "Definitive Classes"))] will be issued, maintained and transferred on the book-entry records of DTC and its Participants in minimum denominations of $[ ] and [integral multiples thereof] [multiples of [$ ] in excess thereof]. [The Class [ ] Certificates [and specify any others] will be offered in registered, certificated form, in minimum percentage interests corresponding to the initial notional amounts or certificate principal balances, as applicable, of $[ ] and integral multiples thereof, except that one certificate of each such class may be issued with an initial notional amount or certificate principal balance, as applicable, equal to an integral multiple of $[ ] plus the excess of the initial aggregate notional amount or certificate principal balance, as applicable, of such class over the greatest integral multiple of $[ ] that is not more than such initial aggregate notional amount or certificate principal balance, as applicable.]

                  The Certificates [(other than the definitive classes of Certificates)] will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Depositor, the "Clearing Agency"), except as provided below. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. No holder of any such Certificate will be entitled to receive a certificate representing such person's interest, except as set forth below under "-Definitive Certificates." Unless and until definitive certificates are issued under the limited circumstances described herein, all references to actions by certificateholders with respect to any such certificates shall refer to actions taken by DTC upon instructions from its participants. See "--Definitive Certificates" below and "Description of the Certificates--Global Securities" in the prospectus.

                  Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a certificateholder under the Trust Agreement only at the direction of one or more participants to whose DTC account such Class [ ] Certificates are credited. Additionally, DTC will take such actions with respect to specified Voting Rights only at the direction and on behalf of participants whose holdings of such Class [ ] Certificates evidence such specified Voting Rights. DTC may take conflicting actions with respect to Voting Rights, to the extent that participants whose holdings of Class [ ] Certificates evidence such Voting Rights, authorize divergent action.

Definitive Certificates

                  Definitive Certificates will be issued to Certificate owners or their nominees, respectively, rather than to DTC or its nominee, only if
(i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as Clearing Agency with respect to each class of Certificates [(other than the definitive classes)] and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate use of the book-entry system through DTC.

                  Upon the occurrence of any event described in the immediately preceding paragraph, the Trustee is required to notify all participants of the availability through DTC of definitive Certificates. Upon surrender by DTC of the definitive Certificates representing the Certificates [(other than the definitive classes of Certificates)] and receipt of instructions for re-registration, the Trustee will reissue such Certificates as definitive Certificates issued in the respective principal amounts owned by the individual owners of the Certificates. Thereafter the Trustee will recognize the holders of the definitive Certificates as certificateholders under the Trust Agreement.

Collections and Distributions

                  Except as otherwise provided herein, collections on the Underlying Securities that are received by the Trustee for a given Interest Accrual Period and deposited from time to time into the Certificate Account will be applied by the Trustee on each applicable Distribution Date, solely to the extent of Available Funds (as defined below) on such Distribution Date as follows:

                  o The interest portion of Available Funds will be paid in the following order of priority:

                        o first, to the Trustee, for [the payment of Ordinary Trustee Fees and] the reimbursement for any Extraordinary Trust Expenses incurred by the Trustee pursuant to the instructions of all of the certificateholders; and

                        o second, to the holders of the Class [ ] Certificates [ and the holders of the Class [ ] Certificates], [unpaid interest at the rate of [ ]% accrued thereon] [interest accrued and unpaid on each such class, pro rata in proportion to their entitlements thereto].

                  o The principal portion of Available Funds will be paid in the following order of priority:

                        o first, to the Trustee, for the reimbursement for any remaining Extraordinary Trust Expenses incurred by the Trustee pursuant to the instructions of all the certificateholders; and

                        o second, to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates], the remaining principal portion of Available Funds [pro rata in the proportion that the outstanding principal balance of the Class [ ] Certificates bears to the outstanding principal balance of the Class [ ] Certificates].

                  Notwithstanding the foregoing,

                  o upon the exercise of Call Warrants, funds received by the Trustee in connection with such exercise will be allocated in the manner described below under "--Call Warrants; Redemption Upon Exercise of the Call Warrants;"

                  o if the Call Warrants are not exercised, Available Funds received by the Trustee in connection with a redemption, prepayment or liquidation of the Underlying Securities, in whole or in part, due to the occurrence of an Underlying Securities Event of Default will be allocated in the manner described below under "--Default on Underlying Securities;"

                  o if the Call Warrants are not exercised, funds received by the Trustee in connection with a liquidation of the Underlying Securities following the occurrence of an SEC Reporting Failure will be allocated in the manner described below under "--SEC Reporting Failure;" and

                  o in the event the Underlying Securities are redeemed, prepaid or liquidated in whole or in part for any reason other than due to the exercise of Call Warrants, the occurrence of an Underlying Securities Event of Default or an SEC Reporting Failure or their maturity, Available Funds will be allocated in the following order of priority: [(1) to the Trustee, as reimbursement for [the payment of Ordinary Trustee Fees and] any remaining Extraordinary Trust Expenses incurred by the Trustee in accordance with the Trust Agreement pursuant to the instructions of not less than [100]% of the certificateholders, (2) to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates], an amount equal to any accrued and unpaid interest thereon [pro rata in proportion to their entitlements thereto], (3) to the holders of the Class [ ] Certificates [and the holders of the Class [ ] Certificates, pro rata in proportion to their original certificate principal balances], (4) to the Trustee, as reasonable compensation for services rendered to the Depositor, any remainder up to $1,000, and (5) to the holders of the Class [ ] Certificates and Class [ ] Certificates, any amount remaining after the distributions in the preceding clauses (1) through (4), [pro rata in proportion to their original certificate principal balances] [in accordance with the ratio of the Class [ ] Allocation to the Class [ ] Allocation (each as defined below)]].

                  In addition, any amounts received by the Trustee with respect to the Underlying Securities (i) that do not constitute principal, premium, if any, or interest on the Underlying Securities, (ii) that are not received in connection with a tender offer, redemption, prepayment or liquidation of, the Underlying Securities and (iii) for which allocation by the Trustee is not otherwise contemplated herein, shall be remitted by the Trustee to the holders of the Certificates [pro rata in proportion to their original certificate principal balances] [in accordance with the ratio of the Class [ ] Allocation to the Class [ ] Allocation].

                  Collections received from the Deposited Assets and any applicable credit support relating to the Certificates over a specified period may not be sufficient, after payment of all Allowable Expense Amounts [and payment of all amounts required to be paid to the Credit Support Providers] for such period, to make all required distributions to the certificateholders of the Certificates. There can be no assurance that collections received from the Underlying Securities over a specified period will be sufficient to make all required distributions to the certificateholders. To the extent Available Funds are insufficient to make any such distribution due to the certificateholders, any shortfall will be carried over and will be distributable on the next Distribution Date on which sufficient funds exist to pay such shortfalls. All payments received by the Trustee on or in respect of the Deposited Assets will be paid to the certificateholders (other than any portion of such payments used to pay (i) accrued interest on the Underlying Securities prior to the Closing Date, as described under "Description of the Trust Agreement--

General" and (ii) for the payment of [Ordinary Trustee Fees and] Extraordinary Trust Expenses approved by 100% of the certificateholders). Fees and expenses of the Issuing Entity will not be payable out of payments received by the Trustee on or in respect of the Deposited Assets.

                  For purposes hereof, the following terms have the following meanings:

                  ["Allowable Expense Amount" means, for any given Collection Period, the sum of (x) $[ ] and (y) amounts in respect of the Allowable Expense Amount from the preceding Collection Period that have not been applied on the Distribution Date for such preceding Collection Period.]

                  "Available Funds" for any Distribution Date means the sum of
         (a) all amounts received by the Issuing Entity [on or with respect to the Deposited Assets (including investment income on Eligible Investments) received] [from the swap counterparty pursuant to the swap agreement] from but excluding the previous Distribution Date (or, if none, from the Closing Date) to and including such Distribution Date[,] [and] (b) amounts available as of such Distribution Date pursuant to the credit support described herein [,] [and (c) any additional amount that [the Depositor] may remit to the Trustee from time to time according to the terms of the Trust agreement for application as Available Funds] [and (d) [describe any other source of Available Funds].

                  ["Class [ ] Allocation" means the sum of the present values (discounted at the rate of [ ]% per annum) of (i) any unpaid interest due or to become due on the Class [ ] Certificates and (ii) the outstanding principal amount of the Certificates (in each case assuming that the Class [ ] Certificates were paid when due and were not redeemed prior to their stated maturity).]

                  ["Class [ ] Allocation" means the present value (discounted at the rate of [ ]% per annum) of any unpaid amounts due or to become due on the outstanding notional amount of the Class [ ] Certificates (assuming that the Class [ ] Certificates were paid when due and were not redeemed prior to their stated maturity).]

                  ["Call Premium Percentage" for any given Distribution Date means [a fixed percentage] [a percentage that varies depending on [describe basis for variable formula, such as the applicable date or other factors or indices]].

                  ["Eligible Investments" means, with respect to the Certificates, those investments acceptable to the Rating Agency as being consistent with the rating of such Certificates, as specified in the Trust Agreement. Generally, Eligible Investments must be limited to obligations or securities that mature not later than the business day prior to the next succeeding Distribution Date.]

                  ["Required Interest" for the Certificates or any class thereof on any given Distribution Date means the accrued and unpaid interest on the outstanding certificate principal balance [or notional amount] of such Certificates, computed at the applicable interest rate.]

                  ["Required Premium" for the Certificates or any class thereof for any Distribution Date means an amount equal to the product of (a) the Required Principal for such Certificates on such Distribution Date and (b) the Call Premium Percentage for such Distribution Date.]

                  ["Required Principal" for the Certificates or any class thereof for any Distribution Date means the amount received on the Deposited Assets attributable to principal payments thereon during the related Collection Period, to the extent allocable to such Certificates. The certificate principal balance of a Certificate outstanding at any time represents the maximum amount that the holder thereof is entitled to receive as distributions allocable to principal from the cash flow on the Underlying Securities, the other assets in the Issuing Entity and any credit support obtained for the benefit of such holder. The certificate principal balance of any class of Certificates [(other than the Class [ ] Certificates)] as of any date of determination is equal to the initial certificate principal balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the certificate principal balance deemed to have occurred in connection with allocations of (i) Realized Losses allocable to principal on the Deposited Assets and (ii) Extraordinary Trust Expenses, as described herein. [The notional amount of the Class [ ] Certificates as of any date of determination is equal to [specify amount].] [Holders of the Class [ ] Certificates are not entitled to receive any distributions allocable to principal.]]

                  ["Ordinary Trustee Fees" for each Distribution Date on which payments allocable to interest are received by the Issuing Entity, the Trustee will designate as ordinary trustee fees an amount equal to the product of (i) the aggregate principal balance of the outstanding Certificates on the record date and (ii) [ ]% per annum.] [On each Distribution Date on which payments allocable to interest are received by the Issuing Entity, the Trustee will receive $[ ] as ordinary trustee fees ("Ordinary Trustee Fees").]

                  If the Trustee has not received payment on the Underlying Securities on or prior to a Distribution Date, such distribution will be made upon receipt of payment on the Underlying Securities. No additional amounts will accrue on the Certificates or be owed to certificateholders as a result of any such delay; provided, however, that any additional interest owed and paid by the Underlying Securities Issuer as a result of such delay shall be paid to the certificateholders to the extent accrued on such overdue payment at the rate stated above and to the extent such additional interest has been distributed by the Underlying Securities Issuer. In the event of a default on the Underlying Securities, [Ordinary Trustee Fees and] approved Extraordinary Trust Expenses (See "Description of the Trust Agreement--The Trustee") of the Trustee may be reimbursed out of Available Funds before any distributions to certificateholders are made.

                  [Notwithstanding the priorities described above, holders of the Class [ ] Certificate and the Class [ ] Certificate will be entitled to receive on any Distribution Date 100% of all principal collections received in the related Collection Period with respect to the Deposited Assets, to be distributed [on a pro rata basis] in reduction of the certificate principal balance of the Class [ ] Certificate and the Class [ ] Certificate, if any of the following conditions shall be satisfied: [describe conditions, if any, by which a certain class is given 100% of the principal cash flow other than pursuant to subordination that is in effect from the Closing Date].]

Fees and Expenses

                  As described under "--Collection and Distributions," above, funds collected on the Underlying Securities that are available for distribution to Certificateholders will be net of the [trustee fee], [list any other fees or expenses to be paid or payable from cash flows on the Underlying Securities]. On each Distribution Date, the Trustee, [list any others receiving payment of fees or expenses,] will be entitled to their fees and expenses prior to the Certificateholders receiving any distributions. The following table identifies the amount or method of determination for each fee or expense that will be paid on each Distribution Date from collections on the Underlying Securities:]

                  Fee or Expense                   Amount
                  ---------------------------      ---------------------------

                  Trustee Fee(1)                   [$_______] per Collection
                                                   Period

                  [List others and purpose]        [amount or method of
                                                   determination]

----------------
[(1) The [fiscal] [paying] [administrative] agent will receive as compensation for its services a portion of the trustee fee which will be remitted to it by
the Trustee in an amount equal to [$          ] per Collection Period.]

Allocation of Losses; Subordination [specify if applicable]

                  [The subordination described herein provided by the Class [ ] Certificates [and the Class [ ] Certificates] is designed to protect holders of the remaining classes of Certificates from certain losses and other shortfalls with respect to the Deposited Assets. As a result, losses and other shortfalls with respect to the Deposited Assets will be borne by the remaining classes of Certificates, to the extent described below, only if such losses and other shortfalls are not so covered, or the coverage in respect thereof has been exhausted.]

                  [Realized Losses and Extraordinary Trust Expenses will be allocated on any Distribution Date as follows: [describe allocation among the various classes].]

                  [An "Extraordinary Trust Expense" is an expense of a given trust in excess of the Allowable Expense Amount, including certain reimbursements to the Depositor described in the prospectus under "Description of the Trust Agreement--Certain Matters Regarding the Administrative Agent and the Depositor"] and certain reimbursements to the Trustee described under "Description of the Trust Agreement--The Trustee" herein.]

[Restrictions on Transfer of the Class [  ] Certificates

                  Because the Class [ ] Certificates are subordinate to the Class [ ] Certificates and the Class [ ] Certificates to the extent set forth herein, the Class [ ] Certificates may not be purchased by or transferred to a Plan except upon the delivery of an opinion of counsel as described herein. See "ERISA Considerations."]

[Call Warrants; Redemption Upon Exercise of the Call Warrants

         The Underlying Securities will be acquired by the Issuing Entity subject to warrants entitling the holders thereof to purchase the Underlying Securities from the Issuing Entity, in whole or in part, at a specified call price (the "Call Warrants"). On any business day that any holder of Call Warrants designates as a "Call Date" occurring on or after [ ] or prior thereto on any business day (i) following an announcement by the Underlying Securities Issuer of any redemption, prepayment or unscheduled payment of principal on the Underlying Securities (but on or before the date any such redemption, prepayment or unscheduled payment is made), (ii) following notification from the Trustee to the certificateholders of the occurrence of an Underlying Securities Event of Default or an SEC Reporting Failure (but on or before the date of any proposed sale in connection therewith) or (iii) during the period following an announcement by the Underlying Securities Issuer or an affiliate thereof of any proposed tender offer for some or all of the Underlying Securities (but on or before the date such tender offer expires or is consummated), the Call Warrant holder may at its sole discretion exercise its option to call Underlying Securities in minimum principal amounts of $[ ], together with accrued interest at the Underlying Securities Rate to the Call Date. Any such call will result in a corresponding amount of the (i) Class [ ] Certificates being redeemed at 100% of their certificate principal amount (or at 100% of their certificate principal amount plus a premium of $[ ] per $[ ] of principal paid if exercised prior to [ ])) plus any accrued and unpaid interest at the Class [ ] interest rate to the Call Date, and (ii) Class [ ] Certificates being redeemed at 100% of their certificate principal amount, provided that the exercising Call Warrant holder pays the call price to the Trustee on or prior to such Call Date. In the event that less than all of the Call Warrants are exercised at any time, the Trustee or DTC will select [the Class A-1 Certificates and Class A-2 Certificates to be redeemed by lot from among all of the Class A-1 Certificates and Class A-2 Certificates, respectively, then outstanding] [first, the Class A-1 Certificates to be redeemed by lot from among all of the Class A-1 Certificates then outstanding and, second, if the aggregate principal amount of Underlying Securities called exceeds the aggregate principal balance of the Class A-1 Certificates outstanding as of the Call Date, the Class A-2 Certificates to be redeemed by lot from among all of the Class A-2 Certificates then outstanding] [a pro rata amount of Class A-1 and Class A-2 Certificates to be redeemed].

         The Call Warrants are not being offered by this Prospectus Supplement. The Call Warrants will be held by one or more investors who are represented to be "qualified institutional buyers" (as defined in Rule 144A under the Securities Act) in accordance with applicable law. A Call Warrant holder will be required to give the Trustee notice of its intention to exercise the Call Warrant not more than 30 nor less than 5 days prior to the designated Call Date, unless otherwise agreed by the Trustee.]

Default on Underlying Securities

                  If an Underlying Securities Event of Default actually known to the Trustee occurs, the Trustee will promptly give notice to DTC or, for any Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates thereof. Such notice will set forth (i) the identity of the issuer of Underlying Securities, (ii) the date and nature of such Underlying Securities Event of Default, (iii) the amount of interest or principal in default, (iv) the Certificates affected by the Underlying Securities Event of Default and (v) any other information which the Trustee may deem appropriate.

                  Within 30 days after giving notice of an Underlying Securities Event of Default, the Trustee, at the direction of each Certificateholder, will either (i) distribute in-kind the Underlying Securities related to such Certificateholder or (ii) liquidate the Underlying Securities related to such Certificateholder (it being understood that if no such direction is given, Certificateholders will be deemed to have elected option (ii) above). Certificateholders may, as a result of the minimum denominations of the Underlying Securities, be unable to receive an in-kind distribution of Underlying Securities and will receive liquidation proceeds in lieu of a distribution in-kind. The interests of the holders of the Class [ ] Certificates and the Class [ ] Certificates in any Underlying Securities so distributed or liquidated will be determined in accordance with the ratio of the Class [ ] Allocation to the Class [ ] Allocation.

                  If the Trustee receives money or other property in respect of the Underlying Securities (other than a scheduled payment on or with respect to an Underlying Securities Payment Date) as a result of an Underlying Securities Event of Default (including from the sale thereof), the Trustee will promptly give notice as provided in the Trust Agreement to DTC, or for any Certificates which are not then held by DTC or any other depository, directly to the registered holders of the Certificates then outstanding and unpaid. Such notice will state that the Trustee will distribute such money or other property, in the case of money, not later than two business days after its receipt and, in the case of other property, not later than 30 days after its receipt, in each case as described under "--Collections and Distributions" above (after deducting the costs incurred in connection therewith).

                  Interest and principal payments on the Underlying Securities are payable solely by the Underlying Securities Issuer. The Underlying Securities Issuer is subject to laws permitting bankruptcy, liquidation, moratorium, reorganization or other actions which, in the event of financial difficulties of the Underlying Securities Issuer, could result in delays in payment, partial payment or non-payment of the Certificates relating to the Underlying Securities.

SEC Reporting Failure

                  If the Depositor receives notice that the Underlying Securities [Issuer] [Guarantor] [of Underlying Securities representing 10% or more of the aggregate principal amount of the Underlying Securities] is not filing current or periodic reports under the Exchange Act, and as a result the Issuing Entity is unable to comply with its reporting obligations under the Exchange Act (an "SEC Reporting Failure") [the call warrants will immediately become exercisable as described above under "--Call Warrants; Redemption Upon Exercise of the Call Warrants"] [the Depositor shall instruct the Trustee to liquidate the Issuing Entity and sell the Underlying Securities in which case the proceeds of such sale will be allocated to Certificateholders in the order of priority set forth above under "--Collections and Distributions"] [the Depositor will proceed to (i) apply to the SEC and the [New York] [American] Stock Exchange to withdraw the Certificates from listing and registration on the [New York] [American] Stock Exchange and (ii) following and subject to prior approval of such application, file with the SEC a certification on Form 15 (or any applicable successor form) suspending the reporting obligations of the Depositor under Section 15(d) of the Exchange Act with respect to the Certificates, if the Depositor determines in its reasonable, good faith discretion that the Depositor meets the requirements for a filing of such form with respect to the Certificates under Rule 12h-3 of the Exchange Act.]

                  [If the Depositor is unable, after using commercially reasonable efforts, to withdraw the Certificates from listing on the [New York] [American] Stock Exchange and terminate its reporting obligations in relation to the Certificates on or prior to the date on which the Depositor has determined (in its reasonable, good faith discretion) that it would be in violation of its reporting obligations under the Exchange Act absent a termination of the Issuing Entity, then the Depositor will instruct the Trustee to liquidate the Issuing Entity and sell the Underlying Securities in which case the proceeds of such sale will be allocated to Certificateholders in the order of priority set forth above under "--Collections and Distributions". However, prior to any such termination, a notice will be sent to Certificateholders in which each Certificateholder may direct the Trustee to either (i) distribute in-kind a principal amount of Underlying Securities equal to its interest in the Underlying Securities or (ii) liquidate its interest in the Underlying Securities and distribute any liquidation proceeds to such Certificateholder. If any Certificateholder does not respond to such notice, it will be deemed to have elected the option described in clause (ii) of the preceding sentence. Certificateholders may, as a result of the minimum denominations of the Underlying Securities, be unable to receive an in-kind distribution of Underlying Securities and will receive liquidation proceeds in lieu of a distribution in-kind. The interests of the holders of the Class [ ] Certificates and the Class [ ]

Certificates in any Underlying Securities so liquidated or distributed will be determined, after reimbursement of the Trustee for [the payment of Ordinary Trustee Fees and] any Extraordinary Trust Expenses incurred by the Trustee in accordance with the Trust Agreement pursuant to instructions of not less than 100% of the certificateholders, in accordance with the ratio of the Class [ ] Allocation to the Class [ ] Allocation.]

                  [If the Depositor succeeds in withdrawing the Certificates from listing on the [New York] [American] Stock Exchange and terminating its reporting obligations in relation to the Certificates on or prior to the date on which the Depositor has determined that it would be in violation of its reporting obligations under the Exchange Act with respect to the Certificates, the Certificates will remain outstanding but will no longer be listed on any exchange and the Issuing Entity will no longer file reports under the Exchange Act.]

                      DESCRIPTION OF THE TRUST AGREEMENT

General

                  The Certificates will be issued pursuant to the Trust Agreement, a form of which is filed as an exhibit to the registration statement. A current report relating to the Certificates containing a copy of the Trust Agreement as executed will be filed by the Depositor with the SEC following the issuance and sale of the Certificates. The Trust Agreement is governed by the laws of the State of New York. The following is a discussion of the material provisions of the Trust Agreement. The assets of the Trust created under the Trust Agreement (including the [ ] Series 200[ ]-[ ] supplement) will consist of:

                        o     the Deposited Assets;

                        o all collections or payments received in respect of the Deposited Assets due after the [ ], together with any proceeds thereof[,]; [and]

                        o [any credit support in respect of any class or classes of Certificates]; [and]

                        o [the rights of the Depositor under the purchase agreement between the Depositor and the Seller].

                  On the Distribution Date occurring in [   ], the Trustee will
cause the Issuing Entity to pay the Depositor, to the extent such is available from the Underlying Securities, an amount equal to interest accrued on the
Underlying Securities from [   ] to, but excluding, the Original Issue Date. If
the Depositor is not paid such amount on such date, it will have a claim for such amount. In satisfaction of that claim, the Depositor will receive its pro rata share, based on the ratio the amount owed the Depositor bears to all amounts owed on the Certificates in respect of accrued interest, of any proceeds from the recovery on the Underlying Securities.

                  [In addition, the holders of the Certificates may also have the benefit of certain credit support discussed above. See "Description of Credit Support."] Reference is made to the prospectus for important information in addition to that set forth herein regarding the Issuing Entity, the terms and conditions of the Trust Agreement and the Certificates.

The Trustee

                  [    ], a [    ] [corporation] [association] [other], will
act as Trustee for the Certificates and the Issuing Entity pursuant to the Trust
Agreement. The Trustee's offices are located at [   ] and its telephone number
is [   ].

                  The Trustee will be the person responsible for making allocations or distributions to the certificateholders. Because of these responsibilities, the Trustee will be regarded as the "servicer" of the Issuing Entity for purposes of Section 1101(j) of the SEC's Regulation AB. [Provide disclosure describing the Trustee's relevant experience, duties and responsibilities, and any other material disclosure under Item 1108 and 1109 of Regulation AB.]

                  Pursuant to the Trust Agreement, the Trustee will receive [an amount equal to the Ordinary Trustee Fees on each Distribution Date out of the interest collections available for payment thereof][compensation at the rate set forth in the Trust Agreement]. [The Trustee will be entitled to payment of its fees by the Depositor pursuant to a separate agreement with the Depositor, and will not have any claim against the Issuing Entity with respect thereto.]

                  Under the terms of the Trust Agreement, the Trustee's powers under the Trust Agreement are limited to the following: (i) to issue the Certificates; (ii) to establish and maintain the accounts for making payments in relation to the Certificate; (iii) to accept delivery of the Underlying Securities; (iv) to sell the Underlying Securities through the selling agent in connection with a required liquidation of Trust property; (v) to make certain specified and temporary permitted investments of Trust monies; (vi) to liquidate the Issuing Entity in the circumstances specified in the Trust Agreement; (vii) to deliver certain reports and compliance statements in relation to the Issuing Entity; and (viii) to take actions and make determinations in accordance with the terms of the Trust Agreement which are ancillary to the foregoing. The Trust Agreement restricts the Issuing Entity from engaging in any business or activities other than the foregoing, and the Issuing Entity has no power to issue additional securities, invest in additional securities, to borrow money or to make loans.

                  The Trust Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Depositor and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Trust Agreement or the Certificates or the performance of the Trustee's duties under the Trust Agreement, other than any loss, liability or expense (i) that constitutes a specific liability of the Trustee under the Trust Agreement or (ii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Trust Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Trust Agreement.

Events of Default

                  An event of default (an "event of default") with respect to [the] [any class of] Certificates under the Trust Agreement will consist of:

                        o [a default in the payment of any interest on any Underlying Security after the same becomes due and payable (subject to any applicable grace period);

                        o a default in the payment of the principal of or any installment of principal of any Underlying Security when the same becomes due and payable; and

                        o any other event specified as an "Event of Default" in the [Indenture] [Underlying Securities Issuance Agreement.]

                  [Describe remedies available to certificateholders upon the occurrence and continuance of an event of default, including, as applicable, directing the Trustee to vote the Underlying Securities in favor of declaring the principal balance of and any accrued interest on the Outstanding Debt Securities to be immediately due and payable].

                  The Trust Agreement will provide that, within 30 days after the occurrence of an event of default in respect of the Certificates [ of any class], the Trustee will give to the holders of such Certificates notice, transmitted by mail, of all such uncured or unwaived events of default known to it. However, except in the case of an event of default relating to the payment of principal of [or premium, if any,] or interest on any of the Underlying Securities, the Trustee will be protected in withholding such notice if in good faith it determines that the withholding of such notice is in the interest of the holders of the Certificates [of such class].

                  No holder of any Certificate will have the right to institute any proceeding with respect to the Trust Agreement, unless (i) the holder previously has given to the Trustee written notice of a continuing breach, (ii) the holders of Certificates of such series evidencing not less than the "Required Percentage" specified in the applicable series supplement of the aggregate Voting Rights of such series have requested in writing that the Trustee institute such proceeding in its own name as trustee, (iii) the holder or holders have offered the Trustee reasonable indemnity, (iv) the Trustee has for 15 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the holders of Certificates of such series evidencing not less than the Required Percentage. ["Required Percentage" shall mean [ %] of the Voting Rights.]

                  No holder of any Certificate will have the right to institute any proceeding with respect to the Trust Agreement, unless (i) the holder previously has given to the Trustee written notice of a continuing breach, (ii) the holders of Certificates of such series evidencing not less than the Required Percentage of the aggregate Voting Rights of such series have requested in writing that the Trustee institute such proceeding in its own name as trustee, (iii) the holder has offered the Trustee reasonable indemnity, (iv) the Trustee has for 15 days failed to institute such proceeding and (v) no direction inconsistent with such written request has been given to the Trustee during such 15-day period by the holders of Certificates of such series evidencing not less than the Required Percentage. ["Required Percentage" shall mean [ %] of the Voting Rights.]

Voting Rights

                  [At all times,] [Subject to the succeeding paragraph,] the "Voting Rights" will be allocated [among all holders of the Class [ ] Certificates[,] [and] the Class [ ] Certificates [and specify other classes] in proportion to the then outstanding certificate principal balances [or notional amounts] of their respective Certificates held on any date of determination] [between the holders of the Class [ ] Certificates and the holders of the Class [ ] Certificates, pro rata, in proportion to the ratio of the Class [ ] Allocation to the Class [ ] Allocation as of any applicable record date. The Class [ ] Voting Rights will be allocated among Class [ ] Certificateholders in proportion to the respective principal balances of their respective Certificates and the Class [ ] Voting Rights will be allocated among all Class [ ] Certificateholders in proportion to the then outstanding notional amounts of their respective Certificates]. [Specify whether and under what circumstances voting will be class-by-class.] [Certain amendments to the Trust Agreement will require the prior written consent of [100]% of the holders of the Call Warrants in addition to the proper vote of the holders of the Class [ ] Certificates and the Class [ ] Certificates.]

                  [Specify conditions, if any, under which allocation of Voting Rights might change from the foregoing percentages.] [Describe whether voting will be class-by-class or aggregate across all classes.] ["Required Percentage" of Voting Rights necessary to consent to amendment or modification of the Issuing Entity or any waiver shall be [ %].]

Voting of Underlying Securities, [Modification of Indenture]

                  The Trustee, as holder of the Underlying Securities, has the right to vote and give consents and waivers in respect of such Underlying Securities as permitted by [DTC] [Federal Reserve Bank] and except as otherwise limited by the Trust Agreement. In the event that the Trustee receives a request from [DTC] [Federal Reserve Bank], [the Underlying Securities trustee], [the fiscal agent] or [the Underlying Securities Issuer] [GSE issuer] for its consent to any amendment, modification or waiver in respect of the Underlying Securities or any document relating thereto, or receives any other solicitation for any action with respect to the Underlying Securities, the Trustee shall mail a notice of such proposed amendment, modification, waiver or solicitation to each certificateholder of record as of such date. The Trustee shall request instructions from the certificateholders as to whether or not to consent to or vote to accept such amendment, modification, waiver or solicitation. The Trustee shall consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Voting Rights of the Certificates) as the Certificates of the Issuing Entity were actually voted or not voted by the certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required. Notwithstanding anything to the contrary, the Trustee shall at no time vote in favor of or consent to any matter that would cause the Issuing Entity to be taxed as an association or publicly traded partnership taxable as a corporation under the Code.

                  Notwithstanding the foregoing paragraph, the Trustee shall at no time vote in favor of or consent to any matter (i) which would defer the timing or reduce the amount of any then presently scheduled payment on the Underlying Securities, including, without limitation, the deferral or elimination of any then existing right of certificateholders to demand to accelerate the Underlying Securities following a default thereon or (ii) which would result in the exchange or substitution of any Underlying Security, except in each case with [(x)] the unanimous consent of the certificateholders [and (y) an opinion of counsel that such vote or consent would not materially increase the risk that the Issuing Entity would be taxed as an association or publicly traded partnership taxable as a corporation under the Code]; provided, however, that if an event of default under the Underlying Securities has occurred and is continuing on the date on which any consent or vote described in clause (i) or (ii) above is required, [the requirement set forth in clause
(x) of this paragraph shall not apply and the Trustee] [the Trustee will not be required to obtain the unanimous consent of the certificateholders and] shall instead consent or vote, or refrain from consenting or voting, in the same proportion (based on the relative Voting Rights of the Certificates) as the Certificates of the Issuing Entity were actually voted or not voted by the certificateholders thereof as of a date determined by the Trustee prior to the date on which such consent or vote is required. The Trustee will not be liable for any failure to act resulting from certificateholders' late return of, or failure to return, directions requested by the Trustee from the certificateholders.

Termination

                  The circumstances under which the obligations created by the Trust Agreement will terminate in respect of the Certificates are described in "Description of the Trust Agreement--Termination" in the prospectus. [Describe additional termination provisions.] The Depositor will have the right to purchase all remaining Deposited Assets in the Issuing Entity and thereby effect early retirement of the Certificates on any Distribution Date, [(a)] once the aggregate principal amount of the Deposited Assets at the time of any such purchase is less than [10%] of the aggregate principal amount of the Deposited Assets as of the Cut-off Date [and (b) at the option of the Depositor at [specify when and on what terms any such option may be exercised]]; provided, however, that the right to exercise any such option is contingent on such exercise being consistent with the Depositor's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder. In the event the Depositor exercises any such option, the portion of the purchase price allocable to the Certificates of each class will be, to the extent of available funds, [100% of their then aggregate outstanding certificate principal balance or notional amount, as applicable, plus with respect to the Certificates [one month's] [three month's] [specify other period] interest thereon at the fixed interest rate or the then applicable variable interest rate, as the case may be, plus, with respect to each class of Certificates, any previously accrued but unpaid interest thereon.] [Specify alternative allocation method if different from above.] In no event will the Issuing Entity, created by the Trust Agreement for the Certificates, continue beyond the expiration of 21 years from the death of the survivor of the person or persons named in the Trust Agreement. See "Description of the Trust Agreement--Termination" in the prospectus.

Reports in Relation to the Certificates

                  For so long as the Depositor is subject to the reporting requirements of the Exchange Act, the Depositor will file distribution reports on Form 10-D in relation to the Issuing Entity following each distribution date for the Certificates, will file an annual report of Form 10-K in relation to the Certificates, and may file additional public reports in relation to the Issuing Entity and the Certificates from time to time. The name of the Issuing Entity for purposes of obtaining reports on the EDGAR system is [____________], and the CIK number in relation to the Issuing Entity is [______________]. The public may read and copy any materials filed with the Commission at the Commission's Public Reference Room at 100 F Street, N.E., Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Commission maintains a database, known as "EDGAR" that can be accessed through the Commission's web site at http://www.sec.gov as well as through certain privately run internet services. The EDGAR database contains reports, proxy statements and other information regarding registrants that file electronically with the Commission.

                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

                  The following is a general summary of the material federal income tax consequences of the purchase, ownership and disposition of the Certificates.

                  Sidley Austin LLP, special tax counsel, has delivered an opinion that the Issuing Entity will not be classified as a corporation or as a publicly traded partnership taxable as a corporation for federal income tax purposes and, therefore, will not be subject to federal income tax.. Although the matter is not entirely free from doubt, the parties will agree to treat the Issuing Entity as a "grantor trust" for federal income tax purposes. The Certificateholders, therefore, will be deemed to own directly their proportionate shares of the Underlying Securities allocable to their classes of certificates and will generally be required to report on their federal income tax returns their proportionate shares of the issuing entity's income and deductions in accordance with their own methods of accounting. For a discussion of the consequences of recharacterization of the Issuing Entity as a partnership for federal income tax purposes, see "--Tax Status of the Issuing Entity -- Classification as a Partnership" in "Material Federal Income Tax Consequences" in the Prospectus.

                  [INSERT DISCUSSION OF TAX CHARACTERIZATION OF UNDERLYING SECURITIES AS APPROPRIATE]

                  In general, each certificate will be treated as a synthetic debt instrument issued on the date it is acquired by the holder of such certificate. Each Certificateholder will be subject to the original issue discount ("OID") rules of the Code and Treasury Regulations with respect to such certificates. Under those rules, the Certificateholder (whether on the cash or accrual method of accounting) will be required to include in income the OID on its certificate as it accrues on a daily basis, on a constant yield method regardless of when cash payments are received. The amount of OID on the certificates generally will be equal to the excess of all amounts payable on the certificate over the amount paid to acquire the certificate and the constant yield used in accruing OID generally will be the yield to maturity of the certificate as determined by such holder based on that holder's purchase price for the certificate. The amount of OID that is reported in income in any particular year will not necessarily bear any relationship to the amount of distributions, if any, paid to a holder in that year.

                  Payments made on a certificate to a person that is not a U.S. Person and has no connection with the United States other than holding its Certificate generally will be made free of United States federal withholding tax, provided that (i) the holder is not related (directly or indirectly) to certain other specified persons and (ii) the holder complies with certain identification and certification requirements imposed by the IRS.

                  See "Material Federal Income Tax Consequences" in the Prospectus.

                             ERISA CONSIDERATIONS

                  The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in
Section 4975(e)(1) of the Code or (c) any entity whose underlying assets are treated as assets of any such plan by reason of such plan's investment in the entity (each, a "Plan").

                  In accordance with ERISA's fiduciary standards, before investing in a Class [ ] Certificate, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its investment policy and the composition of its portfolio. Other provisions of ERISA and the Code prohibit certain transactions (including loans or other extensions of credit) involving the assets of a Plan and persons who have specified relationships to the Plan ("parties in interest" within the meaning of ERISA or "disqualified persons" within the meaning of Section 4975 of the Code). Thus, a Plan fiduciary considering an investment in Certificates should also consider whether such an investment might constitute or give rise to a non-exempt prohibited transaction under ERISA or the Code. In addition to the prohibited transaction issues discussed below that could arise if the Trust assets are classified as Plan assets for ERISA purposes, prospective purchasers of Class [ ] Certificates should consider the ERISA implications of the grant of the call option to the holders of the Call Warrants and the consequences of a subsequent sale of the Underlying Securities to the holders of the Call Warrants. The initial holders of the Call Warrants will be institutional investors, but the Call Warrants are transferable contract rights.

Trust Assets as "Plan Assets"

                  Under a "look-through rule" set forth in Section 2510.3-101 of the United States Department of Labor ("DOL") regulations, a Plan's assets may include an interest in the underlying assets of an entity that is not an operating company (such as a trust) for certain purposes under ERISA if the Plan acquires an equity interest in such entity. Such regulations contain an exemption from such Plan asset rules if the security acquired by the Plan is a "publicly offered security." A "publicly offered security" is defined as a security that is (i) freely transferable, (ii) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another and (iii) sold to the Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and timely registered under the Exchange Act. It is anticipated that the Class [ ] Certificates will meet the criteria of the "publicly offered securities" exemption. There are no restrictions imposed on the transfer of Class [ ] Certificates; the Class [ ] Certificates will be sold pursuant to an effective registration statement under the Securities Act and then will be timely registered under the Exchange Act; and the Underwriter[s] [has] [have] undertaken to sell the Class [ ] Certificates to a minimum of 400 beneficial owners. See "Listing."

                  If the Class [ ] Certificates fail to meet the criteria of the "publicly offered security" exemption and the assets of the Trust were deemed to be Plan assets, transactions involving the Depositor, the Underwriter, the Trustee, the Underlying Securities Trustee or the Underlying Securities Issuer might constitute non-exempt prohibited transactions with respect to a Plan holding a Class [ ] Certificate unless (i) one or more prohibited transaction class exemptions ("PTCEs") discussed below applies or
(ii) such party, which could include the Underlying Securities Issuer, is not a disqualified person or party in interest with respect to such Plan. In addition, the fiduciary of an investing Plan could be treated as having delegated fiduciary responsibility to the Trustee.

Prohibited Transaction Exemptions

                  Without regard to whether the Class [ ] Certificates satisfy the requirements of the "publicly offered security" exemption, a prohibited transaction could arise if the Issuer, the Underwriter, or an exerciser of the Call Warrant were a party in interest or disqualified person with respect to a Plan holding Class [ ] Certificates. Certain prohibited transaction class exemptions could apply to the acquisition and holding of Certificates by Plans, and the operation of the Trust, including, but not limited to: PTCE 84-14 (an exemption for certain transactions determined by an independent qualified professional asset manager); PTCE 91-38 (an exemption for certain transactions involving bank collective investment funds); PTCE 90-1 (an exemption for certain transactions involving insurance company pooled separate accounts); PTCE 95-60 (an exemption for certain transactions involving insurance company general accounts); and PTCE 96-23 (an exemption for certain transactions effected by in-house asset managers). There is no assurance that these exemptions would apply with respect to all transactions involving an investment in the Class [ ] Certificates or the Trust's assets.

                            METHOD OF DISTRIBUTION

Underwriting

                  Pursuant to an underwriting agreement dated as of [ ] (the "Underwriting Agreement"), the Depositor has agreed to sell and [Bear, Stearns & Co. Inc. (an affiliate of the Depositor)] [each of the underwriters named below, including Bear, Stearns & Co. Inc. (an affiliate of the Depositor)] (the "Underwriter[s]") [,] has [severally] agreed to purchase, the [Certificates] [the [principal] [notional] amount of each class of Certificates set forth below opposite its name].


                                              Class [    ]          Class [    ]        Class [    ]
                                              ------------          ------------        ------------

        Bear, Stearns & Co. Inc. . . . . . .  $                     $                   $

        [Other Underwriters] . . . . . .      $                     $                   $

                                              ------------          ------------        ------------

        Total . . . . . . . . . . . . . . . . $                     $                   $
                                              ============          ============        ============


The Underwriter[s] [has] [have] agreed, subject to certain terms and conditions set forth in the Underwriting Agreement, to purchase all Class [ ] Certificates offered hereby if any Class [ ] Certificates are purchased. [In the event of default by any Underwriter, the Underwriting Agreement provides that, in certain circumstances, the purchase commitments of non-defaulting Underwriters may be increased or the Underwriting Agreement may be terminated.]

                  The Depositor has been advised by the Underwriter[s] that [it] [they] propose[s] initially to offer the Class [ ] Certificates [to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at such price less a concession not in excess of $[ ] per Class [ ] Certificate] [from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale]. The Underwriter[s] may effect such transactions by selling Certificates to or through dealers and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter[s] and any purchasers of Certificates for whom they may act as agents. The Underwriter[s] may allow and such dealers may reallow a concession not in excess of $[ ]. After the initial public offering, the public offering price and the concessions may be changed.

                  The Underwriting Agreement provides that the Depositor will indemnify the Underwriter[s] against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the Underwriter[s] may be required to make in respect thereof.

                  In connection with the sale of the Class [ ] Certificates, Securities and Exchange Commission rules permit the Underwriter[s] to engage in transactions that stabilize the price of the Class [ ] Certificates. These transactions may include purchases for the purpose of fixing or maintaining the price of the Class [ ] Certificates. The Underwriter[s] may create a short position in the Class [ ] Certificates in connection with the offering. That means [it] [they] may sell a larger number of the Class [ ] Certificates than is shown on the cover page of this prospectus supplement. If [it] [they] create[s] a short position, the Underwriter[s] may purchase Class [ ] Certificates in the open market to reduce the short position. If the Underwriter[s] purchase[s] Class [ ] Certificates to stabilize the price or to reduce [its] [their] short position, the price of the Class [ ] Certificates could be higher than it might be if the Underwriter[s] had not made such purchases. The Underwriter[s] make[s] no representation or prediction about any effect that these purchases may have on the price of the Class [ ] Certificates. The Underwriter[s] may suspend any of these activities at any time.

                  The Underwriter[s] may also impose a penalty bid on certain dealers and selling group members. This means that if the Underwriter[s] purchase[s] Class [ ] Certificates in the open market to reduce the Underwriter['s][s'] short position or to stabilize the price of the Class [ ] Certificates, [it] [they] may reclaim the amount of the selling concession from the selling group members who sold those Class [ ] Certificates as part of this offering.

                  Bear, Stearns & Co. Inc. is an affiliate of the Depositor, and the participation by Bear, Stearns & Co. Inc. in the offering of the Class
[ ] Certificates complies with Section 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

                                    LISTING

                  The Class [ ] Certificates are a new issue of securities with no established trading market. The Class [ ] Certificates will be approved for listing, subject to official notice of issuance, on the New York Stock Exchange ("NYSE"). The Class [ ] Certificates will be eligible for trading on the NYSE within the 30-day period after the initial delivery thereof but it is not likely that substantial amounts of the Class [ ] Certificates will be traded on the NYSE. In order to meet one of the requirements for listing the Class [ ] Certificates on the NYSE, the Underwriter[s] [has] [have] undertaken to sell the Class [ ] Certificates to a minimum of 400 beneficial owners. The Underwriter[s] [has] [have] told the Depositor that [it] [they] presently intends to make a market in the Class [ ] Certificates prior to commencement of trading on the NYSE, as permitted by applicable laws and regulations. The Underwriter[s] [is] [are] not obligated, however, to make a market in the Class [ ] Certificates. Any market making by the Underwriter[s] may be discontinued at any time at the sole discretion of the Underwriter[s]. No assurance can be given as to whether a trading market for the Class [ ] Certificates will develop or as to the liquidity of any trading market.

                                    RATINGS

                  At the time of issuance, the Class [ ] Certificates will be rated no lower than the Underlying Securities are rated. As of the date of this prospectus supplement, the Underlying Securities are rated [insert investment grade rating] by [Name of NRSRO] [and [insert investment grade ratings] by [Name of NRSRO]] [no lower than [insert investment grade ratings] by [[Name of NRSRO] [and [insert investment grade ratings] by [[Name of NRSRO] (the "Rating [Agency] [Agencies]"). The ratings address the likelihood of the payment of the amounts required under the Trust Agreement by the Issuing Entity, and are based primarily on the credit quality of the Deposited Assets and any providers of credit support, as well as on the relative priorities of the certificateholders of the Class [ ] Certificates with respect to collections and losses with respect to the Deposited Assets. The rating on the Class [ ] Certificates does not, however, constitute a statement regarding the occurrence or frequency of redemptions or prepayments on[, or extensions of the maturity of,] the Deposited Assets, the corresponding effect on yield to investors, or whether investors in the Class [ ] Certificates may fail to recover fully their initial investment.

                  A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning Rating Agency. Each security rating should be evaluated independently of any other security rating.

                  The Depositor has not requested a rating on the Class [ ] Certificates by any rating agency other than the Rating [Agency] [Agencies]. However, there can be no assurance as to whether any other rating agency will rate the Class [ ] Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Class [ ] Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Class [ ] Certificates by the Rating [Agency] [Agencies].

                               LEGAL PROCEEDINGS

                  [Provide disclosure on any material legal or governmental proceedings pending against the Sponsor, Depositor, Trustee or Issuing Entity, or of which any property of any of the foregoing is the subject.]

                  [There are no material legal proceedings pending against the Depositor, the Trustee, the Issuing Entity, or with respect to which the property of any of the foregoing transaction parties is subject, that are material to the Certificateholders. No legal proceedings against any of the foregoing transaction parties is known to be contemplated by governmental authorities, that are material to the Certificateholders.]

                                LEGAL OPINIONS

                  Certain legal matters relating to the Class [ ] Certificates will be passed upon for the Depositor and the Underwriter[s] by Sidley Austin LLP, New York, New York.

                   INDEX OF TERMS FOR PROSPECTUS SUPPLEMENT





                      [LIST DEFINED TERMS AND PAGE NUMBER
                  WHERE DEFINED IN THE PROSPECTUS SUPPLEMENT]

         The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange is effective. This prospectus is not an offer to sell and is not soliciting an offering to buy these securities in any state where the offer or sale is not permitted.



                     Subject to Completion, Dated [ ] 2007




Prospectus



                              Trust Certificates
               (Issuable in Series by separate issuing entities)
-----------------------------
Consider carefully
the risk factors                    Bear Stearns Depositor Inc.
beginning on page 4                   Depositor and Sponsor
in this prospectus.
                                Each issuing entity -
The certificates will
represent interests in          o   Will be a separate trust formed under a
the trust only and will             trust agreement entered into by the
not represent interests             depositor and a trustee.
in the or obligations of
Bear Stearns Depositor          o   Will issue a series of asset-backed
Inc. or of the trustee or           certificates with one or more classes.
administrative agent of
the trust or any of their       o   Will own a fixed income security or a
affiliates.  The                    pool of such securities, in each
certificates are not                case purchased in the secondary market.
insured or guaranteed
by any government               o   May also own rights under an interest
agency.                             rate or currency derivative and/or
                                    other assets described in this prospectus.
This prospectus may be
used to offer and sell          The certificates -
any series of
certificates only if            o   Will represent interests in the issuing
accompanied by the                  entity and will be paid only from the
prospectus                          issuing entity's assets.
supplement for that
series.                         o   Will be denominated and sold for U.S.
                                    dollars or for one or more foreign or
                                    composite currencies and any payments to certificateholders may be payable in U.S.
                                    dollars or in one or more foreign or
                                    composite currencies.

                                o   Will be issued as part of a designated
                                    series which may include one or more
                                    classes of certificates and credit or
                                    cash flow enhancement described in the
                                    prospectus.

                                o   At the time of their issuance will be
                                    rated in an investment grade category
                                    by one or more nationally recognized
                                    rating agencies.

                                The certificateholders -

                                o   will receive interest and principal
                                    payments from the assets deposited with the issuing entity.



         Neither the SEC nor any state securities commission has approved these certificates or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.



                           Bear, Stearns & Co. Inc.
                           [_____________ __], 200_

                 IMPORTANT NOTICE ABOUT INFORMATION PRESENTED
         IN THIS PROSPECTUS AND THE ACCOMPANYING PROSPECTUS SUPPLEMENT

         We provide information to you about the certificates in two separate documents that progressively provide more detail: (a) this prospectus, which provides general information, some of which may not apply to a particular series of certificates, including your series, and (b) the accompanying prospectus supplement, which will describe the specific terms of your series of certificates, including:

o the currency or currencies in which the principal, premium, if any, and any interest are distributable;

o the number of classes of such series and, with respect to each class of such series, its designation, aggregate principal amount or, if applicable, Notional Amount and authorized denominations;


o information concerning the type, characteristics and specifications of the securities deposited with the relevant issuing entity (the "Underlying Securities") and any other assets described in the prospectus supplement that are deposited with the relevant issuing entity (together with the Underlying Securities, the "Deposited Assets") and any credit support for such series or class;


o the relative rights and priorities of each such class (including the method for allocating collections from the Deposited Assets to the certificateholders of each class and the relative ranking of the claims of the certificateholders of each class to the Deposited Assets);


o    the name of the trustee for the series;


o the Certificate Rate or the terms relating to the applicable method of calculation thereof;


o the time and place of distribution (a "Distribution Date") of interest, premium (if any) and/or principal (if any);


o    the date of issue;


o    the Final Scheduled Distribution Date, if applicable;


o    the offering price; and

o any exchange, whether mandatory or optional, the redemption terms and any other specific terms of certificates of each series or class.

         See "Description of Certificates--General" for a listing of other items that may be specified in the applicable prospectus supplement.

         If the terms of a particular series of certificates vary between this prospectus and the prospectus supplement, you should rely on the information in the prospectus supplement.

         You should rely only on the information provided in this prospectus and the accompanying prospectus supplement including the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not offering the certificates in any state where the offer is not permitted. We do not claim the accuracy of the information in this prospectus or the accompanying prospectus supplement as of any date other than the dates stated on their respective covers.

         We include cross-references in this prospectus and in the accompanying prospectus supplement to captions in these materials where you can find further related discussions. The following table of contents and the table of contents included in the accompanying prospectus supplement provide the pages on which these captions are located.




                               TABLE OF CONTENTS

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS AND THE
         ACCOMPANYING PROSPECTUS SUPPLEMENT.......................................................................2
WHERE YOU CAN FIND MORE INFORMATION...............................................................................4
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE...................................................................4
REPORTS TO CERTIFICATEHOLDERS.....................................................................................4
RISK FACTORS......................................................................................................5
BEAR STEARNS DEPOSITOR INC........................................................................................9
USE OF PROCEEDS..................................................................................................10
FORMATION OF THE ISSUING ENTITIES................................................................................10
MATURITY AND YIELD CONSIDERATIONS................................................................................11
DESCRIPTION OF THE CERTIFICATES..................................................................................12
         General  ...............................................................................................12
         Distributions...........................................................................................15
         Interest on the Certificates............................................................................16
         Principal of the Certificates...........................................................................23
         Foreign Currency Certificates...........................................................................24
         Dual Currency Certificates..............................................................................24
         Optional Exchange.......................................................................................24
         Default and Remedies....................................................................................25
         Call Right..............................................................................................25
         Put Right...............................................................................................26
         Trust Liquidation Events................................................................................26
         Global Securities.......................................................................................26
DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT...............................................................28
         General  ...............................................................................................28
         Underlying Securities...................................................................................31
         Principal Terms of Underlying Securities................................................................36
         Other Deposited Assets..................................................................................37
         Credit Support..........................................................................................38
         Collections.............................................................................................39
DESCRIPTION OF THE TRUST AGREEMENT...............................................................................40
         Assignment of Deposited Assets..........................................................................40
         Collection and Other Administrative Procedures..........................................................41
         Retained Interest; Trustee Compensation and Payment of Expenses.........................................42
         Advances in Respect of Delinquencies....................................................................42
         Certain Matters Regarding the Depositor.................................................................43
         Modification and Waiver.................................................................................43
         Reports to Certificateholders; Notices..................................................................44
         Evidence as to Compliance...............................................................................45
         Trustee as Servicer.....................................................................................46
         Replacement Certificates................................................................................46
         Termination.............................................................................................46
         The Trustee.............................................................................................46
CURRENCY RISKS...................................................................................................47
         Exchange Rates and Exchange Controls....................................................................47
         Payment Currency........................................................................................48
         Foreign Currency Judgments..............................................................................48
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES...........................................................48
         Tax Status of the Trust.................................................................................49
         Income of U.S. Certificateholders.......................................................................49
         Interests in the Underlying Securities in Full..........................................................50
         Strip Certificates......................................................................................51

                                             3

         Fixed Rate and Floating Rate Certificates...............................................................51
         Special Considerations for Underlying Securities That Include Trust Preferred...........................52
         Deductibility of Trust's Fees and Expenses..............................................................52
         Special Considerations for Underlying Securities Denominated in a Foreign Currency......................53
         Income of Non-U.S. Certificateholders...................................................................54
         Information Reporting and Backup Withholding............................................................55
         Proposed Reporting Regulations..........................................................................56
         State and Local Tax Considerations......................................................................56
ERISA CONSIDERATIONS.............................................................................................56
         Prohibited Transaction Exemptions.......................................................................57
UNDERWRITING.....................................................................................................58
LEGAL MATTERS....................................................................................................59



                      WHERE YOU CAN FIND MORE INFORMATION


         Each issuing entity is subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act"). We file on behalf of each issuing entity reports or Forms 10-D and 10-K and other information with the SEC. For each series of certificates those reports will be filed under the name of the issuing entity of the certificates. The prospectus supplement will state the name and the SEC file number (known as the "CIK number") for the issuing entity under which reports about the related series of certificates and the issuing entity may be found. The public may read and copy any materials filed with the SEC at the SEC's Public Reference Room at 100 F Street, NE. Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The internet address of this site is http://www.sec.gov. Generally, each issuing entity's filings will be limited to reports filed on Form 10-D in connection with each distribution date and annual reports on Form 10-K. Because of the limited nature of these reports we do not intend to make them available on any web site of our own or of any other transaction party.


         We filed a registration statement relating to the certificates with the SEC pursuant to the Securities Act of 1933 (the "Securities Act"). This prospectus is part of the registration statement, but the registration statement includes additional information.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


         The SEC allows us to "incorporate by reference" information we file with it, which means that we can disclose important information to you by referring you to those documents. We are incorporating by reference all documents that we have filed with the SEC pursuant to the Exchange Act prior to the date of this prospectus. The information incorporated by reference is considered to be part of this prospectus. Information that we file later with the SEC will automatically update the information in this prospectus. In all cases, you should rely on the later information over different information included in this prospectus or the accompanying prospectus supplement. For each offering of certificates, we incorporate by reference any future SEC reports on Forms 8-K or 10-D filed pursuant to the Exchange Act by or on behalf of the issuing entity of those certificates until we terminate our offering of the certificates. We do not incorporate reports on Form 10-K into this prospectus or the registration statement of which this prospectus is a part.


         As a recipient of this prospectus, you may request a copy of any document we incorporate by reference, except exhibits to the documents (unless the exhibits are specifically incorporated by reference), at no cost, by writing or calling us at: Secretary of Bear Stearns Depositor Inc., 383 Madison Avenue, New York, New York 10179, (212) 272-2000.

                         REPORTS TO CERTIFICATEHOLDERS


         Except as otherwise specified in the applicable prospectus supplement, unless and until definitive certificates are issued, unaudited reports containing information concerning the related issuing entity will be prepared by the trustee and sent on behalf of the related issuing entity only to Cede & Co., as nominee of DTC and registered holder of the certificates. If definitive certificates are issued, such reports will be prepared by the related trustee and sent on behalf of the related issuing entity directly to the certificateholders in accordance with the trust agreement. See "Description of the Certificates--Global Securities" and "Description of the Trust Agreement--Reports to Certificateholders; Notices." Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Depositor, on behalf of each trust, will cause to be filed with the SEC such periodic reports as are required under the Exchange Act. The Depositor does not intend to send any financial reports to certificateholders.

         References herein to "U.S. dollars" "US$," "dollar" or "$" are to the lawful currency of the United States.


         For definitions of certain terms used herein, refer to "Index of Defined Terms" beginning on page 56.

                                 RISK FACTORS


         In connection with an investment in the certificates of any series, prospective purchasers should consider, among other things, the risk factors set forth below and any additional risk factors set forth in the applicable prospectus supplement.


Limited Liquidity

         There can be no assurance that an active public market for any series (or class within such series) of certificates will develop or, if a public market develops, as to the liquidity of the trading market for such certificates. Bear, Stearns & Co. Inc. ("Bear Stearns") has advised the Depositor that it intends to make a market in the certificates, as permitted by applicable laws and regulations, after the issuance thereof. Bear Stearns is not obligated, however, to make a market in the certificates of any series or class within such series and any such market-making activity may be discontinued at any time without notice at the sole discretion of Bear Stearns If an active public market for the certificates does not develop or continue, the market prices and liquidity of the certificates may be adversely affected.

Limited Recourse


         The certificates will not represent a recourse obligation of, or interest in, the Depositor, Bear Stearns, the issuer of the Underlying Securities or any of their respective affiliates. The certificates will not be insured or guaranteed by the Depositor, Bear Stearns or any of their respective affiliates. The obligations, if any, of the Depositor with respect to the certificates of any series will only be pursuant to certain limited representations and warranties with respect to an Underlying Security or other Deposited Assets, and recourse with respect to the satisfaction of any such obligations will be limited to any recourse for a breach of a corresponding representation or warranty that the Depositor may have against the seller of such Underlying Security or other Deposited Assets to the Depositor. The Depositor does not have, and is not expected in the future to have, any assets with which to satisfy any claims arising from a breach of any representation or warranty. If the Depositor were required to repurchase an Underlying Security, its only sources of funds to make a repurchase would be from funds obtained from the enforcement of a corresponding obligation, if any, on the part of the seller of the Underlying Security to the Depositor, or from a reserve fund established to provide funds for repurchases. The Depositor is not obligated to, and will not, establish or maintain a reserve fund.


Limited Assets


         The only material assets expected to be in an issuing entity are Underlying Securities and any other Deposited Assets corresponding to the related series (or class within such series) of certificates being offered. The certificates do not represent obligations of the Depositor, Bear Stearns or any of their respective affiliates and, unless otherwise specified in the applicable prospectus supplement, are not insured or guaranteed by the Depositor or Bear Stearns. Accordingly, certificateholders' receipt of distributions in respect of the certificates will depend entirely on the performance of and the issuing entity's receipt of payments with respect to the Deposited Assets.

Legal Aspects


         The prospectus supplement may describe legal considerations applicable to a series (or class or classes within a series) of certificates offered in connection with that prospectus supplement or the assets deposited in or assigned to the related issuing entity.


Maturity and Redemption Considerations

         The timing of any distribution with respect to any series (or of any class within such series) of certificates is affected by a number of factors, including:

   o     the performance of the related Deposited Assets;

   o the extent of any early redemption, repayment or extension of maturity of the related Underlying Securities (including acceleration resulting from any default or rescheduling resulting from the bankruptcy or similar proceeding with respect to the issuer of the Underlying Securities); and

   o the manner and priority in which collections from the Underlying Securities and any other Deposited Assets are allocated to each class of such series.


         These factors may be influenced by a variety of accounting, tax, economic, social and other factors. The applicable prospectus supplement will discuss any calls, puts or other redemption options, any extension of maturity provisions and other terms applicable to the Underlying Securities and any other Deposited Assets. Any such terms may adversely affect an investor by returning principal amounts to the investor when prevailing interest rates have declined and reinvestment of those amounts at the rate applicable to the certificates is not possible. See "Maturity and Yield Considerations."


Tax Considerations


         The federal income tax consequences of the purchase, ownership and disposition of the certificates and the tax treatment of the issuing entity will depend on the specific terms of the certificates, the issuing entity, any credit support and the Deposited Assets. See the description under "Material United States Federal Income Tax Consequences" in this prospectus and in the applicable prospectus supplement. If the Deposited Assets include securities issued by one or more government agencies or instrumentalities (other than the U.S. government or its instrumentalities), purchasers of the certificates may also be affected by the tax treatment of the Underlying Securities by the relevant issuing government.


Foreign Issuers


         The Underlying Securities may include obligations of foreign issuers. Consequently, it may be difficult for the applicable issuing entity as a holder of the Underlying Securities to obtain or realize upon judgments in the United States against the obligor. Even if an issuer is amenable to suit in the United States, the enforceability of any judgment obtained may be limited by a lack of substantial assets which can be levied upon in the United States or the inability to obtain recognition and enforcement of the judgment in the issuer's country. Because the Underlying Securities may represent direct or indirect obligations of foreign issuers, certificateholders should consider the political, economic and other risks attendant on holding the obligations of a foreign issuer which are not typically associated with an investment in securities of a domestic issuer. Such risks include:


   o     future political and economic developments;

   o     moratorium on payment or rescheduling of external debts;

   o     confiscatory taxation;

   o     imposition of any withholding tax;

   o     exchange rate fluctuations;

   o     political or social instability or diplomatic developments; and

   o     the imposition of additional governmental laws or restrictions.

Currency Risks


         The certificates of any given series (or class within such series) may be denominated in a currency other than U.S. dollars. This prospectus does not describe all the risks of an investment in such certificates. Prospective purchasers should consult their own financial and legal advisors as to the risks entailed by an investment in certificates denominated in a currency other than U.S. dollars. See "Currency Risks." In addition, there are risks associated with Underlying Securities denominated in a currency other than the local currency of a foreign government. Governments have from time to time imposed, and may in the future impose, exchange controls that could affect the availability of a currency for making distributions in respect of Underlying Securities denominated in such currency.


Derivatives


         An issuing entity may include derivative instruments, so long as they are interest rate or currency derivative instruments in the form of swaps, caps, floors or collars. The applicable prospectus supplement will identify the material terms, the risks and the counterparty for any derivative instrument in an issuing entity and will describe the agreement with the counterparty.


Information Concerning Issuers of the Underlying Securities; Risk of Loss if Public Information Not Available.

         A prospective purchaser of certificates should obtain and evaluate the same information concerning each issuer of Underlying Securities as it would obtain and evaluate if it were investing directly in the Underlying Securities or in other securities issued by that issuer. The publicly available information concerning an issuer of Underlying Securities is important in considering whether to invest in or sell certificates. To the extent such information ceases to be available, an investor's ability to make an informed decision to purchase or sell certificates could be impeded. See "Description of Deposited Assets and Credit Support--Publicly Available Information."

Ratings of the Certificates Subject to Change


         At the time of issuance, the certificates of a series (or each class of such series) will be rated in one of the investment grade categories by one or more nationally recognized rating agencies. The rating agencies may rate a series or class of certificates on the basis of several factors, including the related Deposited Assets, any credit support and the relative priorities of the certificateholders of such series or class to receive collections from, and to assert claims against, the issuing entity with respect to such Deposited Assets and any credit support. The rating agencies are solely responsible for selecting the criteria for rating the certificates.


         Any rating issued with respect to the certificates is not a recommendation to purchase, sell or hold a security; such ratings do not comment on the market price of the certificates or their suitability for a particular investor. There can be no assurance that the ratings will remain for any given period of time or that any rating will not be revised or withdrawn entirely by the related rating agency if, in its judgment, circumstances (including, without limitation, the rating of the Underlying Securities) so warrant. A revision or withdrawal of such rating may have an adverse effect on the market price of the certificates.

Global Securities Limit Direct Voting; Pledge of Certificates

         Unless otherwise specified in the applicable prospectus supplement, the certificates of each series (or, if more than one class exists, each class of such series) will initially be represented by one or more global securities deposited with a Depositary and purchasers will not receive individual certificates. Consequently, unless and until individual definitive certificates of a particular series or class are issued, purchasers will not be recognized as certificateholders under the trust agreement. Until such time, purchasers will only be able to exercise the rights of certificateholders indirectly through the Depositary and its respective participating organizations. The ability of any purchaser to pledge a certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to a certificate, may be limited. See "Description of Certificates--Global Securities" and any further description contained in the applicable prospectus supplement.


Limitation on Remedies Due to Passive Nature of the Issuing Entity

         The remedies available to a trustee of a relevant issuing entity are predetermined and therefore an investor in the certificates has less discretion over the exercise of remedies than if such investor directly invested in the Underlying Securities. Each issuing entity will generally hold the related Deposited Assets to maturity and not dispose of them, regardless of adverse events, financial or otherwise, which may affect any issuer of Underlying Securities or the value of the Deposited Assets. Under certain circumstances described in the applicable prospectus supplement, the trustee will (or will at the direction of a specified percentage of certificateholders of the relevant series) dispose of, or take certain other actions in respect of, the Deposited Assets. In certain limited circumstances, such as a mandatory redemption of Underlying Securities or the exercise by a third party of the right to purchase Underlying Securities (as described below under "Description of Deposited Assets--Principal Terms of Underlying Securities"), the trustee may dispose of the Deposited Assets prior to maturity. The applicable prospectus supplement will describe the particular circumstances, if any, under which a Deposited Asset may be disposed of prior to maturity.


Amendment of Trust Agreement Without Unanimous Consent

         The applicable prospectus supplement may indicate that the trust agreement may be amended or otherwise modified with less than unanimous consent of the certificateholders. Any such amendment or other modification could have a material adverse effect on those certificateholders of the relevant series that do not consent to such amendment or other modification. However, the trust agreement will provide that any amendment or other modification that would reduce the amount of, or defer the date of, distributions to certificateholders of a series (or class within such series) may become effective only with the consent of each affected certificateholder of that series (or class within such series) and that, if so specified in the applicable prospectus supplement, any such amendment or other modification that would result in the reduction or withdrawal of the then current rating assigned to the certificates of a series (or class within such series) by a rating agency would require the consent of all of the certificateholders of that series (or class within such series).

General Unavailability of Optional Exchange


         Although the applicable prospectus supplement for a series of certificates may designate that series as an Exchangeable Series and may state that a certificateholder may exchange certificates of the Exchangeable Series for a pro rata portion of Deposited Assets of the related issuing entity, any such Optional Exchange Right will be exercisable only if the exercise of that right (i) would not affect the issuing entity's ability to be exempt under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder, and (ii) would not affect the characterization of the issuing entity as a "grantor trust" under the Code. See "Description of the Certificates--Optional Exchange." Accordingly, the Optional Exchange Right described in this prospectus under the heading "Description of the Certificates--Optional Exchange" and further described in the applicable prospectus supplement will be available only to the Depositor, Bear Stearns, the trustee and their respective affiliates and designees. Other certificateholders generally will not be able to exchange their certificates of an Exchangeable Series for a pro rata portion of the Deposited Assets of the related issuing entity. In addition, the exercise of an Optional Exchange Right will decrease the aggregate amount of certificates of the applicable Exchangeable Series outstanding.


                            ----------------------

         The accompanying prospectus supplement for each series of certificates will specify information regarding additional risk factors, if any, applicable to such series (and each class within such series).

                          BEAR STEARNS DEPOSITOR INC.

         Bear Stearns Depositor Inc., a Delaware corporation (the
"Depositor"), is an indirect, wholly owned, limited purpose subsidiary of The Bear Stearns Companies Inc. The principal office of the Depositor is located in 383 Madison Avenue, New York, New York 10179. Its telephone number is (212) 272-2000.

         The Certificate of Incorporation of the Depositor provides that the Depositor may conduct any lawful activities necessary or incidental to serving as Depositor of one or more trusts that may issue and sell certificates. The Certificate of Incorporation of the Depositor provides that any securities, except for subordinated securities, issued by the Depositor must be rated in one of the four highest categories available by any rating agency rating the series. Formation of a grantor trust will not relieve the Depositor of its obligation to issue only securities, except for subordinated securities, rated in one of the four highest rating categories. Pursuant to the terms of the trust agreement, the Depositor may not issue any securities which would result in the lowering of the then current ratings of the outstanding certificates of any series.

         The Depositor's business consists of and is limited to acquiring, holding and disposing of underlying securities, arranging for credit support, acting as a Depositor and sponsor of issuing entities in connection with series of certificates, registering the certificates with the SEC and complying on behalf of each issuing entity with the related reporting and filing requirements under the Exchange Act, holding and transferring interests in the certificates and retained interests in trust property, and engaging in other related activities and transactions. The Depositor will not guarantee or otherwise be obligated under the certificates.

         In its securitization program, the Depositor acquires fixed-income securities from time to time and transfers them to trusts that it forms which in turn issue securities backed by the transferred fixed-income securities and also backed by or subject to any other assets arranged for by the Depositor. The Depositor sells the securities issued through these securitizations in both public offerings and private placements. In each such offering Bear, Stearns & Co., Inc., an affiliate of the Depositor, is the managing or sole underwriter or, in the case of the private placements, the initial purchaser of the securities.

         The Depositor may from time to time evaluate market conditions and publicly tradable fixed income securities to identify opportunities to engage in transactions of the type described in this prospectus. As of [_________], 2007, the Depositor, acting as both depositor and sponsor, has completed 5 offerings of certificates backed by fixed-income securities. Each of these transactions occurred in 2001 or 2002.

         The rights and duties of the Depositor under the trust agreement following the issuance of certificates include: (i) removing the trustee and appointing a successor trustee in the event of the trustee's resignation or removal, (ii) filing periodic reports in relation to the issuing entity under the Exchange Act for so long as such reporting obligations apply to the issuing entity; (iii) providing for the payment of the fees of the trustee and providing indemnification to the trustee for certain expenses and (iv) directing the trustee in the event that an SEC reporting failure occurs (as described herein).

         The Depositor will obtain the underlying securities do be deposited in each trust from Bear Stearns or another of its broker-dealer affiliates who have acquired the underlying securities at negotiated prices in secondary market transactions.

         The Depositor's certificate of incorporation sets out a number of provisions intended to prevent the Depositor from being consolidated with its corporate parent or its affiliates in the event of an insolvency proceeding with respect to any of them. These include requirements that the Depositor pay its liabilities with its own funds, that the Depositor maintain separate corporate records, books and financial statements, and that the Depositor not commingle its funds or other assets with those of its affiliates. The limited activities of the Depositor are also intended to prevent the Depositor from having indebtedness that could result in the initiation of any insolvency proceeding relating to the Depositor.

         The Depositor will also be the "sponsor" of each offering of certificates under this prospectus for purposes of Rule 1101(l) under the Securities Act and references to the "Depositor" herein also include the Depositor in its capacity as sponsor.


                                USE OF PROCEEDS


         The net proceeds to be received from the sale of each series of certificates will be used by the Depositor to purchase the related Deposited Assets and arrange any interest rate or currency derivatives or credit support including, if specified in the related prospectus supplement, making an initial payment under a derivatives instrument or required deposits into any reserve account or the applicable certificate account for such series. Any remaining net proceeds will be used by the Depositor for general corporate purposes.
                       FORMATION OF THE ISSUING ENTITIES

         A separate issuing entity will be created for each series of certificates. Each issuing entity will be a trust that will be formed as either a statutory business trust or a common law trust and will be referred to in this prospectus and the related prospectus supplement as the "issuing entity" or the "trust". The Depositor will assign the Deposited Assets for each series of certificates to the trustee named in the applicable prospectus supplement, in its capacity as trustee, for the benefit of the certificateholders of such series. See "Description of the Trust Agreement--Assignment of Deposited Assets." The trustee named in the applicable prospectus supplement will administer the Deposited Assets pursuant to the trust agreement and will receive a fee for these services. See "Description of the Trust Agreement--Collection and Other Administrative Procedures" and "--Retained Interest; Trustee Compensation and Payment of Expenses." The trustee will either cause the assignment of the Deposited Assets to be recorded or will obtain an opinion of counsel that no recordation is required to obtain a first priority perfected security interest in such Deposited Assets. The fiscal year of each issuing entity will be the calendar year.

         A common law trust such as the trusts to be established pursuant to the trust agreement and the related series supplements is not an eligible "debtor" under the United States Bankruptcy Code. In addition, the trust agreement and related series supplement will provide that until the date that is one year and one day after the termination of the series of certificates, neither the trustee nor the Depositor shall acquiesce, petition or otherwise invoke or cause the issuing entity to invoke the process of the Untied States, any state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the issuing entity under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the issuing entity or all or any part of the property or assets of the issuing entity or ordering the winding up or liquidation of the affairs of the issuing entity.

         The trust agreement and trust supplement will provide that the issuing entity may not engage in any business or activities other than in connection with, or relating to, the holding, protecting and preserving of the underlying securities and other assets of the issuing entity and the issuance of the certificates and warrants, and other than those required or authorized by the trust agreement or incidental and necessary to accomplish such activities. The issuing entity may not issue or sell any certificates or other obligations other than the certificates and warrants, or otherwise incur, assume or guarantee any indebtedness for money borrowed.

         The Depositor's assignment of the Deposited Assets to the trustee will be without recourse to the Depositor except as to certain limited representations and warranties, if any.

         If the trustee has an obligation to make cash advances in the event of delinquencies in payments on or with respect to any Deposited Assets as described under "Description of the Trust Agreement--Advances in Respect of Delinquencies" and in the related prospectus supplement, the trustee's obligation to make advances will be limited to amounts which the trustee believes ultimately would be recoverable under any credit support, insurance coverage, the proceeds of liquidation of the Deposited Assets or from other sources available for such purposes. See "Description of the Trust Agreement--Advances in Respect of Delinquencies."

         Each issuing entity will consist of:

   o the Deposited Assets and all payments thereon, exclusive of any interest in such assets (the "Retained Interest") retained by the Depositor or any previous owner thereof, as from time to time are specified in the trust agreement;

   o those elements of credit support, if any, provided with respect to any class within such series that are specified as being part of the related issuing entity in the applicable prospectus supplement, as described under "Description of Deposited Assets and Credit Support--Credit Support";

   o any interest rate or currency swaps, floors, collars or caps as described therein and under "Description of Deposited Assets and Credit Support--Other Deposited Assets";


   o the rights of the Depositor relating to any breaches of representations or warranties by the issuer of the Deposited Assets; and

   o the rights of the trustee in any cash advances, reserve fund or surety bond, if any, as described under "Description of the Trust Agreement--Advances in Respect of Delinquencies."

                       MATURITY AND YIELD CONSIDERATIONS

         Each prospectus supplement will contain any applicable information with respect to the type and maturities of the related Underlying Securities and the terms, if any, upon which such Underlying Securities may be subject to early redemption (either by the applicable obligor or pursuant to a third-party call option), repayment (at the option of the holders thereof) or extension of maturity. The provisions of the Underlying Securities with respect to redemption, repayment or extension of maturity will, unless otherwise specified in the applicable prospectus supplement, affect the weighted average life of the related series of certificates.

         The effective yield to holders of the certificates of any series (and class within such series) may be affected by aspects of the Deposited Assets or any credit support or the manner and priorities of allocations of collections with respect to the Deposited Assets between the classes of a given series. With respect to any series of certificates the Underlying Securities of which consist of one or more redeemable securities, extendable securities or securities subject to a third-party call option, the yield to maturity of such series (or class within such series) may be affected by any optional or mandatory redemption or repayment or extension of the related Underlying Securities prior to the stated maturity thereof. A variety of tax, accounting, economic, and other factors will influence whether an issuer exercises any right of redemption in respect of its securities. The rate of redemption may also be influenced by prepayments on the obligations a government sponsored entity issuer holds for its own account. All else remaining equal, if prevailing interest rates fall significantly below the interest rates on the related Underlying Securities, the likelihood of redemption would be expected to increase. There can be no certainty as to whether any Underlying Security redeemable at the option of its issuer will be repaid prior to its stated maturity.


         The Underlying Securities will be subject to acceleration upon the occurrence of certain events of default under the terms of the Underlying Securities. The maturity and yield on the certificates will be affected by any early repayment of the Underlying Securities as a result of the acceleration of the Underlying Securities by or on behalf of the holders thereof. See "Description of Deposited Assets--Underlying Securities--Indentures." If an issuer of Underlying Securities becomes subject to a bankruptcy proceeding, the timing and amount of payments with respect to the principal of, the premium on, if any, and the interest to be distributed in respect of, the certificates may be materially and adversely affected. Several factors influence the performance of issuers that are corporations or other business entities; these factors may affect the ability of an issuer of Underlying Securities to satisfy its obligations under the Underlying Securities, including the company's operating and financial condition, leverage, and economic, geographic, legal and social factors. In addition, if the Underlying Securities are issued by a foreign government and the foreign government issuer or guarantor repudiates or places any limitation or moratorium on the payment of external indebtedness or imposes any confiscatory or withholding tax, the timing and amount of payments on the certificates may be materially and adversely affected. A variety of factors could influence a foreign government's willingness or ability to satisfy its obligations under the related Underlying Securities. We cannot predict the probability of a moratorium or other action affecting any Underlying Security.


         The extent to which the yield to maturity of such certificates may vary from the anticipated yield due to the rate and timing of payments on the Deposited Assets will depend upon the degree to which they are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to the rate and timing of payments on the Deposited Assets.

         The yield to maturity of any series (or class) of certificates will also be affected by variations in the interest rates applicable to, and the corresponding payments in respect of, such certificates, to the extent that the Certificate Rate for such series (or class) is based on variable or adjustable interest rates. With respect to any series of certificates representing an interest in a pool of government, foreign government or corporate debt securities, or other eligible securities, disproportionate principal payments (whether resulting from differences in amortization schedules, payments due on scheduled maturity or upon early redemption) on the related Underlying Securities having interest rates higher or lower than the then applicable Certificate Rates on such certificates may affect the yield on the certificates.

         A variety of economic, social, political, tax, accounting and other factors may affect the degree to which any of the Underlying Securities are redeemed or called (whether by the applicable obligor or pursuant to a third-party call option) or the maturity of such Underlying Securities is extended, as specified in the applicable prospectus supplement. There can be no assurance as to the rate or likelihood of redemption, third-party call or extension of maturity of any Underlying Security. The applicable prospectus supplement will, to the extent available, provide further information with respect to any such experience applicable to the related Underlying Securities.

         The accompanying prospectus supplement for each series of certificates will set forth additional information regarding yield and maturity considerations applicable to such series (and each class within such series) and the related Deposited Assets, including the applicable Underlying Securities.

                        DESCRIPTION OF THE CERTIFICATES


         Each series (or, if more than one class exists, the classes within such series) of certificates will be issued pursuant to the standard terms and the series supplement, which together compose the trust agreement, among the Depositor, the trustee and the securities intermediary named in the applicable prospectus supplement, a form of which trust agreement is attached as an exhibit to the registration statement. The provisions of the trust agreement may vary depending upon the terms of the certificates to be issued thereunder and the nature of the Deposited Assets, the credit support, if any, and the related issuing entity. The following summaries describe certain provisions of the trust agreement that may be applicable to each series of certificates. The applicable prospectus supplement for a series of certificates will describe any material provision of the trust agreement that is not described herein or the description of which is materially different from the description herein. The following summaries do not purport to be complete and are subject to the detailed provisions of the form of trust agreement to which reference is hereby made for a full description of such provisions, including the definition of certain terms used, and for other information regarding the certificates. Wherever particular defined terms of the trust agreement are referred to, such defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference. As used herein with respect to any series, the term "certificate" refers to all the certificates of that series (and each class within such series), whether or not offered hereby and by the applicable prospectus supplement, unless the context otherwise requires.


         A copy of the series supplement relating to each series of certificates issued from time to time will be filed by the Depositor as an exhibit to a Current Report on Form 8-K, which will be filed with the SEC following the issuance of such series.

General


         Each series of certificates will be issued under a separate trust agreement. The certificates of each series may be issued in multiple classes. The series (or classes within such series) of certificates to be issued under the trust agreement will represent the entire beneficial ownership interest in the issuing entity for such series created pursuant to the trust agreement and each such class will be allocated certain relative priorities to receive specified collections from, and a certain percentage ownership interest of the assets deposited in, such issuing entity, all as identified and described in the applicable prospectus supplement.


         Reference is made to the applicable prospectus supplement for a description of the following terms of the series of certificates in respect of which this prospectus and such prospectus supplement are being delivered:

   o     the title of such certificates;

   o the series of such certificates and, if applicable, the number and designation of classes of such series;

   o material information concerning the type, characteristics and specifications of the Deposited Assets being deposited into the related trust by the Depositor (including, with respect to any Underlying Security which at the time of such deposit represents a significant portion of all such Deposited Assets and any related credit support, information concerning the material terms of each such Underlying Security, the identity of the issuer thereof and where publicly available information regarding such issuer may be obtained);


   o the market price of the Underlying Securities and the basis on which the market price was determined;

   o the dates on which, or periods during which, such series of certificates may be issued (each, an "Original Issue Date") and the offering price thereof;


   o the limit, if any, upon the aggregate principal amount or Notional Amount, as applicable, of each class thereof;

   o if applicable, the relative rights and priorities of each class (including the method for allocating collections from and defaults or losses on the Deposited Assets to the certificateholders of each class);


   o whether the certificates of such series are Fixed Rate Certificates or Floating Rate Certificates and the applicable interest rate (the "Certificate Rate"), or the method of calculation thereof applicable to such series, if variable (a "Floating Certificate Rate"), the date or dates from which such interest will accrue, the applicable Distribution Dates on which interest, principal and premium, in each case as applicable, on such series or class will be distributable and the related Determination Dates, if any;

   o the circumstances and conditions under which any of the Depositor, Bear Stearns or the trustee, or their respective affiliates and designees, may exercise an Optional Exchange Right (to the extent that the exercise of such right (a) would not affect the issuing entity's ability to be exempt under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations thereunder and (b) would not affect the treatment of the issuing entity as a "grantor trust" under the
         Code) and the periods within which or the dates on which, and the terms and conditions upon which any such Optional Exchange may be exercised, in whole or in part;

   o the option, if any, of any certificateholder of such series or class to withdraw a portion of the assets of the issuing entity in exchange for surrendering such certificateholder's certificate or of the Depositor or another third party to purchase or repurchase any Deposited Assets (in each case to the extent not inconsistent with the Depositor's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and all applicable rules, regulations and interpretations thereunder) and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part;


   o the option, if any, of any specified third party (which may include one or more of the Depositor, Bear Stearns or their respective affiliates) to purchase certificates held by a certificateholder and the periods within which or the dates on which, and the terms and conditions upon which any such option may be exercised, in whole or in part;

   o the rating of each series or each class within such series offered hereby (provided, however, that one or more classes within such series not offered hereunder may be unrated or may be rated below investment grade);

   o if other than denominations of $1,000 and any integral multiple thereof, the denominations in which such series or class within such series will be issuable;


   o whether the certificates of any class within a given series are to be entitled to (1) principal distributions, with disproportionate, nominal or no interest distributions, or (2) interest distributions, with disproportionate, nominal or no principal distributions ("Strip Certificates"), and the applicable terms thereof;


   o whether the certificates of such series or of any class within such series are to be issued as registered certificates and whether coupons will be attached thereto;

   o the identity of the Depositary, if other than DTC, for the certificates;


   o if other than U.S. dollars, the currency applicable to the certificates of such series or class for purposes of denominations and distributions on such series or each class within such series (the "Specified Currency") and the circumstances and conditions, if any, when such currency may be changed, at the election of the Depositor or a certificateholder, and the currency or currencies in which any principal of or any premium or any interest on such series or class are to be distributed pursuant to such election;

   o all applicable Required Percentages and Voting Rights relating to the manner and percentage of votes of certificateholders of such series and each class within such series required with respect to certain actions by the Depositor or the trustee under the trust agreement or with respect to the applicable issuing entity;


   o remedies upon the occurrence of a payment default on the Underlying Securities on an acceleration of the Underlying Securities; and

   o all other material terms of such series or class within such series of certificates.

         Unless otherwise indicated in the applicable prospectus supplement, certificates of each series (including any class of certificates not offered hereby) will be issued only as registered certificates in denominations of $1,000 and any integral multiple thereof and will be payable only in U.S. dollars. The authorized denominations of registered certificates of a given series or class within such series having a Specified Currency other than U.S. dollars will be set forth in the applicable prospectus supplement.


         The United States federal income tax consequences and ERISA consequences relating to any series or any class within such series of certificates will be described in the applicable prospectus supplement. In addition, the prospectus supplement will describe the risks, specific terms and any other material information relating to any certificates which will receive payments in a Specified Currency other than U.S. dollars. Unless otherwise specified in the applicable prospectus supplement, the U.S. dollar equivalent of the public offering price or purchase price of a certificate having a Specified Currency other than U.S. dollars will be determined on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such Specified Currency on the applicable issue date. As specified in the applicable prospectus supplement, such determination will be made by the Depositor, the trustee, or an agent thereof as exchange rate agent for each series of certificates (the "Exchange Rate Agent").


         Unless otherwise specified in the applicable prospectus supplement, registered certificates may be transferred or exchanged for like certificates of the same series and class at the corporate trust office or agency of the applicable trustee in the City and State of New York, subject to the limitations provided in the trust agreement, without the payment of any service charge, other than any tax or governmental charge payable in connection therewith. The Depositor may at any time purchase certificates at any price in the open market or otherwise.

Certificates so purchased by the Depositor may, at the discretion of the Depositor, be held or resold or surrendered to the trustee for cancellation of such certificates.

Distributions


         Distributions allocable to principal, premium (if any) and interest on the certificates of each series (and class within such series) will be made in the Specified Currency for such certificates by or on behalf of the trustee on each Distribution Date as specified in the applicable prospectus supplement and the amount of each distribution will be determined as of the close of business on the date specified in the applicable prospectus supplement (the "Determination Date"). If the Specified Currency for a given series or class within such series is other than U.S. dollars, the trustee, will (unless otherwise specified in the applicable prospectus supplement) arrange to convert all payments in respect of each certificate of such series or class to U.S. dollars in the manner described in the following paragraph. The certificateholder of a registered certificate of a given series or class within such series denominated in a Specified Currency other than U.S. dollars may (if the applicable prospectus supplement and such certificate so indicate) elect to receive all distributions in respect of such certificate in the Specified Currency by delivery of a written notice to the trustee for such series not later than fifteen calendar days prior to the applicable Distribution Date, except under the circumstances described under "Currency Risks--Payment Currency" below. An election will remain in effect until revoked by written notice to such trustee received not later than fifteen calendar days prior to the applicable Distribution Date.


         Unless otherwise specified in the applicable prospectus supplement, in the case of a registered certificate of a given series or class within such series having a Specified Currency other than U.S. dollars, the amount of any U.S. dollar distribution in respect of such registered certificate will be determined by the Exchange Rate Agent based on the highest firm bid quotation expressed in U.S. dollars received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable Distribution Date (or, if no such rate is quoted on such date, the last date on which such rate was quoted), from three (or, if three are not available, then two) recognized foreign exchange dealers in The City of New York (one of which may be the Offering Agent and another of which may be the Exchange Rate Agent) selected by the Exchange Rate Agent, for the purchase by the quoting dealer, for settlement on such Distribution Date, of the aggregate amount payable in such Specified Currency on such payment date in respect of all registered certificates. All currency exchange costs will be borne by the certificateholders of such registered certificates by deductions from such distributions. If no such bid quotations are available, such distributions will be made in such Specified Currency, unless such Specified Currency is unavailable due to the imposition of exchange controls or to other circumstances beyond the Depositor's control, in which case such distributions will be made as described under "Currency Risks--Payment Currency" below.

         Unless otherwise specified in the applicable prospectus supplement and except as specified in the succeeding paragraph, distributions with respect to registered certificates will be made at the corporate trust office or agency of the trustee specified in the applicable prospectus supplement in The City of New York or at the principal London office of the applicable trustee; provided, however, that any such amounts distributable on the final Distribution Date of a certificate will be distributed only upon surrender of such certificate at the applicable location set forth above.

         Unless otherwise specified in the applicable prospectus supplement, distributions on registered certificates in U.S. dollars will be made, except as described below, by check mailed to the registered certificateholders of such certificates (which, in the case of global securities, will be a nominee of the Depositary); provided, however, that, in the case of a series or class of registered certificates issued between a Determination Date and the related Distribution Dates, interest for the period beginning on the issue date for such series or class and ending on the last day of the interest accrual period ending immediately prior to or coincident with such Distribution Date will, unless otherwise specified in the applicable prospectus supplement, be distributed on the next succeeding Distribution Date to the registered certificateholders of the registered certificates of such series or class on the related Determination Date. A certificateholder of $10,000,000 (or the equivalent thereof in a Specified Currency other than U.S. dollars) or more in aggregate principal amount of registered certificates of a given series shall be entitled to receive such U.S. dollar distributions by wire transfer of immediately available funds, but only if appropriate wire transfer instructions have been received in writing by the trustee for such series not later than fifteen calendar days prior to the applicable Distribution Date. Simultaneously with the election by any certificateholder to receive payments in a

Specified Currency other than U.S. dollars (as described above), such certificateholder shall provide appropriate wire transfer instructions to the trustee for such series, and all such payments will be made by wire transfer of immediately available funds to an account maintained by the payee with a bank located outside the United States.


         Except as otherwise specified in the applicable prospectus supplement, "Business Day" with respect to any certificate means any day, other than a Saturday or Sunday, that is (i) not a day on which banking institutions are authorized or required by law or regulation to be closed in
(a) The City of New York or (b) if the Specified Currency for such certificate is other than U.S. dollars, the financial center of the country issuing such Specified Currency (which, in the case of ECU, shall be Brussels, Belgium) and
(ii) if the Certificate Rate for such certificate is based on LIBOR, a London Banking Day. "London Banking Day" with respect to any certificate means any day on which dealings in deposits in the Specified Currency of such certificate are transacted in the London interbank market. The Determination Date with respect to any Distribution Date for a series or class of registered certificates shall be specified as such in the applicable prospectus supplement.


Interest on the Certificates


         General. Each class of certificates (other than certain classes of Strip Certificates) of a given series may have a different Certificate Rate, which may be a Fixed or Floating Certificate Rate, as described below. In the case of Strip Certificates with a nominal or no Certificate Principal Balance, such distributions of interest will be in an amount described in the applicable prospectus supplement. For purposes hereof, "Notional Amount" means the notional principal amount specified in the applicable prospectus supplement on which interest on Strip Certificates with a nominal or no Certificate Principal Balance will be made on each Distribution Date. Reference to the Notional Amount of a class of Strip Certificates herein or in a prospectus supplement does not indicate that such certificates represent the right to receive any distribution in respect of principal in such amount, but rather the term "Notional Amount" is used solely as a basis for calculating the amount of required distributions and determining certain relative Voting Rights, all as specified in the applicable prospectus supplement. The Certificate Rate will be described in the applicable prospectus supplement and will be based upon the rate of interest received on the Underlying Securities, credit support, if any, and any payments payable in respect of the Retained Interest (if any).

         Fixed Rate Certificates. Each series (or, if more than one class exists, each class within such series) of certificates with a fixed Certificate Rate ("Fixed Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date, or from the last date to which interest has been paid, at the fixed Certificate Rate stated on the face thereof and in the applicable prospectus supplement until the principal amount thereof is distributed or made available for repayment (or, in the case of Fixed Rate Certificates with a nominal or no principal amount, until the Notional Amount thereof is reduced to zero), except that, if so specified in the applicable prospectus supplement, the Certificate Rate for such series or any such class or classes may be subject to adjustment from time to time in response to designated changes in the rating assigned to such certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such prospectus supplement. Unless otherwise set forth in the applicable prospectus supplement, interest on each series or class of Fixed Rate Certificates will be distributable in arrears on each Distribution Date specified in such prospectus supplement. Each such distribution of interest shall include interest accrued through the day specified in the applicable prospectus supplement. Unless otherwise specified in the applicable prospectus supplement, interest on Fixed Rate Certificates will be computed on the basis of a 360-day year of twelve 30-day months.

         Floating Rate Certificates. Each series (or, if more than one class exists, each class within such series) of certificates with a variable Certificate Rate ("Floating Rate Certificates") will bear interest, on the outstanding Certificate Principal Balance (or Notional Amount, if applicable), from its Original Issue Date to the first Interest Reset Date for such series or class at the initial Certificate Rate set forth on the face thereof and in the applicable prospectus supplement ("Initial Certificate Rate"). Thereafter, the Certificate Rate on such series or class for each Interest Reset Period will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified in the applicable prospectus supplement as being applicable to such series or class, and the "Spread Multiplier" is the percentage that may be specified in the applicable prospectus supplement as being applicable to such series or class, except that if so specified in the applicable prospectus supplement, the Spread or Spread Multiplier on such series or any such class or classes of

Floating Rate Certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to such certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in such prospectus supplement. The applicable prospectus supplement, unless otherwise specified therein, will designate one of the following Base Rates as applicable to a Floating Rate Certificate:

   o     LIBOR (a "LIBOR Certificate");

   o     the Commercial Paper Rate (a "Commercial Paper Rate Certificate");

   o     the Treasury Rate (a "Treasury Rate Certificate");

   o     the Federal Funds Rate (a "Federal Funds Rate Certificate");

   o     the CD Rate (a "CD Rate Certificate");

   o the prime loan rates or base lending rates of major U.S. banks (a "Prime Rate Certificate");

   o     the constant maturities swap rate (a "CMS Rate Certificate"); or

   o such other Base Rate as is specified in such prospectus supplement and which shall be a recognized interest rate index on which funds are commonly borrowed in the U.S. capital markets and shall in no event be or be based on a commodity or equity index.

         The "Index Maturity" for any series or class of Floating Rate Certificates is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publications, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

         As specified in the applicable prospectus supplement, Floating Rate Certificates of a given series or class may also have either or both of the following (in each case expressed as a rate per annum on a simple interest basis): (i) a maximum limitation, or ceiling, on the rate at which interest may accrue during any interest accrual period specified in the applicable prospectus supplement ("Maximum Certificate Rate") and (ii) a minimum limitation, or floor, on the rate at which interest may accrue during any such interest accrual period ("Minimum Certificate Rate"). In addition to any Maximum Certificate Rate that may be applicable to any series or class of Floating Rate Certificates, the Certificate Rate applicable to any series or class of Floating Rate Certificates will in no event be higher than the maximum rate permitted by applicable law, as the same may be modified by United States law of general application.

         The Depositor will appoint, and enter into agreements with, agents (each a "Calculation Agent") to calculate Certificate Rates on each series or class of Floating Rate Certificates. The applicable prospectus supplement will set forth the identity of the Calculation Agent for each series or class of Floating Rate Certificates. All determinations of interest by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the holders of Floating Rate Certificates of a given series or class.

         The Certificate Rate on each class of Floating Rate Certificates will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period" for such class, and the first day of each Interest Reset Period being an "Interest Reset Date"), as specified in the applicable prospectus supplement. Interest Reset Dates with respect to each series, and any class within such series of Floating Rate Certificates, will be specified in the applicable prospectus supplement; provided, however, that unless otherwise specified in such prospectus supplement, the Certificate Rate in effect for the ten days immediately prior to the Final Scheduled Distribution Date (as defined in the prospectus supplement) will be that in effect on the tenth day preceding such Final Scheduled Distribution Date. If an Interest Reset Date for any class of Floating Rate Certificates would otherwise be a day that is not a Business Day, such Interest Reset Date will occur on a prior or succeeding Business Day, specified in the applicable prospectus supplement.


         Unless otherwise specified in the applicable prospectus supplement, interest payable in respect of Floating Rate Certificates shall be the accrued interest from and including the Original Issue Date of such series or class or the last Interest Reset Date to which interest has accrued and been distributed, as the case may be, to but excluding the immediately following Distribution Date.

         With respect to a Floating Rate Certificate, accrued interest shall be calculated by multiplying the Certificate Principal Balance of such certificate (or, in the case of a Strip Certificate with no or a nominal Certificate Principal Balance, the Notional Amount specified in the applicable prospectus supplement) by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified in the applicable prospectus supplement, the interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day is computed by dividing the Certificate Rate in effect on such day by 360, in the case of LIBOR Certificates, Commercial Paper Rate Certificates, Federal Funds Rate Certificates and CD Rate Certificates or by the actual number of days in the year, in the case of Treasury Rate Certificates. For purposes of making the foregoing calculation, the variable Certificate Rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

         Unless otherwise specified in the applicable prospectus supplement, all percentages resulting from any calculation of the Certificate Rate on a Floating Rate Certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation on Floating Rate Certificates will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

         Interest on any series (or class within such series) of Floating Rate Certificates will be distributable on the Distribution Dates and for the interest accrual periods as and to the extent specified in the applicable prospectus supplement.

         Upon the request of the holder of any Floating Rate Certificate of a given series or class, the Calculation Agent for such series or class will provide the Certificate Rate then in effect and, if determined, the Certificate Rate that will become effective on the next Interest Reset Date with respect to such Floating Rate Certificate.

         (1) CD Rate Certificates. Each CD Rate Certificate will bear interest for each Interest Reset Period at the Certificate Rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.


         Unless otherwise specified in the applicable prospectus supplement, the "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity designated in the applicable prospectus supplement as published in H.15(519) under the heading "CDs (Secondary Market)." In the event that such rate is not published prior to the time set forth in the related prospectus supplement on the CD Rate Calculation Date pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable prospectus supplement as published in Composite Quotations under the heading "Certificates of Deposit." If by the time set forth in the related prospectus supplement on such CD Rate Calculation Date, such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent for such CD Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination
Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the applicable prospectus supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Certificate Rate).


         The "CD Rate Calculation Date" pertaining to any CD Rate
Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.


         (2) CMS Rate Certificates. Each CMS Rate Certificate will bear interest for each Interest Reset Period at the Certificate Rate calculated with reference to a constant maturity swap rate and the Spread or Spread Multiplier, if any, as specified in such certificate and the applicable prospectus supplement (the "CMS Rate").

              Unless otherwise specified in the applicable prospectus supplement, the "CMS Rate" for each Interest Reset Period will be determined as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CMS Rate Determination Date") by multiplying (i) the principal amount specified in the applicable prospectus supplement, (ii) the rate displayed in the Moneyline Telerate Page 42276 for such Interest Reset Period and (iii) the actual number of days in the related Interest Reset Period, divided by 360 (calculated on the basis of a 360-day year of twelve 30-day months).

              The "Moneyline Telerate Page 42276 Swap Rate" shall be the rate displayed on the Moneyline Telerate Page 42276 by 11:00 a.m., New York City time, on the CMS Rate Calculation Date pertaining to the CMS Rate Determination Date under the heading (or any successor heading) "RATES AS AT 11:00 EST under the column for the Index Maturity specified in the applicable prospectus supplement for such CMS Rate Determination Date. If the above rate is no longer displayed on the relevant page, or if not displayed by the time set forth in the related prospectus supplement on the CMS Rate Calculation Date, then the CMS Rate will be the rate for U.S. Dollar swaps with a maturity of the Index Maturity designated in the applicable prospectus supplement, expressed as a percentage, which appears on the Reuters Screen ISDAFIX1 Page as of the time set forth in the related prospectus supplement on the CMS Rate Calculation Date. If that information is no longer displayed by the time set forth in the related prospectus supplement on the CMS Rate Calculation Date, then the CMS Rate will be a percentage determined on the basis of the mid-market semi-annual swap rate quotations provided by five (or such other number as may be specified in the related prospectus supplement) leading swap dealers in the New York City interbank market at the time set forth in the related prospectus supplement on the CMS Rate Calculation Date. For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the Index Maturity designated in the applicable prospectus supplement commencing on that CMS Rate Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/ 360 day count basis, is equivalent to "LIBOR Moneyline Telerate" with a maturity of three months.

         "CMS Rate Calculation Date" pertaining to any CMS Rate Determination Date shall be the next succeeding Business Day.

         (3)  Commercial Paper Rate Certificates. Each Commercial Paper
Rate Certificate will bear interest for each Interest Reset Period at the Certificate Rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

         Unless otherwise specified in the applicable prospectus supplement, the "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent for such Commercial Paper Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable prospectus supplement, as such rate shall be published in H.15(519) under the heading "Commercial Paper." In the event that such rate is not published prior to the time set forth in the related prospectus supplement on the Commercial Paper Rate Calculation Date pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading

"Commercial Paper." If by the time set forth in the related prospectus supplement on such Commercial Paper Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated "AA" or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Certificate
Rate).

         "Money Market Yield" shall be a yield calculated in accordance with the following formula:


                                             DX 360 X 100
                        Money Market Yield = -------------
                                             360--(DXM)

         where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis ] and expressed as a decimal, and "M" refers to the actual number of days in the specified Index Maturity.

         The "Commercial Paper Rate Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.


         (4) Federal Funds Rate Certificates. Each Federal Funds Rate Certificate will bear interest for each Interest Reset Period at the Certificate Rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

         Unless otherwise specified in the applicable prospectus supplement, the "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)." In the event that such rate is not published prior to the time set forth in the related prospectus supplement on the Federal Funds Rate Calculation Date pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by the time set forth in the related prospectus supplement on such Federal Funds Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by the time set forth in the related prospectus supplement on such Federal Funds Rate Calculation Date, the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Certificate Rate). Unless otherwise specified in the applicable prospectus supplement, in the case of a Federal Funds Rate Certificate that resets daily, the Certificate Rate on such certificate for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such certificate on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rate in effect with respect to each such day in such week.

         The "Federal Funds Rate Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

         (5) LIBOR Certificates. Each LIBOR Certificate will bear interest for each Interest Reset Period at the Certificate Rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

         With respect to LIBOR indexed to the offered rate for U.S. dollar deposits, unless otherwise specified in the applicable prospectus supplement, "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent for any LIBOR Certificate as follows:


         On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Certificate will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable prospectus supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Reuters Screen LIBO Page" means the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Certificate.


         If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Certificate will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Certificate at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as specified in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Certificate Rate).

         If LIBOR with respect to any LIBOR Certificate is indexed to the offered rates for deposits in a currency other than U.S. dollars, the applicable prospectus supplement will specify the method for determining such rate.


         (6) Prime Rate Certificates. Each Prime Rate Certificate will bear interest for each Interest Reset Period at the Interest Rate calculated with reference to the Prime Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

         Unless otherwise specified in the applicable prospectus supplement, the "Prime Rate" for each Interest Reset Period shall be the effective date on the Interest Reset Date for such Interest Reset Period (a "Prime Rate Determination Date") for the prime rate as published in H.15(519) for that day opposite the caption "Bank prime loan". In the event that such rate is not published prior to the time set forth in the related prospectus supplement on the Prime Rate Calculation Date pertaining to such Prime Rate Determination Date, the "Prime Rate" for such Interest Reset Period will be the rate set forth in H. 15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, for that day opposite the caption "Bank prime loan". If, by the time set forth in the related prospectus supplement on such Prime Rate Calculation Date, such rate is not yet published in H. 15(519), H. I5 Daily Update or another recognized electronic source, the "Prime Rate" for that Interest Reset Period will be the rate for the first preceding day for which such rate is set forth in H. 15(519) opposite the caption "Bank prime loan".

         (7) Treasury Rate Certificates. Each Treasury Rate Certificate will bear interest for each Interest Reset Period at the Certificate Rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified in such certificate and in the applicable prospectus supplement.

         Unless otherwise specified in the applicable prospectus supplement, the "Treasury Rate" for each Interest Reset Period will be either

   o the rate for the auction held on the Treasury Rate Determination Date for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified in the applicable prospectus supplement, as such rate shall be published in H.15(519) under the heading "U.S. Government Certificates-Treasury bills-auction average (investment)", or

   o the rate for such Interest Reset Period equal to the yield for United States Treasury securities at "constant maturity" having the Index Maturity specified in the applicable prospectus supplement published in H.15(519) under the caption "Treasury constant maturities", as such yield is displayed on the Telerate Page 7051 on the CMT Rate Determination Date (as defined below) pertaining to such Interest Reset Period.

         In the event that such rate is to be determined as set forth in the first bullet above, but is not published prior to the time set forth in the related prospectus supplement on the Treasury Rate Calculation Date pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as described above by the time set forth in the related prospectus supplement on such Treasury Rate Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent for such Treasury Rate Certificate and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Certificate Rate).

         In the event that such rate is to be determined as set forth in the second bullet above, but such rate does not appear on the Telerate Page 7051 on the related CMT Rate Determination Date, the rate for that Interest Reset Period will be a rate equal to the yield for United States Treasury securities at "constant maturity" for having the Index Maturity specified in the applicable prospectus supplement as set forth in H.15(519) under the caption "Treasury constant maturities". If such rate does not appear in H.l5(5l9) on the related CMT Rate Determination Date, the rate for that Interest Reset Period will be the rate for the Index Maturity designated in the applicable prospectus supplement as may then be published by either the Federal Reserve System Board of Governors or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519). If on the related CMT Rate Determination Date, the Federal Reserve System Board of Governors or the United States Department of the Treasury does not publish a yield on United States Treasury securities at "constant maturity" having the Index Maturity designated in the applicable prospectus supplement, the rate for that Interest Reset Period will be calculated by the Calculation Agent and will be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 p.m., New York City time, on the CMT Rate Determination Date, of three leading primary United States government securities dealers in New York City by the Calculation Agent (from five such dealers and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for United States Treasury securities with an original maturity equal to the Index Maturity designated in the applicable prospectus supplement, a remaining term to maturity no more than one year shorter than such Index Maturity and in a representative amount. If fewer than five but more than two such prices are provided as requested, the rate for that Interest Reset Period will be based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations will be eliminated. If fewer than three prices are provided as requested, the rate for that Interest Reset Period will be calculated by the Calculation Agent and will be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 p.m., New York City time, on the CMT Rate Determination Date of three leading primary United States government securities dealers in New York City selected by the Calculation Agent (from five such dealers and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for United States Treasury securities with an original maturity greater than the Index Maturity designated in the applicable prospectus supplement, a remaining term to maturity closest to such Index Maturity and in a representative amount. If fewer than five but more than two such prices are provided, the rate for that Interest Reset Date will be based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations will be eliminated. If two United States Treasury securities with an original maturity greater than the Index Maturity designated in the applicable prospectus supplement have remaining terms to maturity equally close to such Index Maturity, the quotes for the Treasury security with the shorter of term to maturity will be used.

         The "CMT Rate Determination Date" pertaining to any interest Reset Period will be the second U.S. Government Securities Business Days prior to the related Interest Reset Date.

         The "Treasury Rate Determination Date" for any Interest Reset Period will be the day which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction every Monday, unless a Monday is a legal holiday, in which case the auction is normally held on the following Tuesday or the preceding Friday. If, as the result of a legal holiday, an auction is held on the preceding Friday, that Friday will be the Treasury Rate Determination Date for the Interest Reset Period commencing in the following week. Unless otherwise specified in the applicable prospectus supplement, if an auction date falls on any day that would otherwise be an Interest Reset Date for a Treasury Rate Certificate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

         The "Treasury Rate Calculation Date" pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.


Principal of the Certificates


         Unless otherwise specified in the applicable prospectus supplement, each certificate (other than certain classes of Strip Certificates) will have a "Certificate Principal Balance" which, at any time, will equal the maximum amount that the holder thereof will be entitled to receive in respect of principal out of the future cash flow on the Deposited Assets and other assets included in the related issuing entity. Unless otherwise specified in the applicable prospectus supplement, distributions generally will be applied to undistributed accrued interest on, then to principal of, and then to premium (if any) on, each such certificate of the class or classes entitled thereto (in the manner and priority specified in such prospectus supplement) until the aggregate Certificate Principal Balance of such class or classes has been reduced to zero. The outstanding Certificate Principal Balance of a certificate will be reduced to the extent of distributions of principal thereon, and, if applicable pursuant to the terms of the related series, by the amount of any net losses realized on any Deposited Asset ("Realized Losses") allocated thereto. Unless otherwise specified in the applicable prospectus supplement, the initial aggregate Certificate Principal Balance of all classes of certificates of a series will equal the outstanding aggregate principal balance of the related Deposited Assets as of the applicable Cut-off Date. The initial aggregate Certificate Principal Balance of a series and each class thereof will be specified in the applicable prospectus supplement. Distributions of principal of any class of certificates will be made on a pro rata basis among all the certificates of such class. Strip Certificates with no Certificate Principal Balance will not receive distributions of principal.


Foreign Currency Certificates


         If the specified currency of any certificate is not U.S. dollars (a "Foreign Currency Certificate"), certain provisions with respect thereto will be specified in the applicable prospectus supplement which will set forth the denominations, the currency or currencies in which the principal and interest with respect to such certificate are to be paid and any other terms and conditions relating to the non-U.S. dollar denominations or otherwise applicable to the certificates.

Dual Currency Certificates

         Certificates may be issued as dual currency certificates ("Dual Currency Certificates"), in which case payments of principal and/or interest in respect of Dual Currency Certificates will be made in such currencies, and rates of exchange will be calculated upon such bases, as indicated in the certificates and described in the applicable prospectus supplement. Other material terms and conditions relating to Dual Currency Certificates will be specified in the certificates and the applicable prospectus supplement.



Optional Exchange


         The related prospectus supplement may provide that the Depositor, a specified affiliate of the Depositor, or others specified in the prospectus supplement, may exchange certificates of the related series for a pro rata portion of the Deposited Assets. Any such exchange right will be subject to restrictions relating to frequency, prior notice and minimum amount. In addition, any right of exchange shall be exercisable only to the extent that the exchange would not be inconsistent with the Depositor's and the issuing entity's continued satisfaction of the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 and would not affect the characterization of the issuing entity as a "grantor trust" for federal income tax purposes as described under "Material Federal Income Tax Consequences". The terms of any right of exchange will include and relate to, but are not limited to, the following:

   o a requirement that the exchanging holder tender to the trustee an equal proportionate amount of the certificates of each class within the related series;

   o a minimum Certificate Principal Balance or Notional Amount, as applicable, with respect to each class of certificates being tendered for exchange;

   o a requirement that the Certificate Principal Balance or Notional Amount, as applicable, of each certificate tendered for exchange be an integral multiple of the authorized denominations for each class as specified in the prospectus supplement;

   o a requirement that any exchange must occur only on a Distribution Date or other specified date as set forth in the prospectus supplement;

   o a requirement that no holder who is otherwise eligible to exchange may participate in more than one exchange during any calendar quarter or such longer period as may be specified in the prospectus supplement;

   o except where the holder is the Depositor or an affiliate of the Depositor, a requirement that any certificates to be exchanged have been held by the exchanging holder for a minimum of six months prior to the exchange date;

   o a requirement that the exchanging holder has provided the trustee with notice of its intent to exchange at least 30 days prior to the date of exchange;

   o a requirement that the exchanging holder has received the written consent of any swap counterparty and shall have made any termination payment to the swap counterparty relating to termination of the portion of the swap agreement corresponding to the portion of the Deposited Assets that are to be exchanged; and

   o for any class of certificates that is listed on a securities exchange, a requirement that after giving effect to the exchange of certificates for Deposited Assets, the certificates that remain outstanding will continue to satisfy the applicable listing requirements.

         Upon completion of an exchange, the exchanged certificates will be cancelled by the trustee and will no longer be outstanding, and the exchanged Deposited Assets will no longer be property of the related issuing entity or otherwise available to make payments on the remaining certificates of the applicable series. Any exercise of an optional exchange right will be structured so that the proportion that the principal amount of each of the Deposited Assets of the related issuing entity bears to the aggregate Certificate Principal Balance or Notional Amount of each class of certificates will not change as a result of the exchange. Likewise, the proportion that any related assets that credit enhance or otherwise support a series of certificates bear to the Certificate Principal Balance or Notional Amount of each class of certificates will also not change as a result of the exchange. Any expenses related to the exchange will be the obligation of the party effecting the exchange and the issuing entity will incur no expense as a result.


Default and Remedies

         If there is a payment default on or acceleration of the Underlying Securities, then: (i) the trustee will sell all of such Underlying Securities and a pro rata portion of the Related Assets and distribute the proceeds from the sale to the certificateholders in accordance with the Allocation Ratio (any such sale may result in a loss to the certificateholders of the relevant series if the sale price is less than the purchase price for such Underlying Securities), (ii) the trustee will distribute such Underlying Securities and a pro rata portion of the Related Assets in kind to the certificateholders in accordance with the Allocation Ratio, or (iii) the Depositor will provide to the certificateholders the financial and other information required by the SEC. The choice of remedies will be specified for a given series in the prospectus supplement, and the trustee, Depositor and certificateholders will have no discretion in this respect.

         The "Allocation Ratio" is the allocation between classes of a given series of the total expected cash flows from the Deposited Assets of that series. The applicable prospectus supplement for any series with more than one class will specify the Allocation Ratio for that series. In addition to default or acceleration on Underlying Securities, the Allocation Ratio relates to voting rights held by owners of Underlying Securities because such rights will be allocated among the certificateholders of different classes of a given series in accordance with their economic interests. Further, the Allocation Ratio applies in the event of a sale or distribution of Underlying Securities once an issuer of Concentrated Underlying Securities ceases to file periodic reports under the Exchange Act, as discussed below under "Description of Deposited Assets--Principal Terms of Underlying Securities."

Call Right


         Bear Stearns, or the Depositor, or if so specified in the relevant prospectus supplement, a transferee as a result of a private placement to eligible investors, may hold the right to purchase all or some of the certificates of a given series or class from the holders thereof (the "Call on Certificates") or all or some of the Underlying Securities of a given series from the issuing entity (the "Call on Underlying Securities" and, together with the Call on Certificates, the "Call Right"). If one or more specified persons holds a Call Right, the applicable prospectus supplement will designate such series as a "Callable Series."


         The terms upon which any such specified person or entity may exercise a Call Right will be specified in the applicable prospectus supplement. Such terms may relate to, but are not limited to, the following:

   o     the initial holder of the Call Right;

   o whether the Certificate Principal Balance or Notional Amount (as defined below) of each certificate being purchased pursuant to the Call Right must be an Authorized Denomination;

   o     the Call Date or Dates; and

   o     the Call Price.

         After receiving notice of the exercise of a Call Right, the trustee will provide notice thereof as specified in the standard terms. Upon the satisfaction of any applicable conditions to the exercise of a Call Right, each certificateholder will be entitled to receive (in the case of a purchase of less than all of the certificates) payment of a pro rata share of the Call Price paid in connection with such exercise. In addition, in conjunction with the exercise of a Call on Underlying Securities in respect of all or a portion of the Underlying Securities, the certificates will be redeemed in whole, pro rata or in accordance with the Allocation Ratio, as applicable and as specified in the applicable prospectus supplement. A Call Right is not expected to be exercised unless the value of the Underlying Securities exceeds the Call Price payable upon exercise of the Call Right.

Put Right


         Certificates may be issued with Underlying Securities that permit the holder thereof to require the issuer of the Underlying Securities to repurchase or otherwise repay (in each case, a "Put Option") such Underlying Securities ("Puttable Underlying Securities") on or after a fixed date. In such cases, the trustee for such series of certificates will exercise the Put Option on the first date such option is available to be exercised (the "Put Date") and the Put Date will also be the Final Scheduled Distribution Date with respect to such series; provided, however, if the holder of a Call Right has exercised that right prior to the Final Scheduled Distribution Date, then the certificates of the Callable Series will be redeemed as described in "Description of the Certificates--Call Right." The Depositor will not issue a series of certificates with Puttable Underlying Securities if it would either
(i) cause the issuing entity or Depositor to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940 or (ii) affect the characterization of the issuing entity as a "grantor trust" under the Code.

Trust Liquidation Events

         Each prospectus supplement will specify: (i) any events that may lead to liquidation of the Deposited Assets, (ii) the method of liquidation of the Deposited Assets and the applicable issuing entity, (iii) the manner in which the proceeds from the liquidation of the Deposited Assets will be distributed to the certificateholders, subject to the priorities set forth in the applicable prospectus supplement, as well as (iv) remedies, if any, of the certificateholders upon the occurrence of any of these events.


Global Securities


         Unless otherwise specified in the applicable prospectus supplement, all certificates of a given series (or, if more than one class exists, any given class within that series) will, upon issuance, be represented by one or more global securities. The global securities will be deposited with, or on behalf of, The Depository Trust Company ("DTC"), New York, New York (for registered certificates denominated and payable in U.S. dollars), or such other depositary identified in the applicable prospectus supplement (the "Depositary"), and registered in the name of a nominee of the Depositary. Global securities may be issued in registered form and in either temporary or permanent form. Unless and until it is exchanged in whole or in part for the individual certificates represented thereby (each, a "definitive certificate"), a global security may not be transferred except as a whole by the Depositary for such global security to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor of such Depositary or a nominee of such successor.


         DTC has advised the Depositor as follows: DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participating organizations and to facilitate the clearance and settlement of securities transactions among the institutions that have accounts with the Depositary ("participants") in such securities through electronic book-entry changes in the accounts of the Depositary participants, thereby eliminating the need for physical movement of securities certificates. The Depositary's participants include securities brokers and dealers (including Bear Stearns), banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own the Depositary. Access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly. DTC has confirmed to the Depositor that it intends to follow such procedures.

         Upon the issuance of a global security, the Depositary for the global security will credit, on its book-entry registration and transfer system, the respective principal amounts or notional amounts, if applicable, of the individual certificates represented by such global security to the accounts of its participants. The accounts to be credited shall be designated by the underwriters of such certificates, or, if such certificates are offered and sold directly through one or more agents, by the Depositor or such agent or agents.

         Ownership of beneficial interests in a Global Security will be limited to participants or persons that may hold beneficial interests through participants. Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the Depositary for such global security or by participants or persons that hold through participants. The laws of some states require that certain purchasers of securities take physical delivery of such securities. Such limits and such laws may limit the market for beneficial interests in a global security.

         So long as the Depositary for a global security, or its nominee, is the owner of the global security, the Depositary or the nominee, as the case may be, will be considered the sole certificateholder of the individual certificates represented by such global security for all purposes under the trust agreement governing the certificates. Except as specified below, owners of beneficial interests in a global security will not be entitled to have any of the individual certificates represented by the global security registered in their names, will not receive or be entitled to receive physical delivery of any certificates and will not be considered the certificateholder thereof under the trust agreement governing the certificates. Because the Depositary can only act on behalf of its participants, the ability of a holder of any certificate to pledge that certificate to persons or entities that do not participate in the Depositary's system, or to otherwise act with respect to the certificate, may be limited due to the lack of a physical certificate for the certificate.


         Distributions of principal of (and premium, if any) and any interest on individual certificates represented by a global security will be made to the Depositary or its nominee, as the case may be, as the certificateholder of the global security. None of the Depositor, the trustee, any paying agent, any securities intermediary or the certificate registrar will have responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in a global security or for maintaining, supervising or reviewing any records relating to such beneficial interests.


         The Depositor expects that the Depositary for certificates of a given class and series, upon receipt of any distribution of principal, premium or interest in respect of a definitive global security representing any certificates, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security as shown on the records of such Depositary. The Depositor also expects that payments by participants to owners of beneficial interests in a global security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

         If the Depositary for certificates of a given class of any series is at any time unwilling or unable to continue as Depositary and a successor depositary is not appointed by the Depositor within ninety days, the Depositor will issue individual definitive certificates in exchange for the global security or securities representing such certificates. In addition, the Depositor may at any time and in its sole discretion determine not to have any certificates of a given class represented by one or more global securities and, in such event, will issue individual definitive certificates of such class in exchange for the global security or securities representing such certificates. Further, if the Depositor so specifies with respect to the certificates of a given class, an owner of a beneficial interest in a global security representing certificates of such class may, on terms acceptable to the Depositor and the Depositary of the global security, receive individual definitive certificates in exchange for such beneficial interest. In any such instance, an owner of a beneficial interest in a global security will be entitled to physical delivery of individual definitive certificates of the class represented by the global security equal in principal amount or Notional Amount, if applicable, to such beneficial interest and to have definitive certificates registered in its name (if the certificates of such class are issuable as registered certificates). Individual definitive certificates of such class so issued will be issued as registered certificates in denominations, unless otherwise specified by the Depositor or in the applicable prospectus supplement, of $1,000 and integral multiples thereof if the certificates of such class are issuable as registered certificates.

         The applicable prospectus supplement will specify any specific terms of the depositary arrangement with respect to any class or series of certificates being offered thereby to the extent not specified or different from the description above.

              DESCRIPTION OF DEPOSITED ASSETS AND CREDIT SUPPORT

General


         Each certificate of each series will represent an ownership interest in a designated, publicly issued, security or a pool of securities (the "Underlying Securities"), purchased by the Depositor (or an affiliate thereof) and assigned to a trust as described in the applicable prospectus supplement. The Underlying Securities will consist of one or more of the following issued under the laws of the United States, any U.S. State or any foreign jurisdiction:


   o debt obligations or investment grade term preferred stock issued or guaranteed by one or more corporations, general or limited partnerships, limited liability companies, banking organizations or insurance companies;


   o preferred securities of one or more trusts or other special purpose legal entities ("Trust Preferred Securities");

   o equipment trust certificates, including enhanced equipment trust certificates and pass-through equipment trust certificates ("Equipment Trust Certificates" and together with Corporate Securities and Trust Preferred Securities, the "Private Sector Securities");

   o an obligation issued or guaranteed by the United States of America or any agency thereof for the payment of which the full faith and credit of the United States of America is pledged ("Treasury Securities");

   o an obligation of one or more U.S. government sponsored entities ("GSEs") described below for the payment of which the full faith and credit of the United States of America is not pledged;


   o Government Trust Certificates ("GTCs" and together with Treasury Securities and GSEs, "Domestic Government Securities") described below; or

   o obligations issued or guaranteed by a foreign government or any political subdivision or agency or instrumentality thereof ("Foreign Government Securities" and together with Domestic Government Securities, "Government Securities").


         The Depositor or one of its affiliates will purchase the Underlying Securities in the secondary market.

         With respect to all Underlying Securities

   o neither the issuer of the Underlying Securities nor any of its affiliates will have any direct or indirect agreement, arrangement, relationship or understanding, written or otherwise, relating to the issuance, sale or offering of the related series of certificates,

   o neither the issuer of the Underlying Securities nor any of its affiliates will be an affiliate of the Depositor, the issuing entity issuing the related series of certificates or any underwriter of the related series of certificates, and

   o at the time of the offering and issuance of the related series of certificates, the Depositor will be free to publicly resell the Underlying Securities without registration under Securities Act, including, but not limited to the following:

   - if the Underlying Securities are restricted securities, as defined in Rule 144(a)(3) under the Securities Act, the Underlying Securities will meet the conditions set forth in Rule 144(k) for the sale of restricted securities

   - the Underlying Securities will not be part of a subscription or unsold allotment as part the initial distribution of such securities pursuant to a registered offering under the Securities Act, and if the Depositor or any underwriter of the related series of certificates offered under this prospectus was an underwriter or an affiliate of an underwriter in a registered offering of the Underlying Securities, the Underlying Securities will have been purchased at arm's length in the secondary market at least three months after the last sale of any unsold allotment or subscription by the affiliated underwriter that participated in the registered offering of the Underlying Securities.

         With respect to any Underlying Securities (other than Treasury Securities) that constitute Concentrated Underlying Securities, to the knowledge of the Depositor, as of the offering and issuance of the related series of certificates, one of the criteria set forth under Item 1100(c)(2)(ii) of the SEC's Regulation AB will be true with respect to the issuer and any guarantor of the Underlying Securities. Accordingly, the related prospectus supplement will contain a reference to the issuer's periodic reports (or the issuer's parent with respect to clause (C) of Item 1100(c)(2)(ii)) under Section 13(a) or 15(d) of the Exchange Act hat are on file with the SEC (or are otherwise publicly available with respect to an issuer that is a GSE meeting the requirements of clause (F) of Item 1100(c)(2)(ii)) along with a statement of how those reports may be accessed, including the issuer's SEC file number, if applicable.

         With respect to any Underlying Securities (other than Treasury Securities) that constitute Concentrated Underlying Securities, the information referred to in the related prospectus supplement, as described in the preceding paragraph, will include the following financial information:

         (1) if the Concentrated Underlying Securities represent 10% or more but less than 20% of the Deposited Assets, selected financial data meeting the requirements of Item 301 of the SEC's Regulation S-K and

         (2) if the Concentrated Underlying Securities represent 20% or more of the Deposited Assets, financial statements meeting the requirements of the SEC's Regulation S-X,

               except for certain Items of S-X that may be excluded in accordance with Item 1112(b)(2) of Regulation AB; provided, however, that, instead of the above,

                  o if the Concentrated Underlying Securities are Foreign Government Securities that are backed by the full faith and credit of a foreign government, the related prospectus supplement may not refer to any such information if such Foreign Government Securities are rated investment grade, or may refer to information required by paragraph (5) of Schedule B of the Securities Act if such Foreign Government Securities are not rated investment grade, and

                  o if the Concentrated Underlying Securities were issued by a foreign business (as defined Rule 1-02 of the SEC's Regulation S-X) the related prospectus supplement may refer (1) if the Concentrated Underlying Securities represent 10% or more but less than 20% of the Deposited Assets, to selected financial data meeting the requirements of Item 3.A of the SEC's Form 20-F (provided, that, if a reconciliation to U.S. generally accepted accounting principals called for by Instruction 2 to Item 3.A. is unavailable or not obtainable without unreasonable cost or expense, in lieu of such a reconciliation the applicable referenced information may include, a narrative description of all material variations in accounting principals, practices and methods used in preparing the non-U.S. GAAP financial statements used as a basis for the selected financial data from those accepted in the U.S.) and (2) if the Concentrated Underlying Securities represent 20% or more of the Deposited Assets, to financial statements meeting the requirements of Item 17 of Form 20-F for the periods specified by Item 8.A of Form 20-F.

In all cases, those reports referred to in the related prospectus supplement should be reviewed by any prospective certificateholder of the issuing entity containing the Underlying Securities.

         In addition, for each series of certificates for which the Underlying Securities include Concentrated Underlying Securities, whenever the issuing entity issuing such certificates is required to file reports on Forms 10-D or 10-K under the Exchange Act, such reports will also be required to refer to the applicable financial information described above in accordance with Item 1100(c)(2)(ii) of Regulation AB for any period in which updated information is required pursuant to Item 1112(b) of Regulation AB. As will be further described in the prospectus supplement for any such series of certificates, the related issuing entity will liquidate in the manner set forth in the prospectus supplement if the issuing entity is for any reason unable to reference the required financial information when it is required to do so. This could occur, for example, if the obligor of the Underlying Securities does not report the information either because of a failure on its part to report as it is required to or because it is no longer required to do so under the SEC's rules. See "Description of the Certificates--Trust Liquidation Events" in this prospectus. In such a circumstance, if so specified in the related prospectus supplement, instead of liquidating the applicable issuing entity, the Depositor may attempt to delist the certificates from any securities exchange on which the certificates are then listed and effect a withdrawal of the certificates from registration under the Exchange Act if doing so would permit the issuing entity to not liquidate.

         The applicable prospectus supplement will also describe the material terms of any Concentrated Underlying Securities, whether they are Private Section Securities or Government Securities. For a pool of Underlying Securities that are not Concentrated Underlying Securities, the applicable prospectus supplement will disclose a general description of the material terms of the Underlying Securities and statistical information relating to the economic terms of the Underlying Securities. See "--Principal Economic Terms of the Underlying Securities" below.

         The following description of the Underlying Securities is intended only to summarize certain characteristics of the Underlying Securities the Depositor is permitted to deposit in an issuing entity. It is not a complete description of any prospectus relating to any Underlying Security or any Underlying Securities Indenture. Please refer to the related prospectus supplement for information about the specific Underlying Securities for your series of certificates. All information contained in a prospectus supplement with respect to any Underlying Security will be derived solely from descriptions contained in a publicly available prospectus or other offering document for that Underlying Security, any publicly available filings with respect to the underlying security or underlying security issuer or guarantor, or other publicly available information. Investors should note that the issuers of the Underlying Securities are not participating in any offering of certificates and that the Depositor and Wachovia Securities will not be able to perform, and will not perform, the analysis and review of such issuers that an underwriter of the Underlying Securities would perform.

         No series of certificates, including any series for which the Underlying Securities include Government Securities, will be insured or guaranteed by any government or governmental agency or instrumentality.


Underlying Securities

Private Sector Securities

         Private Sector Securities will be either:

   o     Corporate Securities;


   o     Trust Preferred Securities; or

   o     Equipment Trust Certificates.


         Corporate Securities. Corporate Securities may consist of senior or subordinated debt obligations issued by domestic or foreign issuers, or investment grade term preferred stock issued by domestic issuers, as described above.

      Debt obligations may be issued with a wide variety of terms and conditions. Set forth below is a description of certain features that may be associated with one or more Underlying Securities consisting of debt obligations.


      Indentures. With respect to senior or subordinated debt obligations, the applicable prospectus supplement will specify whether each Underlying Security will have been issued pursuant to an agreement (each, an "Underlying Securities Indenture") between the issuer of the Underlying Securities and a trustee (the "Underlying Securities Trustee"). If so specified in the applicable prospectus supplement, the Underlying Securities Indenture, if any, and the Underlying Securities Trustee, if any, will be qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the Underlying Securities Indenture will contain certain provisions required by the Trust Indenture Act.


      Certain Covenants. If specified in the applicable prospectus supplement, the Underlying Securities that consist of senior or subordinated debt obligations will be issued pursuant to an Underlying Securities Indenture. Indentures generally contain covenants intended to protect security holders against the occurrence or effects of certain specified events, including restrictions limiting the issuer's, and in some cases any of its subsidiary's, ability to:

      o     consolidate, merge, or transfer or lease assets;

      o incur or suffer to exist any lien, charge, or encumbrance upon any of its property or assets;

      o incur, assume, guarantee or suffer to exist any indebtedness for borrowed money if the payment of such indebtedness is secured by the grant of such a lien; or

      o declare or pay any cash dividends, or make any distributions on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any.

      An indenture may also contain financial covenants which, among other things, require the maintenance of certain financial ratios or the creation or maintenance of reserves. Subject to specified exceptions, indentures typically may be amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.


      The Underlying Securities Indenture related to one or more Underlying Securities included in an issuing entity may include some, all or none of the foregoing provisions or variations thereof or additional covenants not discussed herein. To the extent that the Underlying Securities are investment grade debt they are unlikely to contain significant restrictive covenants although certain non-investment grade debt may not be subject to restrictive covenants either. There can be no assurance that any such provision will protect the issuing entity as a holder of the Underlying Securities against losses.

      The prospectus supplement for any series of certificates will describe material covenants in relation to any Underlying Securities (including Foreign Government Securities) that represent ten percent or more of the total Underlying Securities with respect to that series of certificates (a "Concentrated Underlying Security") and, as applicable, will describe material covenants that apply to all of the securities in any pool of Underlying Securities.


      Events of Default. Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Such events of default typically include the following or variations thereof:

      o failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

      o failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities;

      o failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities; or

      o certain events of bankruptcy, insolvency or reorganization of the issuer.

      Remedies. Indentures for Corporate Securities generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities, must, take such action as it may deem appropriate to protect and enforce the rights of the security holders. Certain indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of certain events of default, subject to the issuer's right to cure, if applicable. Generally, an indenture will contain a provision entitling the indenture trustee thereunder to be indemnified by the security holders prior to proceeding to exercise any right or power under such indenture with respect to such securities at the request of such security holders. An indenture is also likely to limit a security holder's right to institute certain actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied, including consent of the indenture trustee, that the proceeding be brought for the ratable benefit of all holders of the security, and/or the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with such request within a reasonable time.


      Each Underlying Securities Indenture or Underlying Security may include some, all or none of the foregoing provisions or variations thereof or additional events of default not discussed herein. The prospectus supplement with respect to any series of certificates will describe the events of default under the Underlying Securities with respect to any Concentrated Underlying Security ("Underlying Security Events of Default") and applicable remedies with respect thereto. With respect to any trust comprised of a pool of securities, the applicable prospectus supplement will describe certain common Underlying Security Events of Default with respect to such pool. There can be no assurance that any such provision will protect the issuing entity, as a holder of the Underlying Securities, against losses. If an Underlying Security Event of Default occurs and the indenture trustee as a holder of the Underlying Securities is entitled to vote or take such other action to declare the principal amount of an Underlying Security and any accrued and unpaid interest thereon to be due and payable, the certificateholders' objectives may differ from those of holders of other securities of the same series and class as any Underlying Security ("Outstanding Debt Securities") in determining whether to declare the acceleration of the Underlying Securities.

      Subordination. As specified in the applicable prospectus supplement, certain of the Underlying Securities may be either senior ("Senior Underlying Securities") or subordinated ("Subordinated Underlying Securities") in right to payment to other existing or future indebtedness of the issuer of the Underlying Securities. With respect to Subordinated Underlying Securities, to the extent of the subordination provisions of such securities, and after the occurrence of certain events, security holders and direct creditors whose claims are senior to Subordinated Underlying Securities, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal (and premium, if any) or any interest on such securities. Consequently, the issuing entity as a holder of subordinated debt may suffer a greater loss than if it held unsubordinated debt of the issuer of the Underlying Securities. There can be no assurance, however, that in the event of a bankruptcy or similar proceeding the issuing entity as a holder of Senior Underlying Securities would receive all payments in respect of such securities even if holders of subordinated securities receive amounts in respect of such securities. Reference is made to the prospectus supplement used to offer any series of certificates for a description of any subordination provisions with respect to any Concentrated Underlying Securities and the percentage of Senior Underlying Securities and Subordinated Underlying Securities, if any, in an issuing entity comprised of a pool of securities.

      Secured Obligations. Certain of the Underlying Securities with respect to any issuing entity may represent secured obligations of the issuer of the Underlying Securities ("Secured Underlying Securities"). Generally, unless an event of default shall have occurred and is continuing, or with respect to certain collateral or as otherwise specified in the indenture pursuant to which such securities were offered and sold, an issuer of secured obligations has the right to remain in possession and retain exclusive control of the collateral securing a security and to collect, invest and dispose of any income related to the collateral. The indenture pursuant to which any secured indebtedness is issued may also contain provisions for release, substitution or disposition of collateral under specified circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the security holders. The indenture pursuant to which any secured indebtedness is issued will also provide for the disposition of the collateral upon the occurrence of specified events of default with respect thereto. In the event of a default in respect of any secured obligation, security holders may experience a delay in payments on account of principal (and premium, if any) or any interest on such securities pending the sale of any collateral and prior to or during such period the related collateral may decline in value. If proceeds of the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of such securities (to the extent not repaid from the proceeds of the sale of the collateral) would have only an unsecured claim ranking pari passu with the claims of all other general unsecured creditors.

      The Underlying Securities Indenture with respect to any Secured Underlying Security may include, some, all or none of the foregoing provisions or variations thereof. The prospectus supplement used to offer any series of certificates which includes Concentrated Underlying Securities which are Secured Underlying Securities, will describe the security provisions of the Underlying Securities and the related collateral. With respect to any issuing entity comprised of a pool of securities, a substantial portion of which are Secured Underlying Securities, the applicable prospectus supplement will disclose general information with respect to such security provisions and the collateral.

      Trust Preferred Securities. As specified in the applicable prospectus supplement, an issuing entity may include one or more Trust Preferred Securities. Trust Preferred Securities are preferred equity securities issued by a trust, such as a Delaware statutory business trust, established for the purpose of issuing common and preferred equity securities and investing the proceeds in certain subordinated debt obligations. The subordinated debt obligations are issued by the parent of the trust, i.e., the company to whom the trust issues its common equity securities, or by an affiliate of such parent. Trust Preferred Securities generally have economic characteristics that mirror those of the subordinated debt obligations that are the trusts' principal assets. Specifically, the Trust Preferred Securities generally have a liquidation preference equal to the principal balance of the subordinated debt obligations and are subject to mandatory redemption on the maturity date of the subordinated debt obligations, or such earlier date as the issuer optionally prepays the subordinated debt. The Trust Preferred Securities generally pay dividends at a rate approximately equal to the interest rate on the subordinated debt obligations, and such dividends and interest payments generally are due on or about the same date.


      The trusts that issue Trust Preferred Securities generally have no assets other than the subordinated debt obligations issued by such trusts' affiliates. Such subordinated debt obligations are subordinated to all other unsubordinated debt of such affiliates, including such debt issued subsequent to issuance of such subordinated debt obligations.

      In view of the relationship of the trusts that issue Trust Preferred Securities to their parent companies and in view of certain undertakings by such parents, such trusts in each case will not file reports under the Exchange Act so long as their parent companies file reports under the Exchange Act.


      Equipment Trust Certificates. As specified in the related prospectus supplement, an issuing entity may include one or more Equipment Trust Certificates. Equipment Trust Certificates are generally issued, in one or more classes, by a trust or other special purpose legal entity that owns equipment or by an owner/operator of the equipment, including airlines (an "ETC Issuer"). Such obligations of the ETC Issuers are secured by mortgages of the equipment and, in the case of special purpose ETC Issuers, typically are supported by assignments of lease payments on equipment under leases to operators of the equipment. Pass-through Equipment Trust Certificates are issued by a trust or other special purpose legal entity that holds Equipment Trust Certificates of other ETC Issuers.

      The ETC Issuer which is an owner/operator of the equipment or the lessee of the equipment from the ETC Issuer which is a special purpose legal entity is referred to as the "ETC Credit Entity." In view of the relationship of special purpose ETC Issuers to ETC Credit Entities, ETC Issuers generally will not file reports under the Exchange Act.




Government Securities

      Government Securities will be either:

o     GSE Securities;

o     GTCs;

o     Treasury Securities; or

o     Foreign Government Securities.


      GSE Securities. As specified in the applicable prospectus supplement, the obligations of one or more of the following GSEs may be included in an issuing entity: Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Resolution Funding Corporation, Federal Home Loan Banks (to the extent such obligations represent the joint and several obligations of the twelve Federal Home Loan Banks), Tennessee Valley Authority and Federal Farm Credit Banks. GSE debt securities generally are exempt from registration under the Securities Act pursuant to Section 3(a)(2) of the Securities Act (or are deemed by statute to be so exempt) and are not required to be registered under the Exchange Act. The securities of any GSE will be included in an issuing entity only to the extent (A) its obligations are supported by the full faith and credit of the U.S. government or (B) the organization makes publicly available its annual report, which shall include financial statements or similar financial information with respect to the organization. Based on information contained in the offering document pursuant to which any GSE issuer's securities were originally offered, the applicable prospectus supplement will specify information with respect to the public availability of information with respect to any GSE issuer the debt securities of which constitute more than ten percent of the Underlying Securities for any series of certificates as of the date of the prospectus supplement. The specific terms and conditions of the Underlying Securities will be specified in the applicable prospectus supplement.


      In the case of a GSE issuer there will generally be a fiscal agent with respect to any related Underlying Security whose actions will be governed by a fiscal agency agreement. A fiscal agent is not a trustee for the holders of the Underlying Securities and does not have the same responsibilities or duties to act for the holders of a GSE's securities as would a trustee. Unless otherwise specified in the applicable prospectus supplement, the Underlying Securities with respect to any GSE issuer will not be guaranteed by the United States and do not constitute a debt or obligation of the United States or of any agency or instrumentality thereof other than the related GSE.

      Contractual and Statutory Restrictions. A GSE issuer and the related Underlying Securities may be subject to contractual and statutory restrictions which may provide some protection to securityholders against the occurrence or effects of specified events. Unless otherwise specified in the applicable prospectus supplement, each GSE is limited to the activities as will promote its statutory purposes as set forth in the publicly available information with respect to the issuer. See "Description of the Deposited Assets--Publicly Available Information" in the applicable prospectus supplement. A GSE's promotion of its statutory purposes, as well as its statutory, structural and regulatory relationships with the federal government may cause or require the GSE to conduct its business in a manner that differs from that an enterprise which is not a GSE might employ.

      Neither the United States nor any agency thereof is obligated to finance any GSE issuer's operations or to assist a GSE issuer in any manner. Prospective purchasers should consult the publicly available information with respect to each GSE issuer for a more detailed description of the regulatory and statutory restrictions on the related GSE's activities.

      Events of Default. Underlying Securities issued by a GSE Issuer may provide that any one of a number of specified events will constitute an event of default with respect to the securities issued thereunder. Events of default typically include the following or variations thereof:

      o failure by the issuer to pay an installment of interest or principal on the securities at the time required (subject to any specified grace period) or to redeem any of the securities when required (subject to any specified grace period);

      o failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture or authorizing legislation or regulation, as the case may be, which failure is materially adverse to security holders and continues for a specified period after notice thereof is given to the issuer by the fiscal agent or the holders of not less than a specified percentage of the outstanding securities; and

      o failure by the issuer to make any required payment of principal (and premium, if any) or interest with respect to certain of the other outstanding debt obligations of the issuer or the acceleration by or on behalf of the holders thereof of such securities.



      GTCs. As specified in the applicable prospectus supplement, an issuing entity may include one or more GTCs. GTCs are certificates evidencing undivided fractional interests in a trust, the assets of which consist of promissory notes (the "GTC Notes"), payable in U.S. Dollars, of a certain foreign government, backed a full faith and credit guaranty issued by the United States of America, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all payments of principal and interest due on the GTC Notes and a security interest in collateral, consisting of non-callable securities issued or guaranteed by the United States government thereof, sufficient to pay the remaining 10% of all payments of principal and interest due on the GTC Notes.


      Treasury Securities. Treasury Securities are securities issued or guaranteed by the United States of America or by any of its agencies if the full faith and credit of the United States of America is pledged for their payment.

      Foreign Government Securities. As specified in the applicable prospectus supplement, Foreign Government Securities are obligations guaranteed or issued by one or more foreign governments or any political subdivision or agency or instrumentality thereof.

Principal Terms of Underlying Securities

      Reference is made to the applicable prospectus supplement for each series of certificates for a description of the following terms, as applicable, of any Concentrated Underlying Security:

      (i) the title and series of such Underlying Securities, and the aggregate principal amount, denomination and form thereof;

      (ii) whether such securities are senior or subordinated to any other obligations of the issuer of the Underlying Securities;

      (iii) whether any of the obligations are secured or unsecured and the nature of any collateral;

      (iv) the limit, if any, upon the aggregate principal amount of such debt securities;

      (v) the dates on which, or the range of dates within which, the principal of (and premium, if any, on) such debt securities will be payable;


      (vi) the rate or rates or the method of determination thereof, at which such Underlying Securities will bear interest, if any (the "Underlying Securities Rate"); the date or dates from which such interest will accrue (the "Underlying Securities Interest Accrual Periods"); and the dates on which such interest will be payable (the "Underlying Securities Payment Dates");

      (vii) the obligation, if any, of the issuer of the Underlying Securities to redeem the Outstanding Debt Securities pursuant to any sinking fund or similar provisions, or at the option of a holder thereof, and the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed or repurchased, in whole or in part, pursuant to such obligation;

      (viii) the periods within which or the dates on which, the prices at which and the terms and conditions upon which such debt securities may be redeemed, if any, in whole or in part, at the option of the issuer of the Underlying Securities;

      (ix) the periods within which or the dates on which, the prices at which and the terms and conditions upon which the holder of the underlying securities may require the issuer of the puttable underlying securities to repurchase or otherwise repay such puttable underlying securities;

      (x) whether the Underlying Securities were issued at a price lower than the principal amount thereof;


      (xi) if other than U.S. dollars, the foreign or composite currency in which such debt securities are denominated, or in which payment of the principal of (and premium, if any) or any interest on such Underlying Securities will be made (the "Underlying Securities Currency"), and the circumstances, if any, when such currency of payment may be changed;


      (xii) material events of default or restrictive covenants provided for with respect to such Underlying Securities;

      (xiii) the rating thereof, if any; and

      (xiv) any other material terms of such Underlying Securities.


      With respect to an issuing entity containing a pool of Underlying Securities, the applicable prospectus supplement will describe the composition of the Underlying Securities pool as of the Cut-off Date, certain material events of default or restrictive covenants common to the Underlying Securities, and, on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the terms set forth in (ii), (iii),
(v), (vi), (vii), (viii) and (ix) of the preceding paragraph and any other material terms regarding such pool of securities.


Other Deposited Assets


      In addition to the Underlying Securities, the Depositor may also deposit into an issuing entity, or the trustee on behalf of the certificateholders of an issuing entity may enter into an agreement constituting or providing for the purchase of, to the extent described in the related prospectus supplement, certain interest rate or currency derivatives that will be used to alter the payment characteristics of the cash flows from the issuing entity and whose primary purpose is not to provide credit enhancement relating to the Underlying Securities or the certificates. The interest rate or currency derivatives will be in the form of swaps, floors, caps or collars (all such assets for any given series, together with the related Underlying Securities, the "Deposited Assets"). The applicable prospectus supplement will describe the name of the counterparty of the derivative, its organizational form and the general character of its business.

      It will also describe the operation and material terms of the derivative, any material substitution provisions, and whether the significance percentage related to the derivative is less than 10%, at least 10% but less than 20% or 20% or more. The "significance percentage" of any such derivative will be the Depositor's reasonable good faith estimate of the maximum probable exposure represented by the derivative instrument made in substantially the same manner as that used in the Depositor's internal risk management process in respect of similar instruments expressed as a percentage of the principal balance of the class or classes of certificates covered by the derivative. If the significance percentage, determined as set forth above and in the related prospectus supplement, is 20% or more, the Depositor will provide (or incorporate by reference to the extent permitted under Item 1100(c)(1) of Regulation AB) audited financial information with respect to the derivative counterparty, and if applicable its guarantor, or if the significance percentage is 10% or more but less than 20%, summary financial information as further described in the related prospectus supplement.

      Each derivative agreement will generally consist of a master agreement and the confirmations relating to particular transactions under that master agreement. The issuing entity may enter into derivative agreements with more than one counterparty, in which case the following discussion will apply separately to each swap agreement with each counterparty.

      As specified in the applicable prospectus supplement, the transaction or transactions under a swap agreement may be one or more of the following:

      o a rate swap, basis swap, interest rate cap transaction, floor transaction or collar transaction, a currency swap transaction or cross currency rate swap transaction, or

      o     any combination of the foregoing transactions.

      Each derivative agreement is generally expected to be in the form of a confirmation entered into pursuant to a master agreement in the form of the "1992 ISDA Master Agreement (Multicurrency--Cross Border)" or any updated similar form (referred to as the "ISDA Master Agreement"), published by the international Swaps and Derivatives Association, Inc. ("ISDA") and may incorporate the 2000 ISDA Definitions or one or more other sets of standard definitions or updates or revisions of such definitions published by ISDA (referred to as the "ISDA Definitions"), and as modified and supplemented by a schedule, including to reflect the terms of a particular series of certificates and the related trust agreement and any specific terms of the relevant transaction or transactions. Except as otherwise specified in the confirmation for any relevant derivative transaction, each derivative agreement and the relevant transactions thereunder are expected to be governed in all relevant respects by the provisions of the ISDA Master Agreement and the ISDA Definitions, without regard to any amendments or modifications to the ISDA Master Agreement or the ISDA Definitions published by ISDA subsequent to the date of that derivative agreement.

      The applicable prospectus supplement will describe the operation and material terms of the derivative agreement, particularly the method of calculation of payments by the counterparty and the timing of those payments; the applicable provisions of the derivative agreement relating to modification and amendment, events of default, termination events, early termination and termination payments, if any, owing by the issuing entity or to the issuing entity; and any material provisions regarding substitution of the derivative agreement. The applicable prospectus supplement will also contain the applicable information with respect to the counterparty and, if applicable, its guarantor as is appropriate given the significance percentage of the derivative agreement.

      The Deposited Assets for a given series of certificates and the related issuing entity will not constitute Deposited Assets for any other series of certificates and the related issuing entity and the certificates of each class of a given series possess an equal and ratable undivided ownership interest in such Deposited Assets. The applicable prospectus supplement may, however, specify that certain assets constituting a part of the Deposited Assets relating to any given series may be beneficially owned solely by or deposited solely for the benefit of one class or a group of classes within such series. In such event, the other classes of such series will not possess any beneficial ownership interest in those specified assets constituting a part of the Deposited Assets.


Credit Support


      As specified in the applicable prospectus supplement for a given series of certificates, the issuing entity for any series of certificates may include, or the certificateholders of such series (or any class or group of classes within such series) may have the benefit of, credit support for any class or group of classes within such series. Credit support may be provided by any combination of the following means described below. The applicable prospectus supplement will specify whether the issuing entity for any class or group of classes of certificates contains, or the certificateholders of such certificates have the benefit of, credit support and, if so, the amount, type and other relevant terms of each element of credit support with respect to any such class or classes and certain information with respect to the obligors of each such element, including audited financial information with respect to any obligor providing credit support for 20% or more of the aggregate principal amount of such class or classes unless such obligor is subject to the informational requirements of the Exchange Act. For any obligor providing credit support for 10% or more but less than 20% of the aggregate principal amount of any class or classes of certificates, summary financial information on such obligor will be provided in the applicable prospectus supplement.

      Subordination. As discussed below under "--Collections," the rights of the certificateholders of any given class within a series of certificates to receive collections from the issuing entity for such series and any credit support obtained for the benefit of the certificateholders of such series (or classes within such series) may be subordinated to the rights of the certificateholders of one or more other classes of such series to the extent described in the applicable prospectus supplement. Such subordination accordingly provides some additional credit support to those certificateholders of those other classes. For example, if losses are realized during a given period on the Deposited Assets relating to a series of certificates such that the collections received thereon are insufficient to make all distributions on the certificates of such series, those realized losses would be allocated to the certificateholders of any class of any such series that is subordinated to another class, to the extent and in the manner specified in the applicable prospectus supplement. In addition, if so specified in the applicable prospectus supplement, certain amounts otherwise payable to certificateholders of any class that is subordinated to another class may be required to be deposited into a reserve account. Amounts held in any reserve account may be applied as described below under "--Reserve Accounts" and in the applicable prospectus supplement.


      If so specified in the applicable prospectus supplement, the credit support for any series or class of certificates may include, in addition to the subordination of certain classes of such series and the establishment of a reserve account, any of the other forms of credit support described below. Any such other forms of credit support that are solely for the benefit of a given class will be limited to the extent necessary to make required distributions to the certificateholders of such class or as otherwise specified in the applicable prospectus supplement. In addition, if so specified in the applicable prospectus supplement, the obligor of any other forms of credit support may be reimbursed for amounts paid pursuant to such credit support out of amounts otherwise payable to one or more of the classes of the certificates of such series.

      Letter of Credit; Surety Bond. The certificateholders of any series (or class or group of classes of certificates within such series) may, if specified in the applicable prospectus supplement, have the benefit of a letter or letters of credit issued by a bank or a surety bond or bonds issued by a surety company. In either case, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to cause the letter of credit or the surety bond, as the case may be, to be obtained, to be kept in full force and effect (unless coverage thereunder has been exhausted through payment of claims) and to pay, unless otherwise specified in the applicable prospectus supplement in a timely manner the fees or premiums therefor. The trustee or such other person specified in the applicable prospectus supplement will make or cause to be made draws under the letter of credit or the surety bond, as the case may be, under the circumstances and to cover the amounts specified in the applicable prospectus supplement. Any amounts otherwise available under the letter of credit or the surety bond will be reduced to the extent of any prior unreimbursed draws thereunder. The applicable prospectus supplement will specify the manner, priority and source of funds by which any such draws are to be repaid.

      Unless otherwise specified in the applicable prospectus supplement, in the event that the letter of credit bank or the surety, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the applicable prospectus supplement, the trustee or such other person specified in the applicable prospectus supplement will use its reasonable efforts to obtain or cause to be obtained a substitute letter of credit or surety bond, as applicable, or other form of credit enhancement providing similar protection, that meets such requirements and provides the same coverage to the extent available for the same cost. There can be no assurance that any letter of credit bank or any surety, as applicable, will continue to satisfy such requirements or that any such substitute letter of credit, surety bond or similar credit enhancement will be available providing equivalent coverage for the same cost. To the extent not so available, the credit support otherwise provided by the letter of credit or the surety bond (or similar credit enhancement) may be reduced to the level otherwise available for the same cost as the original letter of credit or surety bond.

      Reserve Accounts. If so specified in the applicable prospectus supplement, the trustee or such other person named in the prospectus supplement will deposit or cause to be deposited into a reserve account maintained with an eligible institution (which may be the trustee) any combination of cash or eligible investments in specified amounts, which will be applied and maintained in the manner and under the conditions specified in such prospectus supplement. In the alternative or in addition to such deposit, a reserve account may be funded through application of a portion of collections received on the Deposited Assets for a given series of certificates, in the manner and priority specified in the applicable prospectus supplement. Amounts deposited in such reserve account may be distributed to certificateholders of such class or group of classes within such series, or may be used for other purposes, in the manner and to the extent specified in the applicable prospectus supplement. Amounts deposited in any reserve account will be invested in certain eligible investments by, or at the direction of, the trustee or the Depositor, as specified in the applicable prospectus supplement. "Eligible investments" are short-term instruments that are commonly used for the temporary investment of funds in trust accounts, that will mature not later than the business day prior to the next Distribution Date and that are acceptable to the rating agencies as being consistent with the rating of the certificates.


Collections


      The trust agreement will establish procedures by which the trustee or such other person specified in the prospectus supplement is obligated to administer the related Deposited Assets. This will include making collections of all payments made on the Deposited Assets and depositing the collections from time to time prior to any applicable Distribution Date into a segregated certificate account maintained or controlled by the trustee for the benefit of such series. The trustee will make all determinations, as to the appropriate application of such collections and other amounts available for distribution to the payment of any administrative or collection expenses and credit support-related ongoing fees (such as insurance premiums, letter of credit fees or any required account deposits) and to the payment of amounts then due and owing on the certificates of such series, all in the manner and priorities described in the applicable prospectus supplement. The applicable prospectus supplement will specify the collection periods, if applicable, and Distribution Dates for a given series of certificates and the particular requirements relating to the segregation and investment of collections received on the Deposited Assets during a given collection period or on or by certain specified dates. Amounts received from the Deposited Assets and any credit support obtained for the benefit of certificateholders for a particular series or class of certificates over a specified period may not be sufficient, after payment of all prior expenses and fees for such period, to pay amounts then due and owing to holders of such certificates. The applicable prospectus supplement will also specify the manner and priority by which any Realized Losses will be allocated among the classes of any series of certificates, if applicable.

      The relative priorities of distributions with respect to collections from the assets of the issuing entity assigned to classes of a given series of certificates may permanently or temporarily change over time upon the occurrence of certain circumstances specified in the applicable prospectus supplement. Moreover, the applicable prospectus supplement may specify that the relative distribution priority assigned to each class of a given series for purposes of payments of certain amounts, such as principal, may be different from the relative distribution priority assigned to each such class for payments of other amounts, such as interest or premium.


                       DESCRIPTION OF THE TRUST AGREEMENT


      The following summary of certain provisions of the trust agreement that may be applicable to each series of certificates does not purport to be complete, and such summary is qualified in its entirety by reference to the detailed provisions of the form of trust agreement filed as an exhibit to the registration statement. The applicable Prospectus Supplement for a series of certificates will describe any applicable material provision of the trust agreement or the certificates that is not described in this prospectus. Wherever defined terms of the standard terms or the series supplement are referred to, such defined terms are incorporated herein by reference as part of the statement made, and the statement is qualified in its entirety by such reference.


Assignment of Deposited Assets


      At the time of issuance of any series of certificates, the Depositor will cause the Underlying Securities to be included in the related issuing entity, and any other Deposited Asset specified in the prospectus supplement, to be assigned to the related trustee, together with all principal, premium (if any) and interest received by or on behalf of the Depositor on or with respect to such Deposited Assets after the cut-off date specified in the prospectus supplement (the "Cut-off Date"), other than principal, premium (if any) and interest due on or before the Cut-off Date and other than any Retained Interest. The trustee will, concurrently with such assignment, deliver the certificates to the Depositor in exchange for certain assets to be deposited in the issuing entity. Each Deposited Asset will be identified in a schedule appearing as an exhibit to the trust agreement. The schedule will include certain statistical information with respect to each Underlying Security and each other Deposited Asset as of the Cut-off Date, and in the event any Underlying Security is a Concentrated Underlying Security, the schedule will include, to the extent applicable, information regarding the payment terms thereof, the Retained Interest, if any, with respect thereto, the maturity or terms thereof, the rating, if any, thereof and certain other information.

      In addition, the Depositor will, with respect to each Deposited Asset, deliver or cause to be delivered to the trustee (or to the custodian hereinafter referred to) all documents necessary to transfer ownership of such Deposited Asset to the trustee. The trustee (or such custodian) will review the documents within such period as is permitted in the prospectus supplement, and the trustee (or such custodian) will hold the documents in issuing entity for the benefit of the certificateholders.

      With respect to the types of Deposited Assets specified in the applicable prospectus supplement if and to the extent described therein, if any document is found to be missing or defective in any material respect, the trustee (or such custodian) will notify the Depositor and the person who sold the applicable Deposited Asset to the Depositor (the "Deposited Asset Provider"). To the extent specified in the applicable prospectus supplement, if the Deposited Asset Provider cannot cure such omission or defect within 60 days after receipt of notice, the Deposited Asset Provider will be obligated, within 90 days of receipt of notice, to repurchase the related Deposited Asset from the trustee at the Purchase Price or provide a substitute for the Deposited Asset. There can be no assurance that a Deposited Asset Provider will fulfill this repurchase or substitution obligation. Although the trustee is obligated to use its best efforts to enforce this obligation, the Depositor will be obligated to repurchase or substitute for such Deposited Asset if the Deposited Asset Provider defaults on its obligation. Unless otherwise specified in the applicable prospectus supplement, when applicable, this repurchase or substitution obligation constitutes the sole remedy available to the certificateholders or the trustee for omission of, or a material defect in, or failure to provide, a constituent document.

      The Depositor will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the trust agreement. Upon a breach of any such representation of the Depositor which materially and adversely affects the interests of the certificateholders, the Depositor will be obligated to cure the breach in all material respects.


Collection and Other Administrative Procedures


      General. With respect to any series of certificates the trustee directly or through agents, will make reasonable efforts to collect all scheduled payments under the Deposited Assets. The trustee will follow the collection procedures, as it would follow with respect to comparable financial assets that it held for its own account, provided that such procedures are consistent with the trust agreement and any related instrument governing any credit support (collectively, the "credit support instruments") and provided that, except as otherwise expressly specified in the applicable prospectus supplement, it shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

      Trustee May Use Agents. A trustee may delegate its obligations in respect of the Deposited Assets to one or more agents selected by it. However, the trustee will remain obligated with respect to such obligations under the trust agreement. The duties an agent will be required to perform may include the customary functions of an administrator of comparable financial assets, including, if applicable, collecting payments from obligors and remitting such collections to the trustee, maintaining accounting records relating to the Deposited Assets, attempting to cure defaults and delinquencies, and enforcing any other remedies with respect thereto all as and to the extent provided in the trust agreement.

      The agreement between the trustee and any such administrative agent will be consistent with the terms of the trust agreement and the assignment to the agent by itself will not result in a withdrawal or downgrading of the rating of any class of certificates issued pursuant to the trust agreement. The trustee will be solely liable for all fees owed by it to any agent, irrespective of whether the compensation of the trustee pursuant to the trust agreement with respect to the particular series of certificates is sufficient to pay such fees. Each such agent will be reimbursed by the trustee for certain expenditures which it makes, generally to the same extent as the trustee would be reimbursed under the terms of the trust agreement relating to such series. See "--Retained Interest; Trustee Compensation and Payment of Expenses."

      The trustee may require any agent retained by it to agree to indemnify the trustee for any liability or obligation sustained in connection with any act or failure to act by the agent.

      Realization upon Defaulted Deposited Assets. Unless otherwise specified in the applicable prospectus supplement, the trustee, on behalf of the certificateholders of a given series (or any class or classes within such series), will present claims under each applicable credit support instrument, and will take reasonable steps as are necessary to receive payment or to permit recovery with respect to defaulted Deposited Assets. As set forth above, all collections by or on behalf of the trustee under any credit support instrument are to be deposited in the certificate account for the related issuing entity, subject to withdrawal as described above.

      Unless otherwise specified in the applicable prospectus supplement, if recovery on a defaulted Deposited Asset under any related credit support instrument is not available, the trustee will be obligated to follow, or cause to be followed, normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Deposited Asset. However, except as otherwise expressly specified in the applicable prospectus supplement, the trustee shall not be required to expend or risk its own funds or otherwise incur personal financial liability. If the proceeds of any liquidation of the defaulted Deposited Asset are less than the sum of (i) the outstanding principal balance of the defaulted Deposited Asset, (ii) interest accrued but unpaid thereon at the applicable interest rate, and (iii) the aggregate amount of expenses incurred by the trustee in connection with such proceedings to the extent reimbursable from the assets of the issuing entity under the trust agreement, the issuing entity will realize a loss in the amount of such difference. The trustee will be entitled to withdraw or cause to be withdrawn from the related certificate account out of the net proceeds recovered on any defaulted Deposited Asset, prior to the distribution of such proceeds to certificateholders, amounts representing its normal administrative compensation on the Deposited Asset, unreimbursed administrative expenses incurred with respect to the Deposited Asset and any unreimbursed advances of delinquent payments made with respect to the Deposited Asset.

Retained Interest; Trustee Compensation and Payment of Expenses

      The prospectus supplement for a series of certificates will specify whether there will be any Retained Interest in the Deposited Assets, and, if so, the owner thereof. A Retained Interest will be established on an asset-by-asset basis and will be specified in an exhibit to the applicable series supplement to the trust agreement. A Retained Interest in a Deposited Asset represents a specified interest therein. Payments in respect of the Retained Interest will be deducted from payments on the Deposited Assets as received and, in general, will not be deposited in the applicable certificate account or become a part of the related issuing entity. Unless otherwise specified in the applicable prospectus supplement, any partial recovery of interest on a Deposited Asset, after deduction of all applicable administration fees, will be allocated between the Retained Interest (if any) and interest distributions to certificateholders on a pari passu basis.

      The applicable prospectus supplement will specify the trustee's compensation, and the source, manner and priority of payment thereof, with respect to a given series of certificates.

      If and to the extent specified in the applicable prospectus supplement, in addition to amounts payable to the trustee for performance of its obligations, the trustee will be entitled to reimbursement for certain expenses incurred in connection with its administration of the Deposited Assets, including, without limitation, payment of the fees and disbursements of independent accountants, payment of expenses incurred in connection with distributions and reports to certificateholders, and payment of any other expenses described in the applicable prospectus supplement.

Advances in Respect of Delinquencies

      Unless otherwise specified in the applicable prospectus supplement, the trustee will have no obligation to make any advances with respect to collections on the Deposited Assets or in favor of the certificateholders of the related series of certificates. However, to the extent specified in the applicable prospectus supplement, the trustee will advance on or before each Distribution Date its own funds or funds held in the certificate account for such series that are not part of the funds available for distribution for such Distribution Date. The amount of funds advanced will equal the aggregate of payments of principal, premium (if any) and interest (net of related administration fees and any Retained Interest) with respect to the Deposited Assets that were due during the related Collection Period (as defined in the applicable prospectus supplement) and were delinquent on the related Determination Date, subject to the trustee's good faith determination that such advances will be reimbursable from Related Proceeds and such other conditions as may be specified in the prospectus supplement.

      Advances are intended to maintain a regular flow of scheduled interest, premium (if any) and principal payments to holders of the class or classes of certificates entitled thereto, rather than to guaranty or insure against losses. Advances of a trustee's funds will be reimbursable only out of related recoveries on the Deposited Assets (and amounts received under any form of credit support) for such series with respect to which such advances were made (as to any Deposited Assets, "Related Proceeds"); provided, however, that any advance will be reimbursable from any amounts in the certificate account for the series to the extent that the trustee shall determine, in its sole judgment, that the advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds. If advances have been made by the trustee from excess funds in the certificate account for any series, the trustee will replace the funds in such certificate account on any future Distribution Date to the extent that funds in the certificate account on the Distribution Date are less than payments required to be made to certificateholders on such date. If so specified in the applicable prospectus supplement, the obligations, if any, of a trustee to make advances, may be secured by a cash advance reserve fund or a surety bond. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be specified in the applicable prospectus supplement.

Certain Matters Regarding the Depositor

      The trust agreement will provide that neither the Depositor nor any director, officer, employee, or agent of the Depositor will incur any liability to the related issuing entity or certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the trust agreement or for errors in judgment; provided, however, that neither the Depositor nor any such person will be protected against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. The trust agreement will further provide that the Depositor and any director, officer, employee or agent of the Depositor will be entitled to indemnification by the related issuing entity and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the trust agreement or the certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties thereunder or by reason of reckless disregard of obligations and duties thereunder. In addition, the trust agreement will provide that the Depositor will be under no obligation to appear in, prosecute or defend any legal action which is not incidental to its responsibilities under the trust agreement or which in its opinion may cause it to incur any expense or liability. The Depositor may, however, in its discretion and at its expense, undertake any action which it may deem necessary or desirable with respect to the trust agreement and the rights and duties of the parties thereto and the interests of the certificateholders thereunder.


Modification and Waiver

      Unless otherwise specified in the applicable prospectus supplement, the trust agreement for each series of certificates may be amended by the Depositor and the trustee with respect to such series, without notice to or consent of the certificateholders, for specified purposes including:

      o     to cure any ambiguity;

      o to correct or supplement any provision therein which may be inconsistent with any other provision therein or in the prospectus supplement;


      o to evidence and provide for the acceptance of appointment of a change in trustee for a series of certificates subsequent to the Closing Date for such series, and to add to or change any of the provisions of the trust agreement as shall be necessary to provide for or facilitate the administration of the separate trusts thereunder by more than one trustee;

      o to evidence and provide for the acceptance of appointment thereunder by a successor trustee with respect to the certificates of one or more Series or to add to or change any of the provisions of such trust agreement as shall be necessary to provide for or facilitate the administration of the trusts thereunder;


      o to add or supplement any credit support for the benefit of any certificateholders (provided that if any such addition affects any series or class of certificateholders differently than any other series or class of certificateholders, then such addition will not, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of certificateholders);


      o to add to the covenants, restrictions or obligations of the Depositor or the trustee for the benefit of the certificateholders;


      o to add, change or eliminate any other provisions with respect to matters or questions arising under such trust agreement so long as
            (x) any such addition, change or elimination will not, as evidenced by an opinion of counsel, affect the tax status of the trust or result in a sale or exchange of any certificate for tax purposes and
            (y) the trustee has received written confirmation from each rating agency rating such certificates that such amendment will not cause such rating agency to qualify, reduce or withdraw the then current rating thereof; or

      o     to comply with any requirements imposed by the Code.


      Without limiting the generality of the foregoing, the trust agreement may also be modified or amended from time to time by the Depositor, and the trustee, with the consent of the holders of certificates evidencing not less than the "Required Percentage--Amendment" (as defined in the prospectus supplement) of the Voting Rights of those certificates that are materially adversely affected by such modification or amendment for the purpose of adding any provision to or changing in any manner or eliminating any provision of the trust agreement or of modifying in any manner the rights of such certificateholders; provided, however, that in the event modification or amendment would materially adversely affect the rating of any series or class by each rating agency, the "Required Percentage--Amendment" specified in the related series supplement to the trust agreement shall include an additional specified percentage of the certificates of such series or class.

      No such modification or amendment may, however, (i) reduce in any manner the amount of or alter the timing of, distributions or payments which are required to be made on any certificate without the consent of the holder of such certificate or (ii) reduce the aforesaid Required Percentage of Voting Rights required for the consent to any amendment without the consent of the holders of all certificates covered by the trust agreement then outstanding.

      Holders of certificates evidencing not less than the "Required Percentage--Waiver" (as defined in the prospectus supplement) of the Voting Rights of a given series may, on behalf of all certificateholders of that series, (i) waive, insofar as that series is concerned, compliance by the Depositor or the trustee with certain restrictive provisions, if any, of the trust agreement before the time for such compliance and (ii) waive any past default under the trust agreement with respect to certificates of that series, except a default in the failure to distribute amounts received as principal of (and premium, if any) or any interest on any such certificate and except a default in respect of a covenant or provision the modification or amendment of which would require the consent of the holder of each outstanding certificate affected thereby.

Reports to Certificateholders; Notices

      Reports to Certificateholders. With each distribution to certificateholders of any class of certificates of a given series, the trustee will forward to each such certificateholder, to the Depositor and to such other parties as may be specified in the trust agreement, a statement setting forth:


      o the amount of such distribution to certificateholders of such class allocable to principal of or interest or premium, if any, on the certificates of such class; and the amount of aggregate unpaid interest as of such Distribution Date;

      o in the case of certificates with a variable Certificate Rate, the Certificate Rate applicable to such Distribution Date, as calculated in accordance with the method specified herein and in the applicable prospectus supplement;


      o the amount of compensation received by the trustee for the period relating to such Distribution Date, if any, from amounts collected on the Deposited Assets or other assets of the issuing entity

      o such other customary information as the trustee deems necessary or desirable to enable certificateholders to prepare their tax returns;


      o if advances are provided for, the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

      o the aggregate stated principal amount or, if applicable, notional principal amount of the Deposited Assets and the current interest rate thereon at the close of business on such Distribution Date;

      o the aggregate Certificate Principal Balance or aggregate Notional Amount, if applicable, of each class of certificates (including any class of certificates not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such aggregate Certificate Principal Balance or aggregate Notional Amount due to the allocation of any Realized Losses or otherwise; and

      o as to any series (or class within such series) for which credit support has been obtained, the amount of coverage of each element of credit support included therein as of the close of business on such Distribution Date.


      In the case of information furnished with respect to the amounts of distributions or the amounts of compensation of the trustee, the amounts shall be expressed as a U.S. dollar amount (or equivalent thereof in any other Specified Currency) per minimum denomination of certificates or for such other specified portion thereof. Within a reasonable period of time after the end of each calendar year, the trustee shall furnish to each person who at any time during the calendar year was a certificateholder a statement containing the information set forth above with respect to the amounts of distributions or the amounts of compensation of the trustee, aggregated for such calendar year or the applicable portion thereof during which such person was a certificateholder. Such obligation of the trustee will be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the trustee, as applicable, pursuant to any requirements of the Code as are from time to time in effect.


      Notices. Unless otherwise specified in the applicable prospectus supplement, any notice required to be given to a holder of a registered certificate will be mailed to the last address of such holder set forth in the applicable certificate register.

Evidence as to Compliance


      The trustee will be required to deliver annually to the Depositor, a report (an "Assessment of Compliance") that assesses compliance by the trustee with the servicing criteria set forth in Item 1122(d) under the Regulation AB that contains the following:

o a statement of the trustee's responsibility for assessing compliance with the servicing criteria applicable to it;

o a statement that the trustee used the criteria in Item 1122(d) of Regulation AB to assess compliance with the applicable servicing criteria;

o the trustee's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the trustee; and

o a statement that a registered public accounting firm has issued an attestation report on the trustee's assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar month.

      The trustee will also be required to simultaneously deliver a report (an "Attestation Report") of a registered public accounting firm, prepared in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, that expresses an opinion, or states that an opinion cannot be expressed, concerning the trustee's assessment of compliance with the applicable servicing criteria.

      The trust agreement will also provide for delivery to the Depositor by the trustee, on or before a specified date in each year, of an annual statement signed by an authorized officer to the effect that after a review, to the best of such officer's knowledge, the trustee has fulfilled its obligations under the trust agreement throughout the preceding year with respect to each series of certificates in all material respects or if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.

      Copies of the annual accountants' statement, if any, and the statement of officers of the trustee may be obtained by certificateholders without charge upon written request to the trustee at the address set forth in the related prospectus supplement.


Trustee as Servicer


      The trustee will have obligations with respect to the issuing entity that will cause it to be regarded as a "servicer" of the issuing entity for purposes of Section 1101(j) of Regulation AB. For each series of certificates, the related prospectus supplement will set forth for the trustee, the disclosure required for "servicers" performing the functions of such party under Item 1108 of the SEC's Regulation AB.


Replacement Certificates

      Unless otherwise specified in the applicable prospectus supplement, if a registered certificate is mutilated, destroyed, lost or stolen, it may be replaced at the corporate trust office or agency of the applicable trustee in the City and State of New York or at the principal London office of the applicable trustee, or such other location as may be specified in the applicable prospectus supplement, upon payment by the holder of such expenses as may be incurred by the applicable trustee in connection therewith and the furnishing of such evidence and indemnity as such trustee may require. Mutilated certificates must be surrendered before new certificates will be issued.

Termination


      The obligations created by the trust agreement for each series of certificates will terminate upon the payment to certificateholders of that series of all amounts held in the related certificate account or by the trustee and required to be paid to them pursuant to the trust agreement following the earlier of (i) the final payment or other liquidation of the last Deposited Asset subject thereto or the disposition of all property acquired upon foreclosure or liquidation of any such Deposited Asset and (ii) the purchase of all the assets of the issuing entity by the party entitled to effect such termination, under the circumstances and in the manner specified in the applicable prospectus supplement. In no event, however, will any issuing entity created by the trust agreement continue beyond the respective date specified in the applicable prospectus supplement. Written notice of termination of the obligations with respect to the related series of certificates under the trust agreement will be provided as set forth above under "--Reports to Certificateholders; Notices--Notices," and the final distribution will be made only upon surrender and cancellation of the certificates at an office or agency appointed by the trustee which will be specified in the notice of termination.

      Any purchase of Deposited Assets and property acquired in respect of Deposited Assets evidenced by a series of certificates will be made at a price approximately equal to the aggregate fair market value of all the assets in the issuing entity (as determined by the trustee), in each case taking into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable prospectus supplement, a specified price as determined therein (such price, a "Purchase Price"). The exercise of such right will effect early retirement of the certificates of that series, but the right of the person entitled to effect such termination is subject to the aggregate principal balance of the outstanding Deposited Assets for such series at the time of purchase being less than the percentage of the aggregate principal balance of the Deposited Assets at the Cut-off Date for that series specified in the applicable prospectus supplement.

The Trustee

      The trustee for any given series of certificates under the trust agreement will be named in the applicable prospectus supplement. The commercial bank, national banking association or trust company serving as trustee will be unaffiliated with, but may have banking relationships with or provide financial services to, the Depositor or any of its affiliates.

      The trustee will make no representations as to the validity or sufficiency of the trust agreement, the certificates of any series or any Deposited Asset or related document. The trustee is required to perform only those duties specifically required under the trust agreement with respect to such series. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the trustee is required to examine such documents and to determine whether they conform to the applicable requirements of the trust agreement.


                                 CURRENCY RISKS

Exchange Rates and Exchange Controls

      An investment in a certificate having a Specified Currency other than U.S. dollars entails significant risks that are not associated with a similar investment in a security denominated in U.S. dollars. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the U.S. dollar and such Specified Currency and the possibility of the imposition or modification of foreign exchange controls with respect to such Specified Currency. Such risks generally depend on factors over which the Depositor has no control, such as economic and political events and the supply of and demand for the relevant currencies. In recent years, rates of exchange between the U.S. dollar and certain currencies have been highly volatile, and such volatility may be expected in the future. Fluctuations in any particular exchange rate that have occurred in the past are not necessarily indicative, however, of fluctuations in the rate that may occur during the term of any certificate. Depreciation of the Specified Currency for a certificate against the U.S. dollar would result in a decrease in the effective yield of such certificate below its Certificate Rate and, in certain circumstances, could result in a loss to the investor on a U.S. dollar basis.

      Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates as well as the availability of a Specified Currency for making distributions in respect of certificates denominated in such currency. At present, the Depositor has identified the following currencies in which distributions of principal, premium and interest on certificates may be made: Australian dollars, Canadian dollars, Danish kroner, Italian lire, Japanese yen, New Zealand dollars, U.S. dollars and ECU. However, certificates distributable with Specified Currencies other than those listed may be issued at any time. There can be no assurance that exchange controls will not restrict or prohibit distributions of principal, premium or interest in any Specified Currency. Even if there are no actual exchange controls, it is possible that, on a Distribution Date with respect to any particular certificate, the currency in which amounts then due to be distributed in respect of such certificate are distributable would not be available. In that event, such payments will be made in the manner set forth above under "Description of Certificates--General" or as otherwise specified in the applicable prospectus supplement.

      As specified in the applicable prospectus supplement, certain of the Underlying Securities may be denominated in a currency other than the Specified Currency. Although payments in respect of principal and interest on the certificates will be made in the Specified Currency, such payments may be based in whole or in part upon receipt by the related issuing entity of payments in the Underlying Securities Currency. An investment in certificates supported by Underlying Securities denominated in a currency other than the Specified Currency entails significant risks not associated with an investment in securities supported by obligations denominated in the same currency as the currency of payment on such securities. Such risks include, without limitation, the possibility of significant changes in rates of exchange between the Specified Currency and the Underlying Securities Currency and the possibility of the imposition or modification of foreign exchange controls with respect to either the Specified Currency or the Underlying Securities Currency.


      PROSPECTIVE PURCHASERS SHOULD CONSULT THEIR OWN FINANCIAL AND LEGAL ADVISORS AS TO THE RISKS ENTAILED BY AN INVESTMENT IN CERTIFICATES DENOMINATED IN A CURRENCY OTHER THAN U.S. DOLLARS. SUCH CERTIFICATES ARE NOT AN APPROPRIATE INVESTMENT FOR PERSONS WHO ARE UNSOPHISTICATED WITH RESPECT TO FOREIGN CURRENCY TRANSACTIONS.

      The information set forth in this prospectus is directed to prospective purchasers of certificates who are United States residents. The applicable prospectus supplement for certain issuances of certificates may specify certain information applicable to prospective purchasers who are residents of countries other than the United States with respect to matters that may affect the purchase or holding of, or receipt of distributions of principal, premium or interest in respect of, such certificates.

      Any prospectus supplement relating to certificates having a Specified Currency other than U.S. dollars will contain information concerning historical exchange rates for such currency against the U.S. dollar, a description of such currency, any exchange controls affecting such currency and any other required information concerning such currency.

Payment Currency


      Except as set forth below or unless otherwise provided in the applicable prospectus supplement, if distributions in respect of a certificate are required to be made in a Specified Currency other than U.S. dollars and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Depositor's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all distributions in respect of such certificate shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated in the applicable prospectus supplement.


Foreign Currency Judgments

      Unless otherwise specified in the applicable prospectus supplement, the certificates will be governed by and construed in accordance with the law of the State of New York. Courts in the United States customarily have not rendered judgments for money damages denominated in any currency other than the U.S. dollar. A 1987 amendment to the Judiciary Law of the State of New York provides, however, that an action based upon an obligation denominated in a currency other than U.S. dollars will be rendered in the foreign currency of the underlying obligation and converted into U.S. dollars at the rate of exchange prevailing on the date of the entry of the judgment or decree.


             MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

      The following is a general discussion of the material federal income tax consequences of owning and disposing of the certificates. It is based on the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Regulations promulgated and proposed thereunder (the "Regulations"), judicial decisions and published administrative rulings and pronouncements of the Internal Revenue Service (the "Service") and interpretations thereof. All of these authorities and interpretations are subject to change, and such changes may be applied on a retroactive basis.

      This discussion represents the opinion of tax counsel to the issuing entity, subject to the qualifications set forth herein. Except as specifically provided, this discussion does not purport to address the tax consequences of persons other than initial purchasers who are U.S. Certificateholders (as defined below) that hold their certificates as capital assets (within the meaning of Section 1221 of the Code) nor does it discuss all of the tax consequences that may be relevant to particular investors or to investors subject to special treatment under the United States federal income tax laws (such as life insurance companies, retirement plans, regulated investment companies, persons who hold their certificates as part of a "straddle," a "hedge" or a "conversion transaction," persons that have a "functional currency" other than the U.S. dollar, investors in pass-through entities and tax-exempt organizations). This discussion assumes that the Underlying Securities are U.S. dollar-denominated debt instruments for United States federal income tax purposes. Underlying Securities that are debt instruments but not denominated in U.S. dollars are considered under "Special Considerations for Underlying Securities Denominated in a Foreign Currency." Underlying Securities that are not debt instruments will be discussed in the Supplement or an attachment thereto.

      U.S. Certificateholder. For purposes of this discussion, a "U.S. Certificateholder" means a certificateholder that is (i) a citizen or resident of the United States, (ii) a partnership or corporation (or other entity treated like a corporation for federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia,
(iii) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source, (iv) a trust with respect to which both (A) a court in the U.S. is able to exercise primary authority over its administration and (B) one or more U.S. persons have the authority to control all of its substantial decisions or (v) a trust that has elected to be treated as a United States person under applicable Regulations. A "Non-U.S. Certificateholder" means a person that is neither a U.S. Certificateholder nor a certificateholder subject to rules applicable to former citizens and residents of the United States.

      PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISORS WITH REGARD TO THE FEDERAL TAX CONSEQUENCES OF PURCHASING, HOLDING AND DISPOSING OF THE CERTIFICATES UNDER THEIR OWN PARTICULAR CIRCUMSTANCES, AS WELL AS THE TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY LOCAL, STATE OR FOREIGN JURISDICTION TO WHICH THEY MAY BE SUBJECT.

Tax Status of the Trust

      Classification as Trust. In the opinion of Sidley Austin llp, the trust will not be classified as a corporation or as a publicly traded partnership taxable as a corporation for federal income tax purposes and, therefore, will not be subject to federal income tax. Although the matter is not entirely free from doubt, the parties will treat the trust as a "grantor trust" for federal income tax purposes. The certificateholders, therefore, will be deemed to own directly their proportionate shares of the Underlying Securities allocable to their classes of certificates and will generally be required to report on their federal income tax returns their proportionate shares of the trust's income and deductions in accordance with their own methods of accounting. No assurance can be given that the Service will agree with the foregoing classification of the trust or that if challenged this classification will prevail.

      Classification as Partnership. If the trust is classified as a tax partnership, the trust will not be subject to federal income tax, but each item of income, gain, loss, deduction and credit generated by the Underlying Securities will be allocated among the certificateholders as partners in accordance with their respective interests. The amount of income reportable by the certificateholders as partners could differ from the amount of income reportable by the certificateholders as grantors of a trust. A cash basis certificateholder treated as a partner, for example, might be required to report income when the trust accrues the income rather than when the certificateholder receives it and, consequently, might be taxed on more income than received on the certificate. In addition, partnership characterization may have adverse state or local tax consequences for certificateholders. Certificateholders are urged to consult with their tax advisors regarding the foregoing.

      Because the trustee will treat the trust as a grantor trust for federal income tax purposes, it will not comply with the tax reporting requirements applicable to partnerships. The remaining discussion assumes that the trust is, and the certificates represent interests in, a grantor trust for federal income tax purposes.

Income of U.S. Certificateholders

      In General. A certificateholder will allocate the purchase price for a certificate among the different Underlying Securities represented by the certificate in proportion to the relative fair market values of the different Underlying Securities on the purchase date. The amount allocated to any particular Underlying Security will represent the initial adjusted basis of the certificateholder's interest in that Underlying Security. Thereafter, a certificateholder should calculate separately the items of income, gain, loss, deduction and credit with respect to those different interests.

      Certificates Subject to Call. In some cases, the acquisition of a certificate will represent both the purchase of interests in the Underlying Securities and the grant of an option to call the certificate. In that case, the purchase price allocable to the interests in the Underlying Securities should equal the fair market value of such interests and any difference between the fair market value of the interests and the purchase price of the certificate should represent an option premium deemed paid to the certificateholder for writing the option. If the amount of the purchase price allocated to Underlying Securities either exceeds or falls short of the adjusted issue price (as more fully described below, but ordinarily, the principal amount) of the Underlying Securities, then the certificateholder's interests in the Underlying Securities will have been acquired by the certificateholder either at a premium or a discount. See the discussions below under the captions "Market Discount" and "Premium."

      Because of the difficulties of allocating the purchase price of a certificate between a deemed option premium and the Underlying Securities, and the related tax reporting, the trust generally intends for reporting purposes to treat the deemed option premium as insignificant and allocate any certificate purchase price entirely to the Underlying Securities. No assurance can be given that the Service will agree with this position and if the Service allocates less of the purchase price to the Underlying Securities and more to the deemed option premium, then the certificateholder may have more discount to take into income or less premium available to use as an offset against interest income. In addition, although the matter is not entirely free from doubt, such a re-allocation by the Service may allow (but not require) a certificateholder to integrate the option and the Underlying Securities, treating them as a single "synthetic" debt instrument under Section 1.1275-6 of the Regulations.

      The trust will generally not identify the interests in the Underlying Securities and any option as part of an integrated transaction. The remaining discussion assumes that these positions will not be integrated and that the trust's allocation of the purchase price of a certificate will be respected. Certificateholders are urged to consult with their tax advisors regarding the foregoing.

      Different Income Tax Treatment of Different Classes. The certificates may be issued in different classes and may represent (i) an interest in the Underlying Securities in full, (ii) an interest in a specified portion of one or more principal payments or interest payments on the Underlying Securities ("Strip Certificates") or (iii) an interest in a specified portion of the principal amount of the Underlying Securities and a specified portion of the interest payable on the Underlying Securities ("Fixed Rate and Floating Rate Certificates"). These differences affect the income tax treatment of the different classes.

Interests in the Underlying Securities in Full

      For income tax purposes these certificates are equivalent to holding the Underlying Securities and the following considerations apply to their tax treatment.

      Original Issue Discount. Certain of the Underlying Securities may have been issued with original issue discount ("OID") for federal income tax purposes. In general, the OID on an Underlying Security will equal the difference between the issue price of the Underlying Security and its stated redemption price at maturity ("SRPM"), which is ordinarily the difference between the initial price of the Underlying Security to the public and the stated principal amount of the Underlying Security. OID is deemed to accrue over the term of the Underlying Security under a constant yield method that takes into account the semi-annual (or more frequent) compounding of interest.

      Unless a certificateholder acquires its interest in an Underlying Security at a premium (as explained below), if the amount of OID on an Underlying Security exceeds a certain "de minimis" amount, then regardless of its accounting method, a certificateholder will be required to include in gross income OID as it accrues on the Underlying Security during the period that the certificateholder has an interest in the Underlying Security.

      Contingent Payment Securities. Certain of the Underlying Securities may have been issued with contingent interest and, as a result, would be subject to the contingent payment rules under the OID provisions of the Code. The interest on these securities must generally be taken into account whether or not the amount of any payment is fixed or determinable in the taxable year, according to how interest would accrue under a comparable noncontingent OID instrument.

      Market Discount. To the extent the purchase price of a certificate allocated to an Underlying Security is less than the Underlying Security's adjusted issue price (that is, the initial price of the Underlying Security to the public increased for accrued OID), the certificateholder may acquire its interest in the Underlying Security with "market discount" as defined under
Section 1276 of the Code. If the amount of market discount exceeds a certain "de minimis" amount, then the certificateholder will have to recognize as ordinary income its share of any gain realized on the disposition of either the Underlying Security or the Certificate, to the extent such market discount has accrued. In addition, the certificateholder will have to recognize as ordinary income its share of any partial principal payment on the Underlying Security to the extent market discount has accrued. Alternatively, the certificateholder may elect to recognize and include market discount in income currently. (Because such an election will affect how the certificateholder treats other securities it should only be made after consulting with a tax adviser). In either case, the basis of the certificateholder's interest in the Underlying Security will increase by the amount of market discount recognized. If the market discount rules apply to one or more Underlying Securities represented by a certificate but a certificateholder does not elect to currently accrue and include market discount in income currently, then the certificateholder may have to defer claiming a deduction for part or all of any interest expense incurred or continued to purchase or carry the certificate.

      Premium. Depending on how the purchase price of a certificate is allocated among the certificateholder's interests in the Underlying Securities, the certificateholder's interests in one or more Underlying Securities may be purchased with either an acquisition premium or a bond premium. A certificateholder's interests in an Underlying Security is purchased with acquisition premium if the purchase price allocated to the Underlying Security exceeds the adjusted issue price of the Underlying Security but not its stated redemption price at maturity, Acquisition premium reduces (but does not eliminate) the amount of OID that the certificateholder would otherwise have to include in income. The affect of acquiring an interest in an Underlying Security with bond premium is discussed below under the caption "Fixed Rate and Floating Rate Certificates--Bond Premium."

      Election to Treat All Interest as Original Issue Discount. A certificateholder may elect to include in gross income all interest (including stated interest, OID, de minimis OID, market discount and de minimis market discount, as adjusted by any bond premium or acquisition premium) that accrues on an Underlying Security using a constant yield method. Because this election will affect how the certificateholder treats other securities it should only be made after consulting with a tax adviser.

Strip Certificates

      The federal income tax consequences of acquiring, holding, and disposing of Strip Certificates will be discussed in the applicable Supplement or an attachment thereto.

Fixed Rate and Floating Rate Certificates

      Original Issue Discount. Proper federal income tax treatment of these certificates is unclear. In effect, a portion of the principal and a portion of the interest have been "stripped" off the Underlying Securities. Under the tax rules applicable to stripped debt obligations, on the date a certificate is purchased, each of the Underlying

Securities represented by the certificate is treated as newly issued (possibly with original issue discount) for purposes of reporting a certificateholder's income. Notwithstanding these rules, however, the investment of the certificateholder more closely resembles an investment in an ordinary, non-OID bond than an investment in a discount instrument.

      Assuming the certificates are purchased at par (generally, the face amount of the Underlying Securities) and subject to the discussion in the paragraph below, the trust intends to take the position that the Fixed Rate and Floating Rate Certificates do not represent interests in securities having original issue discount. Based upon the foregoing, it is reasonable for each Fixed Rate and Floating Rate certificateholder to report on its federal income tax return, in a manner consistent with its method of tax accounting, its share of the interest income earned with respect to the Underlying Securities. If, however, the Service successfully challenges this position, the Fixed Rate and Floating Rate Certificates would represent interests in securities having original issue discount. In that case, Fixed Rate and Floating Rate certificateholders would have to include in gross income such OID as accrued over the term of the Underlying Securities under a constant yield method. In addition, Fixed Rate and Floating Rate certificateholders who acquire their certificates after the original issuance (that is, on re-sale) may acquire their interests in the Underlying Securities either with additional discount or at a premium. These purchasers should consult their tax advisors regarding the tax consequences of acquiring, owning and disposing of Fixed Rate and Floating Rate Certificates under these circumstances.

      Bond Premium. Depending on how the purchase price of a certificate is allocated among the Underlying Securities, a certificateholder may acquire its interest in one or more Underlying Securities at a bond premium. This will occur to the extent that the purchase price allocated to the certificateholder's portion of the Underlying Security exceeds the stated redemption price at maturity of the certificateholder's portion of the Underlying Security. If the certificateholder makes (or has made) an election under Section 171 of the Code, then the premium will be amortizable over the term of the Underlying Security under a constant yield method. The amount of premium amortized in each taxable year offsets the interest income on the Underlying Security but also reduces the certificateholder's basis in the Underlying Security. Because this election will affect how the certificateholder treats other securities it should only be made after consulting with a tax advisor.

Special Considerations for Underlying Securities That Include Trust Preferred

      The Underlying Securities may include Trust Preferred Securities. Ordinarily, an issuer of Trust Preferred Securities may defer the interest payments on the subordinated debentures that underlie the Trust Preferred Securities, thereby deferring the interest payments on the Trust Preferred Securities as well. The materials used to offer Trust Preferred Securities may express the view that the Trust Preferred Securities were not issued with original issue discount. Presumably, this is based on the belief that the likelihood of the issuer exercising its right to defer interest on the subordinated debentures was remote. In these cases, the trust also intends to treat these assets as having been issued without OID.

      If the Service successfully challenges this treatment (or the assertion that the exercise of the deferral right was remote), then a certificateholder will have to include any OID in income as it accrues over the term of the trust Preferred Securities regardless of whether the certificateholder received the cash attributable to that income and regardless of the certificateholder's regular accounting method. Similarly, if the issuer of the Trust Preferred Securities exercises its right to defer interest payments on the subordinated debentures, then beginning with the first deferral period, the certificateholders will have to accrue the interest payable on the Trust Preferred Securities as OID.

Deductibility of Trust's Fees and Expenses

      Fees and Expenses. Under Section 162 or 212 of the Code, each certificateholder will be entitled to deduct its pro rata share of expenses incurred by the trust. In the case of individuals (and trusts, estates or other persons that compute their income in the same manner as individuals) these expenses will be deductible under Section 67 of the Code only to the extent these expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of the individual's adjusted gross income. In addition,
Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a certain amount (the "Applicable Amount") will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over the Applicable Amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The 3% and 80% limits are scheduled to be reduced starting in 2006 and return to current levels in 2010.

      Foreign Tax Credits. Foreign income taxes (if any) withheld from payments to the trust will be includible in the income of certificateholders and will likewise be deductible to certificateholders, or, alternatively, certificateholders may, subject to various limitations, be eligible to claim a U.S. foreign tax credit.

Sale or Exchange by Certificateholders

      Sale or Exchange of a Certificate. A certificateholder who sells a certificate prior to its maturity will be treated as having sold a pro rata portion of the Underlying Securities represented by the certificate. The certificateholder will recognize gain or loss equal to the difference, if any, between the amount received for each type of Underlying Security (determined based on the relative fair market values of the Underlying Securities on the date of sale) and the certificateholder's adjusted basis in each Underlying Security. A certificateholder's adjusted basis in an Underlying Security will equal the amount of the Certificate purchase price initially allocated to the Underlying Security, increased by any original issue discount accrued by the certificateholder with respect to that security and decreased by the bond premium amortized and any payments of stated redemption price at maturity (generally, principal payments) received with respect to that security. Except for gain representing accrued interest and accrued market discount not previously included in income, any gain or loss will be capital gain or loss.

      Certificates Subject to Call. As noted above, in some cases the acquisition of a certificate will represent both the purchase of an interest in the Underlying Securities and the grant of an option to call the certificate. Although the matter is not entirely free from doubt, these two actions are likely to represent a straddle for purposes of Section 1092 of the Code. Consequently, any capital gain or loss realized on the sale, exchange or redemption of the certificate will be short-term capital gain or loss regardless of how long the certificate is held.

      Sale of the Underlying Securities. If the trust sells the Underlying Securities (or the Underlying Securities are redeemed or retired by the Issuer) each certificateholder will be treated as having sold its pro rata interest in the Underlying Security and gain or loss (if any) will be recognized by the certificateholder. Except for gain representing accrued interest and accrued market discount not previously included in income, any gain or loss will be capital gain or loss.

      In Kind Redemption of Certificates. If the Underlying Securities are distributed in exchange for certificates in accordance with the proportionate interests of the certificateholders in the principal and interest payments on the Underlying Securities, then that distribution will not be treated as a taxable event. A certificateholder will, however, have gain or loss if following an in-kind redemption, the certificateholder has a greater or lesser interest in the principal or interest payments on the Underlying Securities than it held immediately before the exchange.

      Modification or Exchange of Underlying Securities. Depending upon the circumstances, it is possible that a modification of the terms of the Underlying Securities, or a substitution of other assets for the Securities following a default on the Underlying Securities, would be a taxable event to certificateholders, in which case they would recognize gain or loss as if they had sold their interests in the Underlying Securities.

Special Considerations for Underlying Securities Denominated in a Foreign
Currency

      The following U.S. federal income tax considerations apply to certificates ("Foreign Currency Certificates") that represent interests in Underlying Securities that are debt instruments denominated in currency other than the U.S. dollar ("Underlying Foreign Securities"). Different rules apply to interest that may be taken into income upon receipt (such as interest received from a non-OID debt by a cash method U.S. Certificateholder) and interest that must be taken into income as it accrues (such as OID and "ordinary" interest in the case of an accrual method U.S. Certificateholder).

      Interest That May be Taken Into Income Upon Receipt ("Current Interest"). In the case of Current Interest paid in a foreign currency, the Certificateholder must determine (and include in income) the U.S. dollar value of the foreign currency payment on the date the payment is received, regardless of whether the payment is in fact converted into U.S. dollars at that time. If the payment is retained in the form of the foreign currency, then the U.S. dollar value of the currency on the date of payment will be the U.S. Certificateholder's tax basis in the foreign currency. Any gain or loss subsequently realized by the U.S. Certificateholder on the sale or other disposition of the foreign currency (including its exchange into U.S. dollars or its use to purchase additional certificates) will be ordinary income or loss.

      Interest That Must be Taken Into Income as it Accrues and Before Receipt ("Accrued Interest"). A U.S. Certificateholder must determine (and include in income) the U.S. dollar value of its Accrued Interest income by translating that income at the average rate of exchange for the accrual period or, if the accrual period spans two taxable years, by translating the income at the average rate for that part of the accrual period falling within the taxable year. Alternatively, the U.S. Certificateholder may elect to translate Accrued Interest using the rate of exchange on the last day of the accrual period or, with respect to an accrual period that spans two taxable years, using the rate of exchange on the last day of the taxable year for that part of the accrual period falling within the taxable year. In addition, if the last day of an accrual period is within five business days of the date of receipt of the Accrued Interest, a U.S. Certificateholder may translate the interest using the rate of exchange on the date of receipt. Because the election will apply to other debt obligations held by the U.S. Certificateholder and may not be changed without the consent of the Service, a U.S. Certificateholder should consult a tax advisor before making the above election.

      Receipt of Accrued Interest. A U.S. Certificateholder will recognize exchange gain or loss (which will be treated as ordinary income or loss) on the date the Accrued Interest is received. The amount of exchange gain or loss recognized will equal the difference, if any, between the U.S. dollar value of the foreign currency payment received (determined on the date the payment is received) and the U.S. dollar value of the Accrued Interest taken into income with respect to the accrual period.

      Acquisition of Foreign Currency Certificates With Foreign Currency. A U.S. Certificateholder who purchases a Foreign Currency Certificate with previously acquired foreign currency will recognize ordinary income or loss equal to the difference (if any) between the Certificateholder's tax basis in the foreign currency and the U.S. dollar fair market value of the foreign currency as determined on the date of purchase.

      Sale, Exchange or Retirement of a Foreign Currency Certificate. Upon the disposition of a Foreign Currency Certificate (whether by sale, exchange or redemption), a U.S. Certificateholder will recognize taxable gain or loss equal to the difference between the amounts realized with respect to its interests in the different Underlying Foreign Securities and the U.S. Certificateholder's adjusted tax basis in its interests in the different Underlying Foreign Securities. See the discussion under "Sale or Exchange by Certificateholders." If the U.S. Certificateholder receives foreign currency on the disposition of the Foreign Currency Certificate, the amount realized will be based on the U.S. dollar value of the foreign currency on either the date the payment is received or the date the Foreign Currency Certificate is sold, exchanged or redeemed.

      To the extent gain or loss realized upon the disposition of a Foreign Currency Certificate is attributable to fluctuations in currency exchange rates, it will be treated as ordinary income or loss but will not be characterized as interest income or as an interest expense. The amount of currency gain or loss will equal the difference between the U.S. dollar value of the principal amounts of the different Underlying Foreign Securities, determined on the date the payment is received or the Foreign Currency Certificate is disposed of, and the U.S. dollar value of the foreign currency principal amount of the different Underlying Foreign Securities, determined on the date the U.S. Certificateholder acquired the Foreign Currency Certificate. Foreign currency gain or loss will be recognized only to the extent of the total gain or loss realized by the U.S. Certificateholder on the disposition of the Foreign Currency Certificate.

      Market Discount. If a U.S. Certificateholder's share of a Foreign Currency Security is acquired at market discount, then the amount of market discount accrued in respect of that Foreign Currency Security is measured in terms of the foreign currency. Market discount is deemed to accrue in all cases, but at a U.S. Certificateholder's election the amount accrued may be taken into income either (i) currently or (ii) upon the receipt of any partial principal payment on the Foreign Currency Security, or upon the sale, exchange, retirement or other disposition of the Foreign Currency Certificate. (See the earlier discussion of market discount under the caption "Interests in the Underlying Securities in Full--Market Discount"). Market discount that is taken into income currently, and before receipt, is treated like Accrued Interest and Market Discount that is not taken into account until received, is treated like Current Interest.

      Premium. If a U.S. Certificateholder's share of a Foreign Currency Security is acquired at a premium, then the amount of premium amortized in respect of any interest payment from that Foreign Currency Security is measured in terms of the foreign currency. (See the earlier discussion of bond premium under the caption "Fixed Rate and Floating Rate Certificates--Bond Premium.") At the time the corresponding interest payment is received, the portion of the interest payment equal to the amortized premium should be treated as a return of principal. A U.S. Certificateholder should then recognize exchange gain or loss on that portion based on the difference between the U.S. dollar value of such amount as measured on the date the interest payment is received and the U.S. dollar cost of the amount as measured on the date the Certificate was acquired. As to the treatment of the remaining amount of the interest payment, see the earlier discussions of Current Interest and Accrued Interest.

Income of Non-U.S. Certificateholders

      A Non-U.S. Certificateholder who is an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the certificates on its own behalf will not be subject to United States federal income taxes on payments of principal, premium, interest or original issue discount on a certificate, unless the Non-U.S. Certificateholder is (i) a direct or indirect 10% or greater shareholder of the issuer of the Underlying Securities; (ii) a controlled foreign corporation related to the issuer of the Underlying Securities; or (iii) an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes. To qualify for the exemption from taxation, the Withholding Agent, as defined below, must have received a statement from the individual or corporation that:

      o is signed under penalties of perjury by the beneficial owner of the certificate,

      o     certifies that such owner is not a U.S. Certificateholder, and

      o     provides the beneficial owner's name and address.

      A "Withholding Agent" is the last United States payor (or a non-U.S. payor who is a qualified intermediary, U.S. branch of a foreign person, or withholding foreign partnership) in the chain of payment prior to payment to a Non-U.S. Certificateholder (which itself is not a Withholding Agent). Generally, this statement is made on an IRS Form W-8BEN ("W-8BEN"), which is effective for the remainder of the year of signature plus three full calendar years unless a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, a W-8BEN with a U.S. taxpayer identification number will remain effective until a change in circumstances makes any information on the form incorrect, provided that the Withholding Agent reports at least annually to the beneficial owner on IRS Form 1042-S. The beneficial owner must inform the Withholding Agent within 30 days of such change and furnish a new W-8BEN. A Non-U.S. Certificateholder who is not an individual or corporation (or an entity treated as a corporation for federal income tax purposes) holding the certificates on its own behalf may have substantially increased reporting requirements. In particular, in the case of certificates held by a foreign partnership (or foreign trust), the partners (or beneficiaries) rather than the partnership (or trust) will be required to provide the certification discussed above, and the partnership (or trust) will be required to provide certain additional information.

      A Non-U.S. Certificateholder whose income with respect to its investment in a certificate is effectively connected with the conduct of a U.S. trade or business would generally be taxed as if the certificateholder was a U.S. person provided the certificateholder provides to the Withholding Agent an IRS Form W-8ECI.

      Certain securities clearing organizations, and other entities that are not beneficial owners, may be able to provide a signed statement to the Withholding Agent. However, in such case, the signed statement may require a copy of the beneficial owner's W-8BEN (or a substitute form).

      Generally, a Non-U.S. Certificateholder will not be subject to federal income taxes on any amount which constitutes capital gain upon retirement or disposition of a certificate, unless the Non-U.S. Certificateholder is an individual who is present in the United States for 183 days or more in the taxable year of the disposition and the gain is derived from sources within the United States. Certain other exceptions may be applicable, and a Non-U.S. Certificateholder should consult its tax advisor in this regard.

      Estate Tax. The certificates will not be includible in the estate of a Non-U.S. Certificateholder unless (a) the individual is a direct or indirect 10% or greater shareholder of the Underlying Securities Issuer or, (b) at the time of such individual's death, payments in respect of the certificates would have been effectively connected with the conduct by such individual of a trade or business in the United States, or (c) the certificateholder was an individual who ceased being a U.S. citizen or long-term resident for tax avoidance purposes.

Information Reporting and Backup Withholding

      Backup withholding of U.S. federal income tax may apply to payments made in respect of a certificate to a registered owner who is not an "exempt recipient" and who fails to provide certain identifying information (such as the registered owner's taxpayer identification number) in the manner required. Generally, individuals are not exempt recipients whereas corporations and certain other entities are exempt recipients. Payments made in respect of a certificateholder must be reported to the Service, unless the certificateholder is an exempt recipient or otherwise establishes an exemption. Compliance with the identification procedures (described in the preceding section) will also establish an exemption from backup withholding for a Non-U.S. Certificateholder who is not an exempt recipient.

      In addition, upon the sale of a certificate to (or through) a broker, the broker must backup withhold on the entire purchase price, unless either (i) the broker determines that the seller is a corporation or other exempt recipient or
(ii) the seller provides certain identifying information in the required manner, and in the case of a Non-U.S. Certificateholder certifies that the seller is a Non-U.S. Certificateholder (and certain other conditions are met). The sale must also be reported by the broker to the Service, unless either (i) the broker determines that the seller is an exempt recipient or (ii) the seller certifies its non-U.S. status (and certain other conditions are met).

      Any amounts withheld under the backup withholding rules from a payment to a certificateholder will be allowed as a refund or a credit against such certificateholder's U.S. federal income tax, provided that the required information is furnished to the Service.

Proposed Reporting Regulations

      In June 2002 the IRS and Treasury Department proposed new rules concerning the reporting of tax information with respect to "Widely Held Fixed Investment Trusts." If these rules are finalized in their current form, the trustee may be compelled, or have an opportunity, to adopt new ways of calculating and reporting tax items (such as OID, market discount, sale proceeds and premium) to the certificateholders. Any new method of calculating and reporting tax items to the certificateholders could have the effect of accelerating their income and delaying their deductions.

State and Local Tax Considerations

      Potential certificateholders should consider the state and local tax consequences of the purchase, ownership and disposition of the certificates. State and local tax laws may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the tax laws of any state or locality. Therefore, potential certificateholders should consult their tax advisors with respect to the various state and local tax consequences of an investment in the certificates.

Possible Alternative Treatment of the Underlying Securities

      Except as noted in the Supplement, the issuer of the Underlying Securities believes and has received an opinion of counsel to the effect that the Underlying Securities constitute indebtedness for federal income tax purposes. If the Service successfully challenges that assertion, then a certificateholder's interest in the Underlying Securities may instead be treated as representing an interest in the stock of the Underlying Securities issuer.

Treatment of the Underlying Securities as stock could have adverse tax consequences to certain holders. For example, a Non-U.S. Holder might lose the benefit of treating the income on the certificate as interest not subject to federal withholding tax.


                              ERISA CONSIDERATIONS


      The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on (a) an employee benefit plan (as defined in Section 3(3) of ERISA), (b) a plan described in Section 4975(e)(i) of the Code or (c) any entity whose underlying assets include Plan Assets by reason of a plan's investment in the entity (each, a "Plan").

      In accordance with ERISA's general fiduciary standards, before investing in a certificate, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and appropriate for the Plan in view of the Plan's overall investment policy and the composition and diversification of its portfolio. Other provisions of ERISA and the Code prohibit certain transactions (including loans or other extensions of credit) involving the assets of a Plan and persons who have certain specified relationships to the Plan ("Parties in Interest" within the meaning of ERISA or "Disqualified Persons" within the meaning of the Code). Thus, a Plan fiduciary considering an investment in certificates should also consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or the Code.

Trust Assets as "Plan Assets"

      An investment in certificates by a Plan might result in the assets of the trust being deemed to constitute Plan Assets, which in turn might mean that certain aspects of such investment, including the operation of the trust, might be prohibited transactions under ERISA and the Code. Under Section 2510.3-101 of the United States Department of Labor regulations (the "Regulation"), "Plan Assets" may include an interest in the underlying assets of an entity (such as a trust) for certain purposes, including the prohibited transaction provisions of ERISA and the Code, if the Plan acquires an "equity interest" in such entity. Thus, if a Plan acquired a certificate, for certain purposes under ERISA and the Code (including the prohibited transaction provisions) the Plan would be considered to own its share of the underlying assets of the trust unless (1) such certificate is a "publicly-offered security" as defined in such Regulation or (2) equity participation by "benefit plan investors" is not considered "significant" under such Regulation.


      Under the Regulation, a publicly offered security is a security that is
(1) freely transferable, (2) part of a class of securities that is owned by 100 or more investors independent of the issuer and of one another at the conclusion of the initial offering and (3) either is (A) part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act or (B) sold to the Plan as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred.

      Participation by benefit plan investors in the certificates would not be significant if immediately after the most recent acquisition of a certificate, whether or not from the Depositor or Bear Stearns, less than 25% of (1) the value of such class of certificates and (2) the value of any other class of certificates that is not a publicly offered security under the Regulation, were held by benefit plan investors, which are defined as Plans and employee benefit plans not subject to ERISA (for example, governmental plans).

      It is anticipated that certain offerings of certificates will be structured so that assets of the trust will not be deemed to constitute Plan Assets. In such cases, the applicable prospectus supplement will indicate either that the certificates will be considered publicly-offered securities under the Regulation or that participation by benefit plan investors will not be significant for purposes of the Regulation.


      In other instances, however, the offering of certificates may not be so structured. Thus, the assets of the trust may be deemed to be Plan Assets and transactions involving the Depositor, an underwriter, the trustee, any trustee with respect to Underlying Securities, any obligors with respect to Underlying Securities or affiliates of such obligors might constitute prohibited transactions with respect to a Plan holding a certificate unless (i) one or more prohibited transaction class exemptions ("PTCEs") applies or (ii) in the case of an issuer of Underlying Securities, it is not a Disqualified Person or party in interest with respect to such Plan. Plans maintained or contributed to by the Depositor, an underwriter, the trustee, a trustee with respect to Underlying Securities, any issuer of underlying securities, or any of their affiliates, should not acquire or hold any certificate.


      If the trust is deemed to hold Plan Assets, the Underlying Securities would appear to be an indirect loan between the issuer of the Underlying Securities and any Plan owning certificates; however, such loan, by itself, would not constitute prohibited transaction unless such obligor is a party in interest or Disqualified Person with respect to such Plan.

Prohibited Transaction Exemptions

      Certain prohibited transaction exemptions could apply to the acquisition and holding of certificates by Plans, and the operation of the trust, including, but not limited to: PTCE 84-14 (an exemption for certain transaction determined by an independent qualified professional asset manager); PTCE 91-38 (an exemption for certain transactions involving bank collective investment funds); PTCE 90-1 (an exemption for certain transactions involving insurance company pooled separate accounts); PTCE 95-60 (an exemption for certain transactions involving insurance company pooled general accounts) and PTCE 96-23 (an exemption for certain transactions effected by in-house asset managers).

      If the underwriter with respect to an offering of certificates is a broker-dealer registered under the Exchange Act, and customarily purchases and sells securities for its own account in the ordinary course of its business as a broker-dealer, sales of certificates by such underwriter to Plans may be exempt under PTCE 75-1 if the following conditions are satisfied: (i) the underwriter is not a fiduciary with respect to the Plan and is party in interest or Disqualified Person solely by reason of Section 3(14)(B) of ERISA or Section 4975(e)(2)(B) of the Code or a relationship to a person described in such Sections, (ii) the transaction is at least as favorable to the Plan as an arms-length transaction with an unrelated party and is not a prohibited transaction within the meaning of Section 503(b) of the Code, and (iii) the Plan maintains for at least six years such records as are necessary to determine whether the conditions of PTCE 75-1 have been met.

      The custodial and other services tendered by the trustee and any trustee with respect to Underlying Securities might be exempt pursuant to Section 408(b)(2) of ERISA and Section 4975(d)(2) of the Code, which exempt services necessary for the establishment or operation of a Plan under a reasonable contract or arrangement and for which no more than reasonable compensation is paid. An arrangement would not be treated as reasonable unless it can be terminated upon reasonably short notice under the circumstances without penalty. The statutory exemption for services noted above does not provide exemptive relief from prohibited transactions described in Section 406(b) of ERISA or
Section 4975(c)(1)(E) or (F) of the Code.

      The Prospectus Supplement relating to any offering of certificates that will result in the trust assets being deemed to constitute Plan Assets will provide that, by acquiring and holding a certificate, a Plan shall be deemed to have represented and warranted to the Depositor, trustee, and underwriter that such acquisition and holding of a certificate does not involve a non-exempt prohibited transaction with respect to such Plan, including with respect to the activities of the trust.

      ANY PLAN OR INSURANCE COMPANY INVESTING ASSETS OF ITS GENERAL ACCOUNT PROPOSING TO ACQUIRE CERTIFICATES SHOULD CONSULT WITH ITS COUNSEL.

                                  UNDERWRITING

      Certificates may be offered in any of three ways: (i) through underwriters or dealers, (ii) directly to one or more purchasers or (iii) through agents. The applicable prospectus supplement will specify the material terms of the offering of any series of certificates, which may include the names of any underwriters, or initial purchasers, the purchase price of the certificates and the proceeds to the Depositor from such sale, whether the certificates are being offered by the applicable prospectus supplement in connection with trading activities that may create a short position or are being issued to cover such short position, any underwriting discounts and other items constituting underwriters' compensation, any initial public offering price, any discounts or concessions allowed or reallowed or paid to dealers, any securities exchanges on which the certificates may be listed, any restrictions on the sale and delivery of certificates in bearer form and the place and time of delivery of the certificates to be offered thereby.


      If underwriters are used in the sale, certificates will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. Certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. The managing underwriters or underwriters in the United States will include Bear Stearns. The obligations of the underwriters to purchase the certificates will be subject to certain conditions precedent and the underwriters will be obligated to purchase all of the certificates if any certificates are purchased. Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.


      Certificates may also be sold through agents designated by the Depositor from time to time. Any agent involved in the offer or sale of certificates will be named, and any commissions payable by the Depositor to such agent will be specified, in the applicable prospectus supplement. Unless otherwise indicated in the applicable prospectus supplement, any agent will act on a best-efforts basis for the period of its appointment.

      If so specified in the applicable prospectus supplement, the Depositor will authorize agents, underwriters or dealers to solicit offers by certain specified institutions to purchase certificates at the public offering price described in such prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in such prospectus supplement. Such contracts will be subject only to those conditions specified in the applicable prospectus supplement and such prospectus supplement will set forth the commissions payable for solicitation of such contracts. Any underwriters, dealers or agents participating in the distribution of certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of certificates may be deemed to be underwriting discounts and commissions under the Securities Act. Agents and underwriters may be entitled under agreements entered into with the Depositor to indemnification by the Depositor against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters or their affiliates may be required to make in respect thereof. Agents and underwriters and their affiliates may be customers of, engage in transactions with, or perform services for, the Depositor or its affiliates in the ordinary course of business.

      Bear Stearns is an affiliate of the Depositor. Bear Stearns' participation in the offer and sale of certificates complies with the requirements of Section 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. regarding underwriting securities of an affiliate.

      As to each series of certificates, only those classes rated in one of the investment grade rating categories by a rating agency will be offered hereby. Any unrated classes or classes rated below investment grade may be retained by the Depositor or sold at any time to one or more purchasers.




                                  LEGAL MATTERS


The validity of the certificates will be passed upon for the Depositor and the underwriters by Sidley Austin llp, New York, New York or other counsel identified in the applicable prospectus supplement.

                             INDEX OF DEFINED TERMS

Accrued Interest...................................52
Allocation Ratio...................................24
Applicable Amount..................................50
Assessment of Compliance...........................43
Attestation Report.................................44
Base Rate..........................................15
Bear Stearns........................................4
Business Day.......................................15
Calculation Agent..................................16
Call on Certificates...............................24
Call on Underlying Securities......................24
Call Right.........................................24
Callable Series....................................24
CD Rate............................................17
CD Rate Calculation Date...........................18
CD Rate Certificate................................16
CD Rate Determination Date.........................17
Certificate Principal Balance......................22
Certificate Rate...................................12
Certificates of Deposit............................17
CIK number..........................................3
CMS Rate...........................................18
CMS Rate Calculation Date..........................18
CMS Rate Certificate...............................16
CMS Rate Determination Date........................18
Code...............................................46
Commercial Paper Rate..............................18
Commercial Paper Rate Calculation Date.............19
Commercial Paper Rate Certificate..................16
Commercial Paper Rate Determination Date...........18
Composite Quotations...............................16
Concentrated Underlying Security...................30
Current Interest...................................51
Cut-off Date.......................................39
definitive certificate.............................25
Depositary.........................................25
Deposited Asset Provider...........................39
Deposited Assets....................................2
Determination Date.................................14
Disqualified Persons...............................55
Distribution Date...................................2
Domestic Government Securities.....................27
DTC................................................25
Dual Currency Certificates.........................23
Eligible Investments...............................38
Equipment Trust Certificates.......................27
ERISA..............................................55
ETC Credit Entity..................................33
ETC Issuer.........................................32
Exchange Act........................................3
Exchange Rate Agent................................13
Federal Funds Rate.................................19
Federal Funds Rate Calculation Date................19
Federal Funds Rate Certificate.....................16
Federal Funds Rate Determination Date..............19
Fixed Rate and Floating Rate Certificates..........48
Fixed Rate Certificates............................15
Floating Certificate Rate..........................12
Floating Rate Certificates.........................15
Foreign Currency Certificate.......................22
Foreign Currency Certificates......................51
Foreign Government Securities......................27
Government Securities..............................27
GSEs...............................................27
GTC Notes..........................................34
GTCs...............................................27
H.15(519)..........................................16
Index Maturity.....................................16
Initial Certificate Rate...........................15
Interest Reset Date................................16
Interest Reset Period..............................16
ISDA...............................................36
ISDA Definitions...................................36
ISDA Master Agreement..............................36
LIBOR..............................................20
LIBOR Certificate..................................16
LIBOR Determination Date...........................20
London Banking Day.................................15
Market Exchange Rate...............................13
Maximum Certificate Rate...........................16
Minimum Certificate Rate...........................16
Money Market Yield.................................19
Moneyline Telerate Page 42276 Swap Rate............18
Nonrecoverable Advance.............................41
Non-U.S. Certificateholder.........................47
Notional Amount................................15, 17
OID................................................48
Original Issue Date................................12
Outstanding Debt Securities........................31
Parties in Interest................................55
Plan...............................................55
Plan Assets........................................55
Private Sector Securities..........................27
PTCEs..............................................56
Purchase Price.....................................45
Put Date...........................................25
Put Option.........................................25
Puttable Underlying Securities.....................25
Realized Losses....................................22
Regulation.........................................55
Regulations........................................46
Related Proceeds...................................41
Retained Interest..................................10
Reuters Screen LIBO Page...........................20
Secured Underlying Securities......................32
Securities Act......................................3
Senior Underlying Securities.......................31
Service............................................47

Specified Currency.................................13
Spread.............................................16
Spread Multiplier..................................16
SRPM...............................................48
Strip Certificates.............................13, 48
Subordinated Underlying Securities.................31
Treasury bills.....................................21
Treasury Rate......................................21
Treasury Rate Calculation Date.....................22
Treasury Rate Certificate..........................16
Treasury Rate Determination Date...................22
Treasury Securities................................27
Trust Indenture Act................................30
Trust Preferred Securities.........................27
U.S. Certificateholder.............................47
U.S. dollars........................................4
Underlying Foreign Securities......................51
Underlying Securities...........................2, 27
Underlying Securities Currency.....................35
Underlying Securities Indenture....................30
Underlying Securities Interest Accrual Periods.....35
Underlying Securities Payment Dates................35
Underlying Securities Rate.........................34
Underlying Securities Trustee......................30
Underlying Security Events of Default..............31
US$.................................................4
W-8BEN.............................................53
Withholding Agent..................................53

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14. Other Expenses of Issuance and Distribution.

      The following table sets forth the estimated expenses to be incurred in connection with the offering of the Securities, other than underwriting discounts and commissions:

SEC Registration Fee........................                $24,803.53
Trustee's Fees and Expenses.................                $12,000.00
Printing and Engraving......................                $60,000.00
Legal Fees and Expenses.....................               $200,000.00
Blue Sky Fees...............................                $12,500.00
Accounting Fees and Expenses................                $40,000.00
Rating Agency Fees..........................               $100,000.00
Miscellaneous...............................                $20,000,00

Total.......................................               $469,303.53

Item 15.  Indemnification of Directors and Officers.

      Under Section 8(b) of the proposed form of Underwriting Agreement, the Underwriters are obligated under certain circumstances to indemnify certain controlling persons of the Registrant against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

      The Registrant's Certificate of Incorporation provides for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

      Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

Item 16.  Exhibits.

      (a)   Financial Statements:

            None.

      (b)   Exhibits:


      1.1   Form of Underwriting Agreement*.
      3.1 Certificate of Incorporation of Bear Stearns Depositor Inc., as currently in effect*.
      3.2   By-laws of Bear Stearns Depositor Inc., as currently in effect*.
      4.1   Form of Trust Agreement (Standard Terms).
      4.2   Form of Trust Agreement (Series Supplement).
      5.1   Opinion of Sidley Austin llp as to legality of the Securities.
      8.1   Opinion of Sidley Austin llp as to certain tax matters.

      23.1 Consent of Sidley Austin llp (included in Exhibits 5.1 and 8.1 hereto).
      24.1  Power of Attorney.


---------------
*     Incorporated by reference from registration statement 333-58504


Item 17. Undertakings.


A.    Undertaking pursuant to Rule 415 offering.


      The undersigned registrant hereby undertakes:


      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

            (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

            (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

            (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) of this section do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement; and

provided, further, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB.

      (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

      (4) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

            (i) Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

            (ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of the registration statement in reliance on Rule 430B relating to an offering made pursuant to

      Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

      (5) That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities:

The undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

            (i) Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

            (ii) Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

            (iii) The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

            (iv) Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

B. Undertaking in respect of incorporation of subsequent Exchange Act documents by reference.

      The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934), that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C.    Undertaking in respect of indemnification.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

D. Undertaking in respect of incorporation of subsequent Exchange Act documents by third parties.

      The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that (1) it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and (2) it reasonably believes that the security rating requirement of Transaction Requirement B.5 of Form S-3 will be met by the time of sale of each series of securities to which this Registration Statement relates and has duly caused this Post-effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in New York, New York, on the 6th day of June, 2007.

                                              BEAR STEARNS DEPOSITOR INC.


                                              By:         /s/  Craig Overlander
                                                    ---------------------------
                                                    Name:    Craig Overlander
                                                    Title:   President

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints each of Craig Overlander, Paul Friedman and Chris O'Connor, or any of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

      Signature                                               Title                                       Date
      ---------                                               -----                                       ----
  /s/ Craig Overlander                 Director, Chief                                                June 6, 2007
--------------------------             Executive Officer, President (Principal Executive
   Craig Overlander                    Officer)

 /s/ Jeffrey M. Farber                 Comptroller (Principal Financial and Accounting                June 6, 2007
--------------------------             Officer)
  Jeffrey M. Farber

   /s/ Paul Friedman                   Director                                                       June 6, 2007
--------------------------
    Paul Friedman

    /s/ Kenneth Uva                    Director                                                       June 6, 2007
--------------------------
     Kenneth Uva